As filed with the Securities and Exchange Commission on April 29, 2021

REGISTRATION NO. 333-214403
INVESTMENT COMPANY ACT NO. 811-2320
=================================================

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 8

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 11

Allstate Assurance Company Variable Life Account
(Exact Name of Registrant)

Allstate Assurance Company
(Name of Depositor)

Street Address:
3075 Sanders Road
Northbrook, IL 60062-7127
(Address of Depositor's principal executive offices)
Telephone Number: 1-800-366-1411
Fax Number: 1-866-525-5433

JAN FISCHER-WADE, ESQUIRE
ALLSTATE ASSURANCE COMPANY
2920 SOUTH 84TH STREET
LINCOLN, NE 68506
(Name and address of agent for service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing become effective: (check appropriate space)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on ____ pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[X] on April 30, 2021 pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, pursuant to Section 24 of the Investment Company Act of 1940.

FutureVest Variable Universal Life
Individual Flexible Premium Variable Adjustable Life Insurance Policies

Issued by: Allstate Assurance Company
In connection with: Allstate Assurance Co Variable Life Separate Account

Mailing Address:
P.O. Box 660191,
Dallas, TX 75266-0191

1-800-865-5237

Date: April 30, 2021
This Prospectus describes information you should know about the Allstate FutureVest VUL® Flexible Premium Variable Adjustable Life Insurance Policy. Please read it carefully.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. The Policy is not available for sale in the state of New York. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.
If you are a new investor in the Policy, you may cancel your Policy by returning it to us within 31 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Policy Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell Allstate Assurance Company, including Allstate Distributors, LLC, to Antelope US Holdings Company, a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions.
Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Portfolio Companies available under your Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Allstate Assurance Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from Allstate Assurance Company by contacting Allstate Assurance Company Customer Service at 1-800-865-5237.
You may elect to receive all future reports in paper free of charge. You can inform Allstate Assurance Company that you wish to continue receiving paper copies of your shareholder reports by contacting Allstate Assurance Company Customer Service at 1-800-865-5237. Your election to receive shareholder reports in paper will apply to all Portfolio Companies available under your Policy.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The Policies are not FDIC insured.

PROSPECTUS

PROSPECTUS

Definitions
Please refer to this list for the meaning of the following terms:
Accumulation Unit — An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age — The Insured’s age at his or her last birthday.
Attained Age — The Insured’s age on his or her last birthday as of the Policy Issue Date and subsequent Policy Anniversaries.
Beneficiary(ies) — The person(s) named by you to receive the Death Benefit under the Policy.
Company — Allstate Assurance Company, sometimes referred to as “AAC.”
Death Benefit — The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or policy charges.
Face Amount — The initial Death Benefit under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account — The portion of Policy Value receiving fixed interest crediting and allocated to our general account.
Grace Period — A time period of 61 days that begins on any Monthly Activity Day where the Net Surrender Value is less than the Monthly Deduction for the current Policy Month, except as provided in the Safety Net Premium provision.
Insured — The person whose life is covered by your Policy.
Investment Options - Includes each of the Sub-Accounts and the Fixed Account available to invest in.
Issue Date — The date the Policy is issued. It is used to determine Policy Years and Policy Months in your Policy.
Loan Account — An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.
Monthly Activity Day — The day of the month on which deductions are made. If a month does not have that day, the deduction will be made on the last day of that month.
Monthly Automatic Payment — A method of paying a premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction — The amount deducted from Policy Value on each Monthly Activity Day for the policy fee, mortality and expense risk charge, administrative expense charge, cost of insurance charge, and the cost of any benefit riders.
Net Investment Factor — An index applied to measure the net investment performance of a Sub-Account from one Valuation Date to the next. It is used to determine the Policy Value of a Sub-Account in any Valuation Period.
Net Policy Value — The Policy Value, less any Policy Debt.
Net Premium — The Premium paid less the premium expense charge.
Net Surrender Value — The amount you would receive upon surrender of your Policy, equal to the Surrender Value less any Policy Debt.
Policy Anniversary — The same day and month as your Issue Date for each subsequent year your Policy remains inforce.
Policy Debt — The sum of all unpaid Policy loans and accrued interest.
Policy Month — A one month period beginning on the same day of the month as the Issue Date of the Policy.

PROSPECTUS

Policy Owner (“You” “Your”) — The person(s) having the rights of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership rights may be modified by the plan.
Policy Value — The sum of the values in the Sub-Accounts of the Separate Account plus the value of the Fixed Account, plus the Loan Account. The amount from which Monthly Deductions are made and the Death Benefit is determined.
Policy Year — A twelve-month period beginning on the Issue Date or a Policy Anniversary.
Portfolio Company(ies)— The underlying fund(s) (or investment series thereof) in which the Sub-Accounts invest. Each Portfolio Company is an investment company registered with the SEC or a separate investment series of a registered investment company.
Premium — Amounts paid to us as Premium for the Policy by you or on your behalf.
Safety Net Premium — The period of time the Policy is guaranteed to stay inforce based on the payment of the Safety Net Premium.
Separate Account — Allstate Assurance Company Variable Life Separate Account, which is a segregated investment account of Allstate Assurance Company.
Sub-Account — A subdivision of the Separate Account invested wholly in shares of one of the Portfolio Companies.
Surrender Value — The Policy Value less any applicable surrender charges.
Tax Code — The Internal Revenue Code of 1986, as amended.
Valuation Date — Each day the New York Stock Exchange is open for business. Currently the New York Stock Exchange is closed on the following holidays: New Years Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. We do not determine accumulation unit value on days on which the New York Stock Exchange is closed for trading.
Valuation Period — The period of time during which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our — Our company, Allstate Assurance Company, sometimes referred to as “AAC.”
You, Your — The person(s) having the rights of ownership defined in your Policy.

PROSPECTUS

Important Information You Should Consider About the Policy

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals
There are no surrender charges on partial withdrawals. A Partial Withdrawal Service Fee of the lesser of 2% of amount withdrawn or $25.00 applies.

If the investor surrenders the Policy within the first 10 Policy Years, he or she will be assessed a surrender charge. The maximum surrender charge factor is 4,749% ($47.49) per $1,000 of Face Amount. For example, if you surrender your Policy, you could pay a surrender charge of up to $4,749 on a Policy with a $100,000 Face Amount.
				Charges and Deductions - Surrender Charge and Partial Withdrawal Service Fee
Transaction Charges
In addition to surrender charges (if applicable), the investor may also be charged for other transactions. A Premium Expense Charge is charged when premium is paid, and a Transfer Fee* may be charged for the second and each subsequent transfer in each calendar month. Fees may also be charged to exercise optional benefits.

*We are currently waiving this fee.
				Charges and Deductions – Premium Expense and Fee Table - Transaction Fees
Ongoing Fees and Expenses (as annual charges)
In addition to surrender charges and transaction charges, the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and Rider Charges for optional benefits available under the Policy, and such fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and rating classification).

Loan interest will be charged if you have taken out a loan on your Policy.

A policy fee is charged monthly.

An administrative charge is charged monthly.

The mortality and expense risk charge is charged monthly for Policy Value allocated to the Sub-Accounts. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account.

Investors should view the policy specifications page of the Policy for rates applicable to their Policy.

Investors will also bear expenses associated with the Portfolio Companies under the Policy, as shown in the following table:
				Charges and Deductions – Monthly Deduction and Fee Table - Periodic Charges Other Than Annual Portfolio Company's Expenses
	Annual Fee	Minimum	Maximum
	Investment Options (Portfolio Company fees and expenses)	0.10%	1.07%

PROSPECTUS

Risks		Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment
This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Charges assessed on Premiums and the Surrender Charge imposed on surrenders during the first 10 Policy Years will reduce your surrender proceeds. In addition, a surrender may have adverse tax consequences.
Principal Risks of Investing in the Policy
Risks Associated with Investment Options
Your Policy Value will vary depending on the investment options you select. Sub-Accounts will vary depending on the performance of the Portfolio Companies in which they invest and are subject to the risk of negative investment performance. Each investment option, including the Fixed Account investment option, will have its own unique risks. You should review these investment options before making an investment decision.
Principal Risks of Investing in the Policy and General Description of the Policy – The Fixed Account
Insurance Company Risks	An investment in the Policy is subject to the risks related to Allstate Assurance Company. Any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Allstate Assurance Company. If Allstate Assurance Company experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Assurance Company, including its financial strength ratings, is available upon request by calling 1-800-865-5237.	General Account and Financial Condition of Allstate Assurance Company
Contract Lapse
Your Policy could lapse (terminate) if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature is not in effect. Death benefits will not be paid if the Policy has lapsed. If you have any outstanding Policy loans when your Policy lapses, you may have taxable income as a result.

If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. If a Policy loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. All Policy charges continue to be based on your original Issue Date.
How Your Policy Can Lapse

PROSPECTUS

Restrictions		Location in Prospectus
Investments
Certain Sub-Accounts may not be available depending on the date you purchased your Policy. In addition, Certain Sub-Accounts are closed to Policy Owners not invested in the specified Sub-Accounts by a designated date. We reserve the right to add, combine, remove or substitute investment options.

We also reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners.

More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://www.accessallstate.com/product/AllstateFutureVestVUL. You can also request this information at no cost by calling 1-800-865-5237 or by sending an email request to service@allstate.com.

Changes to the Separate Account - Additions, Deletions and Substitutions of the Securities Market Timing and Excessive Trading and Trading Limitations Transfers - General
Optional Benefits	We may discontinue or modify any of the optional benefits at any time prior to the time you elect to receive it.	Other Benefits Available Under the Policy

Taxes	Location in Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. The death benefit of a life insurance policy that was transferred for value may be subject to ordinary income taxes, and subject to tax penalties.
Federal Taxes

Conflicts of Interest	Location in Prospectus
Investment Professional Compensation
Some investment professionals may receive compensation for selling the Policy to investors.

We will pay commissions to broker-dealers that sell the Policies. In addition, certain bonuses and managerial compensation may be paid.

From time to time, we pay asset-based compensation to broker-dealers. We may also pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
Charges and Deductions – Commissions Paid to Broker-Dealers
Exchanges
Some investment professionals may have a financial incentive to offer an investor a new Policy in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both Policies, that it is preferable for you to purchase the new Policy rather than continue to own your existing Policy.
Charges and Deductions – Commissions Paid to Broker-Dealers and Surrender Charges

PROSPECTUS

Overview of the Policy
For Whom is this Policy Appropriate?
This Policy is designed to provide both life insurance protection, flexibility in Premium payments and a choice of Death Benefits. It may be appropriate for an investor who has a higher risk tolerance, an understanding of investments, a long-term investment horizon, financial goals needing a Death Benefit with an added investment component and funds that are not required to meet current needs.
What Premium Payments are Required Under the Policy?
Because the Policy is a “flexible premium” policy you have a great amount of flexibility in determining the timing and amount of your Premiums. You are required to pay a first year Premium, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. After the first Policy Year, you do not have to pay the required Premium as long as you pay the cumulative Premium due under the Safety Net Premium Feature. Under the Safety Net Premium Feature, we agree to keep the Policy, including any optional benefits, inforce for a specified period regardless of the investment performance of the Sub-Accounts as long as your total premiums paid (reduced for withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. When the Safety Net Premium Feature is not in effect, your Policy remains inforce as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. Payment of insufficient premiums may result in a lapse of the Policy.
Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance policy. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately.
The Policy currently offers multiple Investment Options, which include Sub-Accounts and a Fixed Account option. Each Sub-Account invests in a single Portfolio Company. You may invest in up to 21 Investment Options. You may transfer money among your investment choices, subject to restrictions. Additional information about each Portfolio Company is provided in the Appendix B at the back of this Prospectus.
What are the Primary Features of the Policy?
Death Benefit. While your Policy is inforce, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charges.
Withdrawal Options. You may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $250. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000.
Loan Provisions. You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 75% of the Surrender Value so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net cumulative premium requirements, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.
Optional Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. The riders we currently offer are described below in “Other Benefits Available Under the Policy.” All of these riders may not be available in all states. In our discretion, we may offer additional riders or stop offering a rider. All riders can be concurrently elected. Riders requiring an additional cost will reduce your Policy Value due to the cost of the rider.
Riders
•Children’s Level Term Rider - This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65.

PROSPECTUS

•Accidental Death Benefit Rider - Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider.
•Continuation of Payment Rider - Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider.
•Accelerated Death Benefit Rider, Terminal Illness - This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us.
•Accelerated Death Benefit Rider, Chronic Illness - This rider provides for an acceleration of a portion of the Death Benefit if the Insured has been certified by a licensed health care practitioner as a chronically ill individual who is:
a.Permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living for a period of at least 90 consecutive days due to loss of functional capacity; or
b.Requiring substantial supervision to protect such individual from threats to health and safety due to permanent severe cognitive impairment.
•Overloan Protection Rider - If the benefit is elected under this rider, the Policy will not lapse due to Policy loans exceeding the Surrender Value.
•Guaranteed Insurability Rider - This rider provides the option to increase the Face Amount of the Policy on the Policy anniversaries following the attainment of Insured’s ages 25, 28, 31, 34, 37 and 40 without proof of insurability. Unscheduled increases are allowed in lieu of the attained age increase options at the following life events: birth, marriage and adoption.
Other Benefits
•Asset Allocation Program - You may elect to participate in the optional asset allocation program for no additional charge to you. The asset allocation program provides Policy Owners with an assessment questionnaire to help determine their investment time horizon and tolerance for risk. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Morningstar ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial assessment.
•Dollar Cost Averaging - You may automatically transfer a set amount every month (or other intervals we may offer) from any Sub-Account or the Fixed Account to any Sub-Account or Fixed Account.
•Portfolio Rebalancing - We will automatically rebalance the Policy Value in each Sub-Account and return it to the desired percentage allocations each quarter.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between Investment Options.

PROSPECTUS

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Premium Expense Charge	When you pay a premium	6% of the Premium amount
Surrender Charge	When you surrender your Policy during the first 10 Policy Years	Maximum: $47.49 per $1,000 of Face Amount Minimum: $4.48 per $1,000 of Face Amount
Year One Charge for a Representative Investor(1) Surrender Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue	When you surrender your Policy	$20.88 per $1,000 of Face Amount
Partial Withdrawal Service Fee	When you make a withdrawal	The lesser of 2% of amount withdrawn or $25.00
Transfer Fee(2)	Second and each subsequent transfer in each calendar month	$10.00 Maximum; $0 current
Accelerated Death Benefit Rider, Terminal Illness	When Benefit Elected	$150
Accelerated Death Benefit Rider, Chronic Illness	When Benefit Elected	$250
Overloan Protection Rider	When Benefit Elected	4.5% of Policy Value
(1)The charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that a particular investor will pay. You may obtain more information about the particular charges that would apply to you by contacting the number on the cover page.
(2)We are currently waiving this fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Portfolio Company's fees and expenses.
Periodic Charges Other Than Annual Portfolio Company's Expenses

Charge	When Charge is Deducted	Amount Deducted
Base Policy Charge:
Cost of Insurance(1) Maximum and Minimum Charge	Monthly	Maximum and current: $83.33 per $1,000 Net Amount at Risk Minimum and current: $0.01 per $1,000 Net Amount at Risk
Charge for a Representative Investor(1) Cost of Insurance Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue, assuming $1,825.00 annual premium		Guaranteed: $0.16 per $1,000 Net Amount at Risk Current: $0.16 per $1,000 Net Amount at Risk First Month's Charge: $18.37
Policy Fee	Monthly	Maximum: $15; current: $11
Mortality and Expense Risk Fees	Monthly	Years 1-10: 0.85% annually - guaranteed (0.70% annually - current) Sub-Account Policy Value Years 11+: 0.45% annually - guaranteed (0.30% annually - current) Sub-Account Policy Value

PROSPECTUS

Administrative Expense Charge	Monthly for the first 30 Policy Years	Maximum: $0.35 per $1,000 Face Amount Minimum: $0.06 per $1,000 Face Amount
Charge for a Representative Investor(1) Cost of Insurance Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue.		$0.16 per $1,000 on the first $100,000 $0.06 per $1,000 on the amount over $100,000
For Policies with applications signed prior to August 10, 2020:
Loan Interest Rate	Annually	Interest Rate on Preferred Loans 2% annually; Interest Rate on Standard Loans 3% annually
For Policies with applications signed on or after August 10, 2020:
Loan Interest Rate	Annually	Interest Rate on Preferred Loans 1% annually; Interest Rate on Standard Loans 2% annually
Optional Benefit Charges
Children’s Level Term Rider	Monthly	$2.50 per $5,000 unit of coverage
Accidental Death Benefit Rider	Monthly	Maximum COI: $0.13 per $1,000 of benefit amount Minimum COI: $0.08 per $1,000 of benefit amount
Charge for a Representative Investor(1) Cost of Insurance Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue		$0.10 per $1,000 Monthly Charge: $12.00
Continuation of Payment Rider	Monthly	Maximum COI: $1.54 per $100 of benefit amount Minimum COI: $0.25 per $100 of benefit amount
Charge for a Representative Investor(1) Cost of Insurance Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue, assuming $1,825.00 annual premium		$0.64 per $100 of benefit amount Monthly Charge: $11.68
Guaranteed Insurability Rider	Monthly	Maximum COI: $0.12 per $1,000 benefit amount Minimum COI: $0.07 per $1,000 benefit amount
Charge for a Representative Investor(1) Cost of Insurance Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue		$0.11 per $1,000 Monthly Charge: $13.20
(1)The cost of insurance or other charge varies based on individual characteristics. The cost of insurance charge or other charge shown in the table may not be representative of the charge that a particular investor will pay. You may obtain more information about the particular cost of insurance or other charges that would apply to you by contacting the number on the cover page.
The next table shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Policy. A complete list of the Portfolio Companies available under the Policy, including their annual expenses, is located in the Appendix B at the back of this Prospectus.
The Portfolio Company's Annual Expenses

	Minimum	Maximum
Total Annual Operating Expenses(1) (expenses that are deducted from the Portfolio Company's assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.07%
(1)Expenses are shown as a percentage of the Portfolio Company's average daily net assets (before any waiver or reimbursement) as of December 31, 2020.

PROSPECTUS

Principal Risks of Investing in the Policy
Risk of Loss. You can lose money by investing in the Policy. Amounts you allocate to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolio Companies in which those Sub-Accounts invest. You bear the investment risk that the Portfolio Companies might not meet their investment objectives. Shares of the Portfolio Companies are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
Not a Short-Term Investment. This Policy is designed to provide benefits on a long-term basis. It is not suitable as a short-terms savings vehicle. You should not purchase the Policy if you may need to access the Policy Value within a short time. If you are purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which you are purchasing the Policy.
Risks Associated with Investments. Your Policy Value will vary depending on the investments options you select. Sub-Accounts will vary depending on the performance of the Portfolio Companies in which they invest and are subject to the risk of negative investment performance. Each investment option, including the Fixed Account investment option, will have its unique risks. You should review these investment options before making an investment decision.
Insurance Company Risks. An investment in the Policy is subject to the risks related to Allstate Assurance Company. Any obligations (including under any Fixed Account investment options), guarantees, or benefits are subject to the claims-paying ability of Allstate Assurance Company. If Allstate Assurance Company experiences financial distress, it may not be able to meet its obligations to you.
Policy Lapse. Your Policy could lapse (terminate) if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature is not in effect. Death benefits will not be paid if the Policy has lapsed. If you have any outstanding Policy loans when your Policy lapses, you may have taxable income as a result.
If the Policy lapses, you may apply for reinstatement by paying to us the reinstate Premium and any applicable charges required under the Policy. If a Policy loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. All Policy charges continue to be based on your original Issue Date.
Access to Cash Value. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We will subtract a surrender charge from your surrender proceeds during the first ten Policy Years and the first ten years following an increase to the Face Amount. You also may withdraw a portion of your Policy Value through a partial withdrawal. We deduct a partial withdrawal service fee of the lesser of 2% of the amount withdrawn, or $25, from the remaining Policy Value for a partial withdrawal. Surrenders and withdrawals may have adverse tax consequences.
Tax Consequences. Your Policy is structured to meet the definition of a life insurance policy under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance policies, generally are excluded from the gross income of the beneficiary. Withdrawals and Policy loans, however, are treated differently. Amounts withdrawn and Policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance policy under the Tax Code. For more information on the consequences of a Policy becoming a modified endowment contracts, see Federal Taxes -Modified Endowment Contracts. For more information on the tax treatment of the Policy, in general, see “Federal Taxes".
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax adviser for additional information.

PROSPECTUS

General Description of Depositor, Registrant, and Sub-Accounts
Allstate Assurance Company. Allstate Assurance Company ("Company") serves as the depositor of the Separate Account. Our offices are located at 3075 Sanders Road, Northbrook, IL 60062-7127; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191.
General Account and Financial Condition of Allstate Assurance Company. Any guarantees under the Policy that exceed your Policy Value are paid out of the Company’s general account and are subject to our financial strength and claims paying ability. Obligations funded by the general account are the death benefit, living benefits, the accelerated death benefit riders, and the Overloan Protection Rider.
We are obligated to pay all money we owe under the Policies — such as death benefits and income payments — if that amount exceeds the assets in the Separate Account. Any such amount is paid from our general account. Such amounts are subject to our financial strength and claims paying ability and our long-term ability to make such payments. We are regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in our general account and requires us to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. State regulators also require Allstate Assurance Company to maintain a minimum amount of capital, to act as a cushion in the event the Company suffers a financial impairment. But there is no guarantee that we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Policy Owners to read and understand our financial statements. Our financial statements are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by writing to us at P.O. Box 660191, Dallas, TX 75266-0191, or calling us at 1-800-865-5237.
The Separate Account. Allstate Assurance Company Variable Life Account is the registrant of the policies. It was originally established in 2016, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or the Company. Allstate Assurance Company Variable Life Separate Account is a segregated asset account of Allstate Assurance Company. Allstate Assurance Company owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate Assurance Company other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate Assurance Company’s other assets. Allstate Assurance Company is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolio Companies. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts, or the Portfolio Companies. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolio Companies and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.
The street address for the Allstate Assurance Company Variable Life Separate Account is 3075 Sanders Road, Northbrook, IL 60062-7127, with a mailing address of P.O. Box 660191, Dallas, TX 75266-0191.
Sub-Accounts. You may allocate your purchase payments to various Sub-Accounts. Each Sub-Account invests in the shares of a corresponding Portfolio Company. Each Portfolio Company has its own investment objective(s) and policies. Information regarding each Portfolio Company, including its name; its type or a brief statement of its investment objectives; its investment adviser and any sub-investment adviser; current expenses; and performance is included in the Appendix B at the back of this Prospectus. Certain Portfolio Companies may not be available depending on the date you purchased your Policy. In addition, certain Portfolio Companies are closed to Policy Owners not invested in the specified Portfolio Companies by a designated date.
We do not provide investment advice, nor do we recommend any particular Sub-Account. You bear the risk of any decline in the value of Sub-Accounts resulting from the performance of the Sub-Accounts. Please consult with a qualified investment professional if you wish to obtain investment advice. You should carefully consider the investment objectives, risks, charges and expenses of the underlying Portfolio Companies when making an allocation to the Sub-Accounts.

PROSPECTUS

Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolio Companies held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of Portfolio Company shares as to which a Policy Owner may give instructions as of the record date for a Portfolio Company’s shareholder meeting.
The number of votes you are entitled to for a Portfolio Company’s shares held in a Sub-Account in which you are invested is determined by dividing your Sub-Account value attributable to the Portfolio Company by the net asset value of a single Portfolio Company share. Fractional shares will be counted.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio Company shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio Company are voted, it can lead to a small number of shareholders determining the outcome of a proxy.
We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolio Companies or to approve or disapprove an investment advisory contract for one or more of the Portfolio Companies.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolio Companies if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio Company or would result in the purchase of securities for the Portfolio Company which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio Company. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio Company shares without obtaining instructions from our Policy Owners, and we may choose to do so.

Charges and Deductions
Premium Expense Charge. Before we allocate a Premium to the Policy Value, we subtract the premium expense charge. The premium expense charge equals 6.00% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.
State premium tax rates currently vary from 0% to 4.0%. Premium taxes are not directly passed through to you by us. We do not vary the premium expense charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. The current North Carolina premium tax rate is 1.9% of the gross premium collected.
Monthly Deduction. On the Issue Date and on each Monthly Activity Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:
1)the policy fee;
2)the administrative expense charge;
3)the mortality and expense risk charge;
4)the cost of insurance charge for your Policy; and
5)the cost of certain additional benefits provided by riders, if any.

PROSPECTUS

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.
Policy Fee. The monthly policy fee will never be more than $15.00 per month. We currently charge $11.00. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The policy fee is waived after the Insured’s age 121.
Administrative Expense Charge. The monthly Administrative Expense Charge applies for the first thirty Policy Years, and varies based on the Insured’s age at issue of the Policy, sex, payment class, and Face Amount. The current monthly Administrative Expense Charge is tiered such that one rate per $1,000 is charged on the first $100,000 of Face Amount and another rate per $1,000 is charged on the Face Amount above $100,000. See Periodic Charges Other Than Annual Portfolio Company's Expenses. The guaranteed amount is the same as the current amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured’s Attained Age at the time of the increase. The applicable charge applies for thirty years from the date of the increase. If you decrease the Face Amount, the Administrative Expense Charge remains the same. The Administrative Expense Charge is waived after the Insured’s age 121.
Mortality and Expense Risk Charge. The current monthly mortality and expense risk charge is calculated at a monthly rate of 0.06% of the net Policy Value allocated to the Sub-Accounts for the first ten years and 0.03% thereafter. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Activity Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The mortality and expense risk charge is waived after the Insured’s age 121.
Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount at risk for each Policy Month. The net amount at risk is (a) – (b), where: (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, sex, payment class and Face Amount, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in your Policy. Please see the following example.

Example (45-Year Old Non-Smoking Male):
Face Amount	$100,000
Death Benefit Option	1
Policy Value on the Current Monthly Activity Day	$30,000
Insured’s Attained Age	45
Corridor Percentage	215%
Death Benefit	$100,000

On the Monthly Activity Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 215% = $64,500). See Standard Death Benefits - Death Benefits- Death Benefit Options. Since the Policy Value on that date is $30,000, the cost of insurance charges per $1,000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) – $30,000).
Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% × $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) – $50,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under

PROSPECTUS

Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Purchase of Policy and Premiums - Policy Value”. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 2017 Commissioners Standard Ordinary (“2017 CSO”) Smoker and Non-Smoker Mortality Table, based on the Insured’s sex, smoker status, and age. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 2017 CSO 80 Mortality Table, based on the smoker status and age.
Beginning on the Policy Anniversary following the Insured’s 121st birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fee.
Loans. The amounts allocated to the Loan Account are credited interest at the Loan Credited Rate of 2.0% for Policies with an application signed prior to August 10, 2020 and 1.0% for Policies with an application signed date on or after August 10, 2020. The annual interest rate charged for preferred loans of 2.0% for Policies with an application signed prior to August 10, 2020, and 1.0% for Policies with an application signed date on or after August 10, 2020, while standard loans are charged an annual interest rate of 3.0% for Policies with an application signed prior to August 10, 2020 and 2.0% for Policies with an application signed date on or after August 10, 2020. See Policy Loans for information regarding how Policy loans are deducted from the relevant accounts. Because amounts allocated to the Loan Account are credited interest, the loan credited rate is 2.0% per year for Policies with an application signed prior to August 10, 2020, and 1.0% per year for Policies with an application signed date on or after August 10, 2020. Preferred loans have a zero net cost and standard loans are subject to a net interest rate of 1.0%. For additional information please refer to Policy Loans section.
Rider Charges. If your Policy includes one or more optional benefits, a rider charge applicable to each optional benefit you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The charge for the Children’s Level Term Rider is $2.50 per $5,000 unit of coverage; up to 5 units may be purchased. The Accidental Death Benefit Rider cost of insurance charge varies based on the insured’s age; the maximum cost of insurance for this rider is $0.13 per $1,000 of benefit amount and the minimum cost of insurance is $0.08 per $1,000 of benefit amount. The Continuation of Payment Rider cost of insurance charge varies based on the insured’s age and sex; the maximum cost of insurance for this rider is $1.54 per $100 of benefit amount and the minimum cost of insurance is $0.25 per $100 of benefit amount. The Guaranteed Insurability Rider cost of insurance charge varies based on the insured’s age; the maximum cost of insurance for this rider is $0.12 per $1,000 of benefit amount and the minimum cost of insurance is $0.07 per $1,000 of benefit amount. Rider charges for a representative insured are in the "Periodic Charges Other Than Portfolio Company's Operating Expenses" table of this Prospectus. The Accelerated Death Benefit Rider, Terminal Illness has a $150 administrative fee if the benefit is elected. The Accelerated Death Benefit Rider, Chronic Illness has a $250 administrative fee if the benefit is elected. The Overloan Protection Rider has a transaction fee of 4.5% of the Policy Value if the benefit is elected. For a description of the optional riders, see “Other Benefits Available Under the Policy”.
Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.
Portfolio Company Charges. You indirectly bear the charges and expenses of the Portfolio Companies whose shares are held by the Sub-Accounts to which you allocate your Policy Value. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the prospectuses for the appropriate Portfolio Companies.

PROSPECTUS

We receive compensation from the investment advisers or administrators of some of the Portfolio Companies. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolio Companies. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio Company and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolio Companies for providing certain services primarily intended to assist in the account servicing of the Portfolio Company’s shares held by corresponding Sub-Accounts.
Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker	$20.88
Male Smoker	$25.97
Female Non-Smoker	$18.80
Female Smoker	$21.28
Unisex Non-Smoker	$20.51
Unisex Smoker	$25.58
Accordingly, if the Insured were a male non-smoker age 45 and the Policy’s Face Amount were $100,000, the surrender charge initially would be $2,088.00.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rate is $47.49 per thousand.
If you surrender your Policy after ten Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured’s sex, age when your Policy was issued, status as a smoker or non-smoker, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:

POLICY YEAR	Male, Nonsmoker Age 45	Male, Smoker Age 45	Female, Nonsmoker Age 45	Female, Smoker Age 45	Unisex, Nonsmoker Age 45	Unisex, Smoker Age 45
1	100%	100%	100%	100%	100%	100%
2	93%	93%	93%	93%	93%	93%
3	87%	87%	87%	87%	87%	87%
4	82%	82%	82%	82%	82%	82%
5	77%	77%	77%	77%	77%	77%
6	64%	64%	64%	64%	64%	64%
7	51%	51%	51%	51%	51%	51%
8	38%	38%	38%	38%	38%	38%
9	25%	25%	25%	25%	25%	25%
10	12%	12%	12%	12%	12%	12%
11+	0%	0%	0%	0%	0%	0%

PROSPECTUS

Thus, in the example given above, if the Policy were surrendered during the seventh Policy Year, the surrender charge would equal [$1,064.88 ($2,088.00 × 51%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured’s age and smoking status at the time of the increase, rather than at the time your Policy was issued.
The surrender charge on the increase also decreases over a ten Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured’s age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face Amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.
We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent or contact our Service Center at the number on the cover page of this prospectus. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.
The premium expense charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the premium expense charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.
Partial Withdrawal Service Fee. We do not assess a surrender charge for a partial withdrawal. We do, however, subtract a partial withdrawal service fee of the lesser of 2% of the amount withdrawn, or $25, for a partial withdrawal from the remaining Policy Value to cover our expenses relating to the partial withdrawal. The partial withdrawal fee will be deducted in the same proportions as the partial withdrawal, see Making Withdrawals: Accessing the Money in Your Policy - Partial Withdrawals.
Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.
Commissions Paid to Broker-Dealers. We will pay commissions to broker-dealers that sell the Policies. Commissions paid vary, but we may pay a maximum sales commission of 135% of first year premiums, plus up to 5% of any additional Premiums in Years 2-5. In addition, we may pay a trail commission of up to 0.20% of Policy Value on Policies that have been inforce for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments.
From time to time, we pay asset-based compensation to broker-dealers. These payments vary among broker-dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion of the Policies, and they vary among broker-dealers. The distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the broker-dealer’s distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the broker-dealer’s registered representatives. A list of broker-dealers that Allstate Distributors, LLC paid pursuant to such arrangements is provided in the Statement of

PROSPECTUS

Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC’s Web site (www.sec.gov).
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and the terms of the arrangement may differ among broker-dealers.

General Description of the Policy
Policy Rights. The Policy provides a number of Policy roles. They are the Policy Owner, the Insured, and the Beneficiaries.
Policy Owner. The Policy Owner controls the Policy during the lifetime of the Insured. The Insured is the Policy Owner if no other person is named in the application as the Policy Owner. Unless you provide otherwise, as Policy Owner, you may exercise all rights granted by the Policy without the consent of anyone else. If the last-named Policy Owner dies before the Insured, then any contingent owner is the new Policy Owner. If no Policy Owner named is living, then the Policy Owner will be the estate of the last-named Policy Owner.
You may name a new Policy Owner. You must make this request in writing in a form satisfactory to us and file it with us. No such request is binding upon us until we accept it. When we accept it, it is effective as of the date you signed the request, subject to any action we have taken before we accept it.
Insured. The Insured is the person whose life is covered by this Policy.
Beneficiaries. You name the Beneficiary(ies) (Primary Beneficiary, Contingent Beneficiary) in the application for the Policy. You may change the Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their written consent.
You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions regarding the amount each Beneficiary is to receive, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.
Assignment. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.
Change to Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Activity Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining inforce would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium, if applicable. A Face Amount decrease will not be subject to a partial withdrawal fee, even if the reduction triggers a mandatory withdrawal of funds from this Policy.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th

PROSPECTUS

birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Charges and Deductions - Surrender Charge”, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes”.
The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Allstate Assurance Company. Allstate Assurance Company invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 2.0% for Policies with an application signed prior to August 10, 2020 and 1.0% for Policies with an application signed date on or after August 10, 2020. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than those rates.
Policy and/or Registrant Changes
Changes to the Policy. We reserve the right to amend the Policy to comply with changes in requirements imposed by our regulators. Only officers of Allstate Assurance Company have authority to change this Policy. No agent may do this. Any change must be made in writing by us and is subject to any necessary regulatory approvals.
Changes to the Separate Account
Additions, Deletions and Substitutions of Securities. We reserve the right, subject to applicable law:
•Operate the Separate Account in any form permitted by law;
•Take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;
•Transfer assets from one Sub-Account to another, or to our general account and to substitute the Portfolio Companies in which the Sub-Accounts invest subject to requirements of the Investment Company Act of 1940;
•Add, combine, or remove Sub-Accounts in the Separate Account
•Assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in "Charges and Deductions”; and
•Change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged by the Separate Account and the Portfolio Companies in connection with the Policies.
•De-register the Separate Account under the Investment Company Act of 1940;
•Manage the Separate Account under the direction of a committee or discharge such committee at any time;
•Restrict or eliminate any voting rights of Policy Owners or other persons who have voting rights as to the Separate Account;
•Combine the Separate Account with one or more other separate accounts; and

PROSPECTUS

•Transfer assets of the Separate Account, which we determine to be associated with the class of policies to which this Policy belongs, to another separate account. If this type of transfer is made, the term “Separate Account”, as used in the Policy, shall mean the separate account to which the assets were transferred.
We also reserve the right, subject to applicable laws and regulations and after providing notice to you, to discontinue accepting Premium payments and/or discontinue permitting transfers into Sub-Accounts of the Separate Account.

Transfers
General. While the Policy is inforce, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee, although currently we are waiving it.
You currently may not have Policy Value in more 21 Investment Options. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on Valuation Dates. See “Purchase of Policy and Premiums - Policy Value”. If we receive your request on a day that is not a Valuation Date, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent Valuation Date.
Special requirements apply to transfers from the Fixed Account. You may transfer a single payment from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
To give a third-party authorization, you must first send us a completed authorization form.
The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effective on that day at that day's price. Calls completed after 4:00 p.m. will be effective on the Valuation Date, at that day's price.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is inforce you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing so long as your Policy Value is spread among no more than 21 Investment Options. The interval between transfers may be monthly, quarterly, semi-annually or annually, at your option. There are no fees associated with the Dollar Cost Averaging program. Transfers made under a Dollar Cost Averaging program will not be assessed a transfer fee and do not

PROSPECTUS

count towards the number of transfers you can make before a transfer fee applies. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after you elect the Dollar Cost Averaging program. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers — General” on page 15 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the Investment Options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. There are no fees associated with Portfolio Rebalancing. Transfers made under a Portfolio Rebalancing program will not be assessed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. No more than 21 Investment Options can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancing's occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.
Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Account allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading. The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio Company and raise its expenses, which can impair the Portfolio Company's performance and adversely affect your Policy Value. Our Policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

PROSPECTUS

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolio Companies also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio Company, we will impose the trading limitations as described below under “Transfers - Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.
Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:
•we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio Company or otherwise would be to the disadvantage of other Policy Owners; or
•we are informed by one or more of the Portfolio Companies that they intend to restrict the purchase, exchange, or redemption of the Portfolio Company shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of the Portfolio Company shares.
In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:
•the total dollar amount being transferred, both in the aggregate and in the transfer request; the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);
•whether your transfers follow a pattern that appears designed to take advantage of short-term market fluctuations, particularly within certain Sub-Account underlying the Portfolio Company that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);
•whether the manager of the underlying Portfolio Company has indicated that the transfers interfere with the Portfolio Company management or otherwise adversely impact the Portfolio Company; and
•the investment objectives and/or size of the Sub-Account’s underlying the Portfolio Company.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio Company may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

PROSPECTUS

Agreements to Share Information with Funds. Under the Investment Company Act of 1940, Allstate Assurance Company has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Allstate Assurance Company's trading Policy. Under these agreements, Allstate Assurance Company is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund’s frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy Value to the fund.
Short-Term Trading Fees. The underlying Portfolio Companies are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio Company’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio Company. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio Company. If a Portfolio Company elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio Company. Please consult the Portfolio Company’s prospectus for more complete information regarding the fees and charges associated with each Portfolio Company.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. The maximum issue age is 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. Not all riders may be available in all states. This Prospectus describes all material features of the Policy including all material variations due to individual state requirements.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. In cases where Premium allocations are delayed due to outstanding requirements, the Premium is held in an account without interest until the Policy can be issued. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all underwriting requirements have been met.
If you pay a Premium with your application, we provide you with up to $1,000,000 of temporary conditional insurance if you meet all of the terms of the Temporary Insurance Agreement. The Temporary Insurance Agreement provides coverage during the underwriting of your application but only if you meet its requirements, including you are free of certain excluded medical conditions. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams have been completed and lab specimens provided. The Issue Date determines Monthly Activity Days, Policy Months, and Policy Years.
Free-Look Period. The Policy terminates if you cancel your Policy by returning it to us during the free-look period that begins when you receive the Policy. In most states you may cancel your Policy by returning it to us within 31 days after you receive it. This free-look period is 30 days in California and 45 days in Pennsylvania and District of Columbia.
In most states if you return your Policy, we will pay you an amount equal to any net premium allocated to the Fixed Account; plus, any amount allocated to any Sub-Accounts, as calculated on the date the returned Policy is received by us or our agent; plus any premium expense charges, policy fees, or other charges deducted under the Policy. The refund will be reduced by any withdrawals taken and any outstanding Policy Debt.
If you cancel your Policy during the free-look period in Connecticut and District of Columbia, we return your Premium less any Policy Debt and/or withdrawals. As a result, we allocate all of your Premiums during the free-look period to the Fixed

PROSPECTUS

Account only and allocate your Premium to the Sub-Accounts and Fixed Account as instructed after the free-look period has expired.
All net Premium payments not requiring underwriting will be allocated to the Fixed Account and the Sub-Accounts as of the date payments are received by us. Premium payments requiring underwriting will not be credited with interest or earnings. Net Premium payments requiring underwriting will be allocated to the Sub-Accounts and Fixed Account as of the date underwriting approval is received and all outstanding requirements have been completed.
We reserve the right to allocate Premium payments to the Fixed Account during the Right to Examine Your Policy period. Transfer of Premiums from the Fixed Account at the end of the Right to Examine Your Policy period will not be considered one of your free transfers and will not be subject to the Fixed Account transfer restrictions described in the Transfer and Transfer Fee provision.
Premium Payments. The minimum initial payment as shown in your Policy must be paid in full for the Policy coverage to begin. The required premium for the Policy is based on the Insured’s age, sex, underwriting classification, Face Amount of the Policy, death benefit option, optional riders selected, and charges and expenses. After the initial payment, payments are flexible. You may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance policy under the Tax Code, as explained in “Federal Taxes”. If you pay too little, the Policy will lapse subject to the Grace Period.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see “How Your Policy Can Lapse”. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.

Premiums must be sent to us at our address on the first page. You may also make a Monthly Automatic Payment. If you would like to make your payment through Monthly Automatic Payment, you may contact us at the number on the cover page, and we will provide you with information on the current methods available. Currently electronic fund transfers from your bank account are available. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance policy. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.
Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Federal Taxes - Modified Endowment Contracts” for more information.
Safety Net Premium. The Safety Net Premium feature can enable you to keep your Policy (including any riders) inforce during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. If the Insured is age 61 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured’s 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the Issue Date.
Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see “How Your Policy Can Lapse”. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

PROSPECTUS

During the first Policy Year, the Safety Net Premium amount is the minimum Premium required in order to issue the Policy. In subsequent years, the Safety Net Premium is the same as that of the first year provided there are no changes made to your Policy. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional riders, adding optional riders to your Policy increases your Safety Net Premium amount. Face amount increases or decreases, partial withdrawals, and death benefit option changes may also affect the monthly Safety Net Premiums.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. The Safety Net Premium feature can be reinstated at any time before the Safety Net expiry date if total Premium payments received, less partial withdrawals and Policy Debt are greater than the sum of the required monthly Safety Net Premiums. For more detail about the circumstances in which the Policy will lapse, see “How Your Policy Can Lapse”.
The following are examples of how the Safety Net Premium may change as a result of changes in your Policy:

Base Policy	Monthly Safety Net Premium
Face Amount $250,000, 45 Male Non-Smoker, Death Benefit Option 1, no riders	$211.88
Changes to Base Policy
Increase Face Amount to $300,000 in year 5	$263.92
Decrease Face Amount to $200,000 in year 5	$169.50
Partial Withdrawal of $3,000 in year 5	$209.34
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance policy defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes — Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your Policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your Policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional Premium into such a Policy could cause it to become a modified endowment contract. For more information, please consult your tax adviser.
If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.
Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.

PROSPECTUS

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may allocate Policy Value among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may change or waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, your Premiums are not allocated until all requirements are satisfied. In these cases, the Premium is held in an account without interest until the outstanding requirements are satisfied. We do not credit earnings or interest before the Issue Date.
Sub-Account Valuation. Net Premium payments are credited to the Sub-Accounts on the basis of the Sub-Account valuation next determined after receipt of the Premium. For Premiums received before the New York Stock Exchange closes the Net Premium is allocated to the Sub-Accounts based on the Sub-Account Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00p.m. Central Time). If we receive the Premium after the close of the New York Stock Exchange, it is allocated based on the Sub-Account Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange. We convert amounts allocated to the Sub-Accounts into Accumulation Units by dividing the dollar amount allocated by the Accumulation Unit value for that Sub-Account on the Valuation Date when the allocation occurs.
Policy Value. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account plus the value of the Fixed Account and the Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio Company. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), where:
1) equals (a) the net asset value per share of the Portfolio Company held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio Company during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and
2) is the net asset value per share of the Portfolio Company held in the Sub-Account at the end of the previous Valuation Period.
Please refer to the Prospectuses for the Portfolio Companies for a description of how the assets of each Portfolio Company are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.
On each Valuation Date, the portion of your Policy Value in a particular Sub-Account will equal:
(1)The total value of your Accumulation Units in the Sub-Account; plus
(2)Any Net Premium received from you and allocated to the Sub-Account during the current Valuation Period; plus
(3)Any Policy Value transferred to the Sub-Account during the current Valuation Period; minus
(4)Any Policy Value transferred from the Sub-Account during the current Valuation Period; minus
(5)Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Sub-Account during the current Valuation Period; minus
(6)The portion of any Monthly Deduction allocated to the Sub-Account during the current Valuation Period for the Policy Month following the Monthly Deduction Day.
On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:
(1)Any Net Premium allocated to it, plus
(2)Any Policy Value transferred to it from the Sub-Accounts; plus

PROSPECTUS

(3)Interest credited to it; minus
(4)Any Policy Value transferred out of it; minus
(5)Any amounts withdrawn by you (plus the applicable withdrawal charge); minus
(6)The portion of any Monthly Deduction allocated to the Fixed Account.
(7)All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.
Written Requests and Forms in Good Order. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.”
Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.
We may postpone paying any amount for a total surrender, a partial withdrawal, or the disbursement of a Policy loan to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a total surrender, a partial withdrawal, or a Policy loan will be paid within seven days.

Standard Death Benefits
Death Benefits. While your Policy is inforce, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement Options,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Riders which may impact the death benefit include the Accidental Death Benefit Rider, the Overloan Protection Rider, and the Accelerated Death Benefit Riders. Please see “Other Benefits Available Under Your Policy”. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. The minimum Death Benefit is equal to the Face Amount. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the net amount at risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally

PROSPECTUS

increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant net amount at risk. If this Policy is inforce on the Policy Anniversary following the insured's 100th birthday and Option 2 has been selected, the death benefit option will change to Option 1.
While your Policy remains inforce, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 100 or above.
Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, for a given Premium and Face Amount, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:

EXAMPLES	A	B
Face Amount	$100,000	$100,000
Death Benefit Option	1	1
Insured’s Attained Age	45	45
Policy Value on Date of Death	$48,000	$34,000
Applicable Corridor Percentage	215%	215%
Death Benefit	$103,200	$100,000
In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Activity Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a Death Benefit Option change. In addition, changes to the death benefit option may have tax consequences.
Change to Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Activity Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining inforce would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium, if applicable. A Face Amount decrease will not be subject to a partial withdrawal fee, even if the reduction triggers a mandatory withdrawal of funds from this Policy.

PROSPECTUS

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Charges and Deductions - Surrender Charge” of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes”.
Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been inforce for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.
Suicide. In all jurisdictions except Colorado, if the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. The applicable time period in Colorado is one year. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. In all jurisdictions except Colorado, if within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges. The applicable time period in Colorado is one year.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.

Other Benefits Available Under the Policy
General. In addition to the standard death benefits associated with the Policy, other standard and/or optional benefits may also be available to you.
The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is the Benefit Standard or Optional?	Brief Description of Restrictions or Limitations
Children’s Level Term Rider	Provides for level term insurance on the Insured’s children.	Optional	We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you.
Accidental Death Benefit Rider	Provide additional insurance if the Insured dies from accidental bodily injury.	Optional	This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.
Continuation of Payment Rider	Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider.	Optional	This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

PROSPECTUS

Guaranteed Insurability Rider	This rider provides the option to increase the Face Amount of the Policy on the Policy anniversaries following the attainment of certain Insured’s ages without proof of insurability.	Optional
Only available at Policy issue ages 38 and younger.

Election of an unscheduled increase due to life event results in forfeiting the next scheduled increase. The option to increase the Face Amount as of any particular option date will, if not exercised, expire at the end of the period during which such option was available.

Accelerated Death Benefit Rider, Terminal Illness	Provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us.	Standard
A terminal illness is a medical condition that, notwithstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid.

There is a charge when the benefit is elected.

The maximum accelerated death benefit you may receive is less than the Death Benefit and capped and subject to discounting, fees, required unpaid Premiums and any outstanding charges.

PROSPECTUS

Accelerated Death Benefit Rider, Chronic Illness	Provides for an acceleration of a portion of the Death Benefit if the Insured has been certified as a chronically ill individual.	Standard
This rider is not available in California, Connecticut and Florida.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid.

There is a charge when the benefit is elected.

You can take an accelerated death benefit once every 12 months up to a maximum payout at each election date.

Chronic illness must be certified by a licensed professional as follows:

The Insured is:
a. Permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living for a period of at least 90 consecutive days due to loss of functional capacity; or
b. Requiring substantial supervision to protect such individual from threats to health and safety due to permanent severe cognitive impairment.

The maximum accelerated death benefit you may receive is less than the Death Benefit and capped and subject to discounting, fees, required unpaid Premiums and any outstanding charges.

Overloan Protection Rider	Guarantees the Policy will not lapse due to Policy loans exceeding the Surrender Value.	Standard
Only available at Policy issue.

No additional premiums, withdrawals or loans are permitted.

There is a one-time charge of 4.5% of the Policy Value upon election.

The rider benefit is only available if certain conditions are met.

Asset Allocation
The asset allocation program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. If you participate in this program, you may select one of the available Morningstar ETF Asset Allocation Series Portfolios.
		Standard	Each transfer modifying the program counts towards the number of transfers used to determine if there is a transfer fee*. *We are currently waiving this fee.

PROSPECTUS

Dollar Cost Averaging	You may automatically transfer a set amount every month from any Sub-Account or the Fixed Account to any Sub-Account or the Fixed Account.	Standard	There is a minimum transfer amount of $100 per transfer. This cannot be used with Portfolio Rebalancing.
Portfolio Rebalancing	We will automatically rebalance the Policy Value in each Sub-Account and return it to the desired percentage allocations each quarter.	Standard	If rebalancing is stopped, there is a 30 day waiting period to resume the program.

May not change allocation percentages more than twice in a 12 month period and total change to Fixed Account may not exceed 20%.

This cannot be used with Dollar Cost Averaging.

Riders
•Children’s Level Term Rider - This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains inforce until the child reaches age 25. The rider may be exchanged for a new term Policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider. For example, if this rider is selected with a benefit amount of $10,000, and the insured child dies prior to their 25th birthday when the Insured is 65 or younger, we would pay you the $10,000 benefit.
•Accidental Death Benefit Rider - Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider. For example, if this rider is selected with a $100,000 benefit and the Insured dies in an accident, such as a car wreck, prior to their 70th birthday, we would pay the Policy Beneficiary $100,000 in addition to the Death Benefit of the Policy.
•Continuation of Payment Rider - Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider. For example, if this rider is selected with a benefit amount of $750, and the Insured becomes disabled before they reach 60, we will pay $750 to the Policy every month during the Insured’s disability.
•Accelerated Death Benefit Rider, Terminal Illness - This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, notwithstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:
•80% of the Death Benefit as of the date the first request is paid; or
•$250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
•any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;
•if allowed in your state, an administrative expense charge of up to $150 for each accelerated benefit request;
•pro-rata amount of any outstanding Policy loan; and

PROSPECTUS

•an actuarial discount that reflects the early payment of the accelerated benefit amount. It will be based on an annual interest rate which has been declared by us and the future expected lifetime of the insured. The maximum interest used will be the greater of:
•The current yield on 90-day U.S. Treasury Bills; or
•The current maximum statutory adjustable Policy loan interest rate.
For example, if the Insured’s Face Amount is $100,000 and they are diagnosed with a terminal illness, such as pancreatic cancer, and their life expectancy is less than twelve months, upon the Policy Owner’s request we will pay the Policy Owner $80,000 less an administrative fee of $150. The remaining Death Benefit for the Policy payable at the Insured’s death is $20,000.

•Accelerated Death Benefit Rider, Chronic Illness - This rider provides for an acceleration of a portion of the Death Benefit if the Insured has been certified by a licensed health care practitioner as a chronically ill individual who is:
•Permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living for a period of at least 90 consecutive days due to loss of functional capacity; or
•Requiring substantial supervision to protect such individual from threats to health and safety due to permanent severe cognitive impairment.
You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum lifetime benefit you may receive is the lesser of:
•80% of the Death Benefit as of the initial election date; or
•$1,000,000.
You can take an accelerated death benefit once every 12 months up to a maximum payout at each election date.
The minimum payout you may receive is the lesser of:
5% of the eligible death benefit on the initial election date; or $50,000.
The maximum payout you may receive is the lesser of:
20% of the eligible death benefit; or $250,000 at each election date.
The maximum payout will be reduced to comply with the maximum lifetime benefit, if necessary.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
•any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period; plus
•if allowed in your state, an administrative expense charge of up to $250 for each accelerated benefit request; plus
•pro-rata amount of any outstanding Policy loan; plus
•an actuarial discount that reflects the early payment of the accelerated benefit amount. It will be based on an annual interest rate which has been declared by us and the future expected lifetime of the insured. The maximum interest used will be the greater of:
•The current yield on 90-day U.S. Treasury Bills; or
•The current maximum statutory adjustable Policy loan interest rate.
This rider is not available in California, Connecticut and Florida.
For example, if the insured’s Face Amount is $100,000 and the Insured is diagnosed with a chronic illness such as Alzheimer’s disease and the Insured has an expected life span of 10 years, upon the Policy Owner’s request we will pay the Policy Owner $20,000 less an administrative fee of $250 and less $198 interest discount assuming a 1% discounting rate. The remaining Death Benefit for the Policy payable at the Insured’s death is $80,000.

PROSPECTUS

•Overloan Protection Rider - If the benefit is elected under this rider, the Policy will not lapse due to Policy loans exceeding the Surrender Value. Once the overloan protection benefit has been exercised, the Death Benefit will be the greater of: the Face Amount immediately before exercise; the Policy Value multiplied by the applicable corridor percentage; or 101% of the greater of the Policy Value or Policy Debt. No additional premiums, withdrawals or loans are permitted. No additional monthly charges are deducted from your Policy. You are permitted to repay any outstanding loans on the Policy. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are:
◦the Policy has been inforce for at least 15 Policy Years;
◦the Insured has attained age 75;
◦the death benefit option for the Policy must be Option 1;
◦the Policy Debt is greater than the Face Amount;
◦the Policy Debt has accumulated to at least 90% of the Surrender Value;
◦the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;
◦the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and
◦the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.
For example, if the Policy has a Face Amount of $100,000, the Policy Owner purchased the Policy in 2005, the current year is 2021 and the Insured’s attained age is 95. All Premiums have been withdrawn from the Policy and loans were taken. The Policy Debt currently is greater than the Face Amount and all other rider conditions are met. The Overloan Protection Rider is exercised, the one-time 4.5% charge is taken and the Policy remains inforce for the rest of the Insured’s lifetime. Once the rider has been exercised, the Policy Owner can no longer pay premiums or take loans or withdrawals.
•Guaranteed Insurability Rider - This rider provides the option to increase the Face Amount of the Policy on the Policy anniversaries following the attainment of Insured’s ages 25, 28, 31, 34, 37 and 40 without proof of insurability. Unscheduled increases are allowed in lieu of the attained age increase options at the following life events: birth, marriage and adoption. Election of an unscheduled increase due to life event results in forfeiting the next scheduled increase. The option to increase the Face Amount as of any particular option date will, if not exercised, expire at the end of the period during which such option was available. This rider is available to Insureds 38 years old and younger. For example, if the Policy has a Face Amount of $100,000 and this rider is selected, on the Insured’s 31st birthday, the Policy Owner may increase the Policy Face Amount by $50,000 without additional underwriting. If the Insured gets married the next year, the Policy Owner can again increase the Face Amount without underwriting, but they cannot do another increase at age 34. They will have to wait until age 37 for the next Face Amount increase without underwriting unless they have a new child prior to the Insured’s 37th birthday.

Other Benefits
•Asset Allocation Program - As a Policy Owner, you may elect to participate in the optional asset allocation program for no additional charge to you. The asset allocation program can be elected at issue or any time your Policy is inforce. The asset allocation program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. The questions on the questionnaire have been provided by ALPS, Inc. and Morningstar Associates and included in the asset allocation program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Morningstar ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor’s risk profile and investment time horizon.
Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to

PROSPECTUS

behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.
If you elect to participate in this program at issue, you may select one of the currently available Morningstar ETF Asset Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Morningstar Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Morningstar ETF Asset Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select a Morningstar ETF Asset Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Morningstar ETF Asset Allocation Series Sub-Account. Additional investment options available with the asset allocation program at issue include the Fixed Account and the Fidelity VIP Government Money Market Sub-Account. We recommend that you consult with your sales representative and obtain and read the prospectus for the Morningstar ETF Asset Allocation Series carefully before participating in the asset allocation program. For example, an investor that is interested in the Asset Allocation Program completes the assessment questionnaire. The questionnaire result suggests that the investor’s investment style is Income and Growth. The investor then discusses this questionnaire result with their sales representative and receives the prospectus for the Morningstar Income and Growth ETF Asset Allocation Portfolio Company, the investment that corresponds to the questionnaire result, to determine if this Portfolio Company is in the best interest and suitable for the investor. After this discussion, the investor may opt to invest in this Sub-Account.
Once your Policy is inforce you may elect to participate in the asset allocation program if it was not elected at time of issue. You may also allocate Policy Value among the Morningstar ETF Asset Allocation Series Portfolios and any other investment options offered on your Policy as desired once your Policy is inforce. You can discontinue participation in the asset allocation program at any time by submitting a Fund Change form. Each transfer you make to modify your asset allocation program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the asset allocation program to help you determine if the change is appropriate for your needs.
Although it is not advised, the Morningstar ETF Asset Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Morningstar ETF Series Portfolios.
Allstate Assurance Company, the principal underwriter of the Policy and ADLLC, the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the asset allocation program and you should not rely on this program as providing individualized investment recommendations to you. Policy Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their financial decisions.
The asset allocation program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the asset allocation program at any time. If the program is terminated, but the Morningstar ETF Asset Allocation Series Portfolios are still available, the Policyholder’s allocation will remain in the Morningstar ETF Asset Allocation Series Portfolios Sub-Accounts previously elected.
•Dollar Cost Averaging - Through our Dollar Cost Averaging Program, at no additional charge, you may automatically transfer a set amount every month (or other intervals we may offer) from any Sub-Account or the Fixed Account to any Sub-Account See "Transfers - Dollar Cost Averaging". In this example, the owner elects to transfer a specified fixed amount of $1,000 monthly from Sub-Account A to Sub-Account B.

Balance of Sub-Account A Prior to Transfer	$100,000
Balance of Sub-Account B Prior to Transfer	$100,000
Transfer from Sub-Account A to Sub-Account B	$1,000
Balance of Sub-Account A After Transfer	$99,000
Balance of Sub-Account B After Transfer	$101,000
•Portfolio Rebalancing - If you select our Portfolio Rebalancing Program, at no additional charge, we will automatically rebalance the Policy Value in each Sub-Account and return it to the desired percentage allocations each quarter. We will not include money you allocate to the Fixed Account in the Portfolio Rebalancing Program.

PROSPECTUS

See "Transfers - Portfolio Rebalancing". In this example, the owner decides to allocate $100,000 across 3 funds, 60% to Fund A, 25% to Fund B and 15% to Fund C. The owner rebalances on an annual basis. One year after $100,000 is invested in three different portfolio companies, Fund A grew 22%, Fund B grew 9% and the Fund C grew 4%.

	Original Allocation Fund		Performance Year End	Allocation Prior to Rebalance		Year End Allocation After Rebalance
Fund A	60%	$60,000.00	22%	63.1%	$73,200.00	60%	$69,630.00
Fund B	25%	$25,000.00	9%	23.5%	$27,250.00	25%	$29,012.50
Fund C	15%	$15,000.00	4%	13.4%	$15,600.00	15%	$17,407.50
Total	100%	$100,000.00		100.0%	$116,050.00	100%	$116,050.00

At the end of one year, the percentage of funds allocated to Fund A changed from 60% to 63.1%. Fund B changed from 25% to 23.5% and Fund C changed from 15% to 13.4%. The auto-rebalance feature rebalances the sub-accounts within the Separate Account to reflect the specified allocation. The number of units for each Sub-Account are adjusted to reflect the specified allocation percentages. The rebalanced allocation reflects the specified allocations of 60% in Fund A, 25% in Fund B and 15% in Fund C.

Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in a one sum payment or under one of the settlement options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest-bearing account, if available. You may request a settlement option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement option, which will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a settlement option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest used to calculate the monthly benefit will not be less than an effective annual rate of 1%. We may pay interest in excess of the guaranteed rate.
We currently offer the three settlement options described below:
Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period.
Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for the longer of the payee’s life or the selected guarantee period of between five and twenty years. We make monthly payments for at least as long as the guarantee period selected. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If the payee dies after the end of the guarantee period, we stop payments when the payee dies. This settlement option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
Life Income. We pay the proceeds in a monthly income for as long as the payee lives. We stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due. This settlement option is not available if settlement is to a non-natural owner or non-natural Beneficiary.
In addition, we may agree to other settlement option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a settlement option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no settlement option is in effect, the Beneficiary may choose a settlement option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of settlement option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of settlement option or select a new one.

PROSPECTUS

Making Withdrawals: Accessing the Money in Your Policy
Surrender. While your Policy is inforce, you may surrender the Policy. Your Policy and all riders terminate on the day we receive your written request, or the surrender effective date requested by you, whichever is later. The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a single payment or under any of the settlement options we offer. See “Settlement Options” above for additional information.
The following is an example of the calculation of the Net Surrender Value for a Policy surrendered the first Policy Year:

Example (45-Year Old Non-Smoking Male):
Face Account =	$100,000
Annual Premium =	$4,700
Policy Value =	$4,300
Surrender Charge =	$2,088
Net Surrender Value =	$2,212
Partial Withdrawal. While the Policy is inforce, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be at least $500. We deduct a partial withdrawal service fee of the lesser of 2% of the amount withdrawn, or $25, from the remaining Policy Value for a partial withdrawal.
We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form. A partial withdrawal will decrease cumulative premiums paid into your Policy. Riders do not impact the ability to take partial withdrawals.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.
The following are examples of calculations as discussed above using a 45-Year Old Non-Smoking Male insured. The initial surrender charge is shown above as $2,088 and full calculation details can be found above, “Charges and Deductions - Surrender Charge”. The maximum withdrawal allowable is the Net Surrender Value minus $500. The Net Surrender Value is calculated as the Policy Value minus the surrender charge. After the withdrawal, the Policy Value is reduced by the requested withdrawal amount and the $25 withdrawal fee.

Example 1 (45-Year Old Non-Smoking Male):
Death Benefit Option 1, Partial Withdrawal in Policy Year 2
Prior to Partial Withdrawal
Policy Value	$8,600
Surrender Charge	$1,942
Net Surrender Value	$6,658

PROSPECTUS

Maximum Withdrawal Allowable	$6,158
Face Amount	$100,000
Death Benefit	$100,000
Partial Withdrawal Requested	$2,000

After Partial Withdrawal
Policy Value	$6,575
Surrender Charge	$1,942
Net Surrender Value	$4,633
Face Amount	$98,000
Death Benefit	$98,000
For this example, the withdrawal is assumed to occur in Year 2. The Year 2 surrender charge is calculated as 93% of the Year 1 surrender charge shown above. This is $2,088 * 0.93 = $1,942. The maximum withdrawal allowable is $6,658 - 500 = $6,158. The withdrawal assumed to be taken is less than the maximum. After the withdrawal, the Policy Value is reduced by the withdrawal and withdrawal fee and calculated as $8,600 - 2000 - 25 = $6,575. The Net Surrender Value after the withdrawal is calculated as $6,575 - 1,942 = $4,633. The $100,000 Death Benefit also is reduced by the $2,000 withdrawal and after the withdrawal it is $98,000.

Example 2 (45-Year Old Non-Smoking Male):
Death Benefit Option 2, Partial Withdrawal in Policy Year 2
Prior to Partial Withdrawal
Policy Value	$8,600
Surrender Charge	$1,942
Net Surrender Value	$6,658
Maximum Withdrawal Allowable	$6,158
Face Amount	$100,000
Death Benefit	$108,600
Partial Withdrawal	$2,000

After Partial Withdrawal
Policy Value	$6,575
Surrender Charge	$1,942
Net Surrender Value	$4,633
Face Amount	$100,000
Death Benefit	$106,575

For this example, the calculations for the Policy Value and Net Surrender Value after the withdrawal are the same as Example 1. This example assumes the Policy is Death Benefit Option 2. The Face Amount for a Death Benefit Option 2 Policy is not reduced by the withdrawal but because the Policy Value is reduced by the withdrawal the resulting Death Benefit is reduced.

Example 3 (45-Year Old Non-Smoking Male):
Death Benefit Option 1, Partial Withdrawal in Policy Year 3
Initial Face Amount	$100,000
Increase in Year 2 Face Amount	$200,000
Total Policy Year 3 Face Amount	$300,000

Prior to Partial Withdrawal
Policy Value	$12,700
Surrender Charge	$5,814
Net Surrender Value	$6,886
Maximum Withdrawal Allowable	$6,386

PROSPECTUS

Death Benefit	$300,000
Partial Withdrawal	$2,000

After Partial Withdrawal
Policy Value	$10,675
Surrender Charge	$5,814
Net Surrender Value	$4,861
Initial Face Amount	$100,000
Increase Face Amount	$198,000
Total Face Amount	$298,000
Death Benefit	$298,000
This example assumes there was a face increase in year 2 and a withdrawal in year 3. The Year 3 surrender charge is made up of the initial surrender charge plus the additional surrender charge for the face increase. The Year 3 surrender charge is calculated as 87% of the initial Year 1 surrender charge shown above. This is $2,088 * 0.87 = $1,817. The additional surrender charge due to the face increase is based on an attained age factor per $1,000 of 21.49 and a durational factor of 93%, 21.49 *200 *0.93 = $3,997. The total Year 3 surrender charge is the sum of those two, or $1,817 + 3,997 = $5,814. After the withdrawal, the Policy Value is reduced by the withdrawal of $2,000 and also by the $25 withdrawal fee and calculated as $12,700 - 2000 - 25 = $10,675. The Net Surrender Value after the withdrawal is calculated as $10,675 - 5,814 = $4,861. The most recent Face Amount increase of $200,000 is reduced by the $2,000 withdrawal and after the withdrawal it is $198,000. The total Face Amount is $298,000.
Effect on Rider Benefits. A partial withdrawal will decrease cumulative premiums paid into your Policy. Riders do not impact the ability to take partial withdrawals.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Policy Loans
General. While the Policy is inforce, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy loans is 75% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Outstanding Policy loans and loan interest reduce the amount you may request. Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net cumulative premium requirements, will reduce your Net Policy Value and will reduce the Death Proceeds. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Purchase of Policy and Premiums - Postponement of Payments.”
When we make a Policy loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. Loan amounts are transferred from the Separate Account and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. If this is the case, the transfers from the Separate Account will be increased proportionately based on the premium allocation percentages without the Fixed Account. The amounts allocated to the Loan Account are credited at the loan credited rate of 2.0% for Policies with an application signed prior to August 10, 2020 and 1.0% for Policies with an application signed date on or after August 10, 2020.
Loan Interest. Interest on Policy loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy loan when due, the unpaid interest becomes part of the Policy loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The annual interest rate charged for preferred loans is 2.0% for Policies with an application signed prior to August 10, 2020 and 1.0% for

PROSPECTUS

Policies with an application signed date on or after August 10, 2020. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All nonpreferred loans will be treated as a standard loan. The annual interest rate charged for standard loans is currently 3.0% for Policies with an application signed prior to August 10, 2020 and 2.0% for Policies with an application signed date on or after August 10, 2020. As stated above, the amounts allocated to the Loan Account are credited at the loan credited rate of 2.0% for Policies with an application signed prior to August 10, 2020 and 1.0% for Policies with an application signed date on or after August 10, 2020. As a result, preferred loans have a zero net cost while standard loans have a 1.0% net cost.
Upon expiration of the initial surrender charge period of 10 years, all new and existing loans will be treated as preferred loans.
Loan Repayment. While the Policy remains inforce, you may repay the Policy loan in whole or in part without any penalty at any time while the Insured is living. Your Safety Net Premium guarantee will be in effect as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. If the Safety Net Premium guarantee is in effect, your Policy will not lapse. If you have a Policy loan outstanding, we assume that any payment we receive from you is to be paid in accordance with any payment notice we have provided you. If payment is received other than as provided by a payment notice, the payment will be assumed to be a premium payment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, and the Safety Net Premium guarantee is not in effect, we notify you and any assignee in writing. To keep the Policy inforce, we require you to pay a Premium sufficient to keep the Policy inforce for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “How Your Policy Can Lapse” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax adviser for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that Policy to buy one from us, usually you would repay the old loan during the process of surrendering the old Policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange. We limit the maximum loaned amount and will only accept a Policy that will have a positive net surrender value at the end of the first Policy Year. This may require a loan repayment before the exchange is processed. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.
Effect on Policy Value. A Policy loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy loan. The combination of an increasing loan balance, deductions for Policy charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. If eligible, you may be able to elect the Overloan Protection Rider, which converts the Policy to a paid-up Policy, which would prevent the Policy from lapsing. (See “Other Benefits Available Under the Policy - Overloan Protection Rider”.) Also, if you do not repay a Policy loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

How Your Policy Can Lapse
Lapse. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Activity Day and the Safety Net Premium is not in effect, your Policy may lapse. Your Safety Net Premium guarantee will be in effect as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. If the Safety Net Premium guarantee is in effect, your Policy will not lapse. We give you a 61-day Grace Period in which to pay an adequate amount

PROSPECTUS

of additional Premium to keep the Policy inforce after the end of the Grace Period. Additional Premiums may be necessary to assure the safety net premium guarantee remains inforce. This additional Premium may be paid during the Grace Period.
At least 30 days (61 days for the District of Columbia) before the end of the Grace Period, we will send you a notice that your Policy will lapse as of a certain date and additional Premiums are necessary to keep the Policy inforce.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Effect of Lapse. Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature is not in effect. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. If such amounts are not received, your Policy will terminate, with no Death Benefit or any other coverage under your Policy. If you have any outstanding Policy loans when your Policy lapses, you may have taxable income as a result.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within three years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy inforce for three months. If a Policy loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date.
The Safety Net will apply upon reinstatement if the Safety Net Premium guarantee expiry date has not expired and cumulative premiums received at time of reinstatement exceed the Safety Net Premium times the number of months that coverage was in force, plus three additional Safety Net Premiums.
You cannot reinstate the Policy once it has been surrendered.

Statements to Policy Owners
We will maintain all records relating to the Separate Account and the Sub-Accounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.
In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Allstate Assurance Company makes no guarantee regarding the tax treatment of any policy or transaction involving a policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.

PROSPECTUS

Taxation of the Company and the Separate Account. Allstate Assurance Company is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate Assurance Company and its operations form a part of Allstate Assurance Company. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies to the extent permitted by federal tax law. Under current federal tax law, Allstate Assurance Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate Assurance Company is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate Assurance Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we incur tax associated with a Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs. The death benefit of a life insurance policy that was transferred for value may be subject to ordinary income taxes.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
If a policy fails to qualify as life insurance under Section 7702, the policy will not provide any of the tax advantages normally provided by life insurance. Allstate Assurance Company has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the policy. The investment in the policy is the gross Premium paid for the policy minus any amounts previously received from the policy if such amounts were properly excluded from your gross income. If your policy is not a Modified Endowment Contract, Policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the policy. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the policy may result in a taxable distribution before the investment in the policy is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the policy’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts”.
If you are owner and Insured under the policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the owner but retains incidents of ownership in the policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:
•Change Beneficiaries,
•Assign the policy,
•Revoke an assignment,
•Pledge the policy; or
•Obtain a Policy loan.
If you are owner and Insured under the policy, and you transfer all incidents of ownership in the policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

PROSPECTUS

The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement. We no longer sell life insurance policies to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally, for Policies issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:
•the insured was an employee within 12 months of death;
•proceeds are paid to the insured's beneficiary;
•proceeds are used to buy back any equity interest owned by the insured at the time of death; or
•the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:
•more than 5% owners;
•directors; and
•anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:
•more than 10% owners;
•one of the five highest paid officers; or
•among the highest paid 35% of all employees.
The COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the policy before the policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.
If your policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options. Your policy will be treated as though it were a new policy on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your policy are reduced or certain changes to Death Benefit Options occur during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

PROSPECTUS

If a policy is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy Value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the policy. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:
•distributions made on or after the date on which the taxpayer attains age 59½;
•distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or
•any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.
All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the Policies required to be aggregated.
Income Tax Withholding. Generally, Allstate Assurance Company is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, code Section 1441 provides that Allstate Assurance Company, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act ("FATCA") which would require 30% mandatory withholding for certain entities. Please see your personal tax adviser for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the United States and the non-resident alien’s country of residence. The United States does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the policy. Although Allstate Assurance Company does not have control over the Portfolio Companies or their investments, we expect the Portfolio Companies to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a Policy Owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.
Your rights under the policy are different than those described by the IRS in private and public rulings in which it found that Policy Owners were not owners of separate account assets. For example, if your policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and Policy Values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate Assurance Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your policy. We reserve the right to modify the policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the policy will be successful.

PROSPECTUS

Generation-Skipping Transfer Tax. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Reportable Policy Sale and Transfers of Ownership to Foreign Owners. The Tax Cuts and Jobs Act of 2017 included additional reporting requirements for any reportable policy sale occurring after December 31, 2017. A Reportable Policy Sale occurs when a person (buyer) acquires, directly or indirectly, a life insurance policy or any interest in such a policy with no substantial family, business, or financial relationship with the insured. The buyer is required to provide us with information related to the Reportable Policy Sale to ensure proper reporting on an IRS Form 1099-LS. Upon notification of a Reportable Policy Sale, we have an information reporting obligation to file an IRS Form 1099-SB including the seller’s investment in the life policy and the surrender value of the life insurance policy as of the date of sale. The Tax Cuts and Jobs Act of 2017 also modified the transfer for value rules. The potential application of these requirements underscores the importance of seeking guidance from a qualified adviser before entering into a Reportable Policy Sale. At time of death claim, the death benefits from these life insurance policies that are identified as Reportable Policy Sale policies are required to be reported on an IRS Form 1099R as a Reportable Death Benefit under Section 6050Y. A Transfer of Ownership to a Foreign Owner requires us to file an IRS Form 1099-SB with the transferor’s investment in the life policy and the surrender value of the life insurance policy as of the date of transfer. A Foreign Owner is a person or entity that cannot provide us an IRS Form W-9 certifying they are a US citizen or resident alien. We require an original IRS Form W-8 to certify the owner’s foreign status.
Medicare Tax on Investment Income. The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received under the policy will be considered investment income for purposes of this surtax. You should consult a tax adviser about the impact of this tax on distributions from the policy.

Legal Proceedings
There are no pending material legal proceedings to which the Separate Account, principal underwriter, or AAC is a party. Legal proceedings are material to the extent that they are likely to have a material adverse effect on the ability of the Separate Account, principal underwriter, or AAC to meet its obligations with respect to the Policy. AAC is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

Legal Matters
All matters of Illinois law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Illinois law, have been passed upon by Angela K. Fontana, Vice President, General Counsel and Secretary of Allstate Assurance Company.

PROSPECTUS

Financial Statements
The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2020, and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two year period ended December 31, 2020 appear in the Statement of Additional Information. The statutory-basis financial statements of Allstate Assurance Company as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the accompanying Independent Auditors’ Report appear in the Statement of Additional Information.

PROSPECTUS

Appendix A: Illustration of Policy Values, Death Benefits, and Net Surrender Values
The following tables illustrate how the Policy Values, Net Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolio Companies. The tables show how the Policy Values, Net Surrender Values and Death Benefits issued to an Insured of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investment return on the assets held in the underlying Portfolio Company(ies) was a uniform, gross, after-tax annual rate of 0%, 6% or 12%. The tables on page 41 illustrate a Policy issued to a male, age 45, $120,000 Face Amount, under a standard nonsmoker risk classification and Death Benefit Option 1.
The illustrations assume an annual payment of $1,825.00. The Safety Net Premium (see Safety Net Premium, page 13) for the illustrated Policy is $1,484.40. Payment of the Safety Net Premium or more each year would guarantee Death Benefit coverage for ten years, regardless of investment performance, assuming no loans or withdrawals are taken.
The illustration on page 40 assumes current charges and cost of insurance rates, while the illustration on page 41 assumes maximum guaranteed charges and cost of insurance rates (based on the 2017 Commissioners Standard Ordinary Mortality Table).
The amounts shown for the Death Benefit, Policy Value and Net Surrender Value reflect the fact that the net investment return of the Sub-Accounts is lower than the gross, after-tax return on the assets held in the Portfolio Companies and charges levied against the Sub-Accounts. The values shown take into account the arithmetic average of total annual operating expenses (expenses that are deducted from the Portfolio Company's assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses) of 0.70%. The Portfolio Company's fees and expenses used in the illustrations do not reflect any expense reimbursement or fee waivers, which are terminable by the Portfolio Companies and/or their investment advisers as described in the Prospectus under Fee Table and in the Prospectuses for the Portfolio Companies. Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks. The current monthly charge for the first ten Policy Years is a rate of 0.58% of the average net assets of the Sub-Accounts, and a charge of 0.24% of average daily net assets thereafter. The illustrations also reflect the deduction from Premiums for a premium expense charge of 6.00%, the monthly policy fee of $11.00, and the monthly administrative expense fee of $17.20. The monthly policy fee is guaranteed not to exceed $15.00 per month. The amount of the administrative expense fee will vary with Policy Face Amount. After deduction of average fund expenses, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, “Assuming Current Costs” correspond to approximate net annual rates of -0.70%, 5.30%, and 11.30%, respectively. The illustrated gross annual investment rates of return of 0%, 6%, and 12%, “Assuming Guaranteed Costs” correspond to approximate net annual rates of return of -0.70%, 5.30%, and 11.30%, respectively.
The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values, and Net Surrender Values illustrated (see “Federal Taxes”.)
The tables illustrate the Policy Values, Net Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the Face Amount of the Policy and that no partial surrenders or transfers have been made.
Upon request, we will provide a comparable illustration based upon the proposed Insured’s actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.

PROSPECTUS

ALLSTATE ASSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 45
Face Amount $120,000	Standard Nonsmoker Class
$1,825 Annual Premium	Death Benefit Option: 1

Current Cost of Insurance Rates Death Benefit Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.70% Net	6% Gross 5.30% Net	12% Gross 11.30% Net
1	120,000	120,000	120,000
2	120,000	120,000	120,000
3	120,000	120,000	120,000
4	120,000	120,000	120,000
5	120,000	120,000	120,000
6	120,000	120,000	120,000
7	120,000	120,000	120,000
8	120,000	120,000	120,000
9	120,000	120,000	120,000
10	120,000	120,000	120,000
15	120,000	120,000	120,000
20 (Age 65)	120,000	120,000	120,000
25 (Age 70)	120,000	120,000	162,533
30 (Age 75)	120,000	120,000	260,327
35 (Age 80)	120,000	120,000	438,253
40 (Age 85)	**	120,000	739,002
45 (Age 90)	**	151,848	1,226,485
50 (Age 95)	**	191,540	1,954,045
55 (Age 100)	**	251,301	3,268,956
60 (Age 105)	**	323,703	5,456,635
65 (Age 110)	**	412,331	9,185,563
70 (Age 115)	**	525,430	15,463,340
75 (Age 120)	**	669,758	26,032,195
76 (Age 121)	**	703,091	28,890,368

PROSPECTUS

Policy Value Assuming Hypothetical Gross and Net Annual Investment Return of				Surrender Value Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.70% Net	6% Gross 5.30% Net	12% Gross 11.30% Net	Policy Year	0% Gross -0.70% Net	6% Gross 5.30% Net	12% Gross 11.30% Net
1	1,136	1,221	1,305	1	0	0	0
2	2,251	2,491	2,742	2	0	161	412
3	3,344	3,814	4,325	3	1,164	1,634	2,145
4	4,413	5,189	6,067	4	2,359	3,135	4,012
5	5,459	6,619	7,984	5	3,530	4,690	6,055
6	6,478	8,102	10,094	6	4,874	6,499	8,490
7	7,464	9,636	12,409	7	6,186	8,358	11,131
8	8,412	11,217	14,947	8	7,460	10,265	13,995
9	9,323	12,847	17,733	9	8,696	12,221	17,107
10	10,195	14,529	20,795	10	9,894	14,228	20,494
15	14,294	24,321	42,319	15	14,294	24,321	42,319
20 (age 65)	17,172	35,991	78,467	20 (age 65)	17,172	35,991	78,467
25 (age 70)	17,922	49,551	140,115	25 (age 70)	17,922	49,551	140,115
30 (age 75)	14,702	65,053	243,296	30 (age 75)	14,702	65,053	243,296
35 (age 80)	4,121	84,060	417,384	35 (age 80)	4,121	84,060	417,384
40 (age 85)	**	108,897	703,812	40 (age 85)	**	108,897	703,812
45 (age 90)	**	144,617	1,168,081	45 (age 90)	**	144,617	1,168,081
50 (age 95)	**	189,643	1,934,698	50 (age 95)	**	189,643	1,934,698
55 (age 100)	**	248,813	3,236,590	55 (age 100)	**	248,813	3,236,590
60 (age 105)	**	323,703	5,456,635	60 (age 105)	**	323,703	5,456,635
65 (age 110)	**	412,331	9,185,563	65 (age 110)	**	412,331	9,185,563
70 (age 115)	**	525,430	15,463,340	70 (age 115)	**	525,430	15,463,340
75 (age 120)	**	669,758	26,032,195	75 (age 120)	**	669,758	26,032,195
76 (age 121)	**	703,091	28,890,368	76 (age 121)	**	703,091	28,890,368

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An ** indicates lapse in the absence of additional Premium.
The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolio Company's rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate Assurance Company or any Portfolio Company that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

PROSPECTUS

ALLSTATE ASSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 45
Face Amount $120,000	Standard Nonsmoker Class
$1,825 Annual Premium	Death Benefit Option: 1

Guaranteed Cost of Insurance Rates Death Benefit Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.70% Net	6% Gross 5.30% Net	12% Gross 11.30% Net
1	120,000	120,000	120,000
2	120,000	120,000	120,000
3	120,000	120,000	120,000
4	120,000	120,000	120,000
5	120,000	120,000	120,000
6	120,000	120,000	120,000
7	120,000	120,000	120,000
8	120,000	120,000	120,000
9	120,000	120,000	120,000
10	120,000	120,000	120,000
15	120,000	120,000	120,000
20 (age 65)	120,000	120,000	120,000
25 (age 70)	120,000	120,000	150,609
30 (age 75)	120,000	120,000	239,647
35 (age 80)	120,000	120,000	400,671
40 (age 85)	**	120,000	670,535
45 (age 90)	**	120,000	1,100,417
50 (age 95)	**	144,729	1,733,981
55 (age 100)	**	190,267	2,877,099
60 (age 105)	**	244,264	4,762,967
65 (age 110)	**	308,082	7,950,343
70 (age 115)	**	388,840	13,271,500
75 (age 120)	**	491,033	22,154,892
76 (age 121)	**	514,520	24,546,005

PROSPECTUS

Policy Value Assuming Hypothetical Gross and Net Annual Investment Return of				Surrender Value Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.70% Net	6% Gross 5.30% Net	12% Gross 11.30% Net	Policy Year	0% Gross -0.70% Net	6% Gross 5.30% Net	12% Gross 11.30% Net
1	1,086	1,169	1,252	1	0	0	0
2	2,150	2,383	2,628	2	0	53	298
3	3,191	3,646	4,140	3	1,011	1,466	1,960
4	4,207	4,955	5,802	4	2,153	2,901	3,748
5	5,199	6,314	7,628	5	3,270	4,385	5,699
6	6,163	7,721	9,632	6	4,560	6,118	8,029
7	7,093	9,172	11,827	7	5,816	7,894	10,550
8	7,985	10,664	14,229	8	7,033	9,712	13,277
9	8,838	12,198	16,860	9	8,212	11,572	16,234
10	9,652	13,777	19,744	10	9,351	13,476	19,444
15	13,427	22,885	39,871	15	13,427	22,885	39,871
20 (age 65)	15,952	33,545	73,282	20 (age 65)	15,952	33,545	73,282
25 (age 70)	16,312	45,591	129,835	25 (age 70)	16,312	45,591	129,835
30 (age 75)	12,642	58,708	223,969	30 (age 75)	12,642	58,708	223,969
35 (age 80)	1,473	73,517	381,591	35 (age 80)	1,473	73,517	381,591
40 (age 85)	**	89,382	638,605	40 (age 85)	**	89,382	638,605
45 (age 90)	**	109,270	1,048,016	45 (age 90)	**	109,270	1,048,016
50 (age 95)	**	143,296	1,716,813	50 (age 95)	**	143,296	1,716,813
55 (age 100)	**	188,383	2,848,613	55 (age 100)	**	188,383	2,848,613
60 (age 105)	**	244,264	4,762,967	60 (age 105)	**	244,264	4,762,967
65 (age 110)	**	308,082	7,950,343	65 (age 110)	**	308,082	7,950,343
70 (age 115)	**	388,840	13,271,500	70 (age 115)	**	388,840	13,271,500
75 (age 120)	**	491,033	22,154,892	75 (age 120)	**	491,033	22,154,892
76 (age 121)	**	514,520	24,546,005	76 (age 121)	**	514,520	24,546,005

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts.
Assumes that no Policy loans or withdrawals have been made. An ** indicates lapse in the absence of additional Premium.
The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolio Company's rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate Assurance Company or any Portfolio Company that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

PROSPECTUS

Appendix B: Portfolio Companies Available Under the Contract
The following is a list of the Portfolio Companies available under the Policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://www.accessallstate.com/product/AllstateFutureVestVUL. You can also request this information at no cost by calling 1-800-865-5237 or by sending an email request to service@allstate.com.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Returns (as of 12/31/20)
			1 year	5 year	10 year
Long-term capital appreciation.	Invesco V.I. American Value Fund - Series I (1)	0.93	1.12%	7.00%	8.32%
	Invesco Advisers, Inc.
To seek capital appreciation.	Invesco V.I. Discovery Mid Cap Growth Fund - Series I (2)	0.80	40.69%	19.40%	15.92%
	Invesco Advisers, Inc.
To provide reasonable current income and long term growth of income and capital.	Invesco V.I. Diversified Dividend Fund - Series I	0.71	0.14%	7.62%	9.99%
	Invesco Advisers, Inc.
Total return, comprised of current income and capital appreciation.	Invesco V.I. High Yield Fund - Series I	0.94	3.32%	6.03%	5.27%
	Invesco Advisers, Inc.
Long-term growth of capital.	Invesco V.I. International Growth Fund - Series I	0.92	14.00%	8.82%	6.72%
	Invesco Advisers, Inc.
Current income and long-term capital appreciation.	Alger Balanced Portfolio - Class I-2	1.07	10.23%	9.79%	8.05%
	Fred Alger Management, Inc.
Long-term capital appreciation.	Alger Capital Appreciation Portfolio - Class I-2	0.93	41.75%	20.04%	16.98%
	Fred Alger Management, Inc.
Long-term capital appreciation.	Alger Mid Cap Growth Portfolio - Class I-2	0.96	64.63%	21.07%	14.88%
	Fred Alger Management, Inc.
Long-term capital appreciation.	Alger Small Cap Growth Portfolio - Class I-2	0.96	67.15%	24.57%	15.59%
	Fred Alger Management, Inc.
Capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	0.66	10.34%	10.45%	8.02%
	ALPS Advisors, Inc. (Subadviser Morningstar Investment Management, LLC)
Capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio Class I	0.63	9.41%	8.16%	6.54%
	ALPS Advisors, Inc. (Subadviser Morningstar Investment Management, LLC)
Current income and preservation of capital.	Morningstar Conservative ETF Asset Allocation Portfolio Class I	0.61	6.80%	5.08%	3.91%
	ALPS Advisors, Inc. (Subadviser Morningstar Investment Management, LLC)
Capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio Class I	0.64	10.26%	9.56%	7.52%
	ALPS Advisors, Inc. (Subadviser Morningstar Investment Management, LLC)
Current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	0.62	8.73%	6.79%	5.27%
	ALPS Advisors, Inc. (Subadviser Morningstar Investment Management, LLC)

PROSPECTUS

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Returns (as of 12/31/20)
			1 year	5 year	10 year
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio - Initial Class	0.61	30.57%	16.19%	13.52%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks capital appreciation.	Fidelity® VIP Disciplined Small Cap Portfolio - Initial Class	0.60	18.45%	10.83%	10.85%
	Fidelity Management & Research Company (FMR) (Subadviser Geode Capital Management, LLC (Geode))
Seeks capital appreciation.	Fidelity® VIP Emerging Markets Portfolio - Initial Class	0.92	31.27%	16.22%	6.15%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK, FMR Japan, FIA (UK) and FIJ)
Seeks reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income PortfolioSM - Initial Class	0.53	6.69%	10.69%	10.17%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio - Initial Class	0.24	—	—	—
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Initial Class	0.62	43.89%	21.32%	17.25%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio - Initial Class	0.10	18.24%	15.09%	13.78%
	Fidelity Management & Research Company (FMR) (Subadviser Geode Capital Management, LLC (Geode))
Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	0.39	9.39%	5.43%	4.34%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Initial Class	0.62	18.19%	11.07%	9.50%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio - Initial Class	0.79	15.61%	9.25%	6.82%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK, FMR Japan, FIA (UK) and FIJ)
Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity® VIP Real Estate Portfolio - Initial Class	0.66	-6.55%	3.51%	7.67%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)

PROSPECTUS

Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Returns (as of 12/31/20)
			1 year	5 year	10 year
Seeks capital appreciation.	Fidelity® VIP Value Portfolio - Initial Class	0.67	6.33%	9.41%	10.47%
	Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)
Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio - Institutional Shares	0.62	14.31%	11.81%	10.23%
	Janus Capital Management LLC
Long-term growth of capital.	Janus Henderson Enterprise Portfolio - Institutional Shares	0.72	19.47%	18.21%	15.25%
	Janus Capital Management LLC
Maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio - Institutional Shares	0.58	10.48%	4.94%	4.45%
	Janus Capital Management LLC
Long-term growth of capital.	Janus Henderson Forty Portfolio - Institutional Shares	0.76	39.40%	21.03%	17.02%
	Janus Capital Management LLC
Long-term growth of capital.	Janus Henderson Global Technology and Innovation Portfolio - Institutional Shares	0.75	51.20%	29.77%	20.16%
	Janus Capital Management LLC
Capital appreciation.	Janus Henderson Mid Cap Value Portfolio - Institutional Shares	0.81	-0.92%	8.63%	8.04%
	Janus Capital Management LLC
Long-term growth of capital.	Janus Henderson Research Portfolio - Institutional Shares	0.60	32.95%	17.67%	14.67%
	Janus Capital Management LLC
(1)Effective April 30, 2021, the Invesco V.I. Value Opportunities Fund - Series I is no longer available as an investment alternative. Therefore, the corresponding Invesco V.I. Value Opportunities Fund - Series I Sub-Account that invests in this Portfolio is closed and is no longer offered as of May 1, 2021. We will no longer accept purchase payments, permit transfers or any allocations to this Variable Sub-Account. Any amount invested in the Invesco V.I. Value Opportunities Fund - Series I as of May 1, 2021, will be transferred to the Invesco V.I. American Value Fund - Series I Sub-Account.
(2)Effective April 30, 2021, the Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series I; is changing its name to the Invesco VI Discovery Mid Cap Growth Fund - Series I.

PROSPECTUS

We have filed a Statement of Additional Information, dated April 30, 2021, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Policies, the Separate Account and Allstate Assurance Company, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, please write to us at P.O. Box 660191, Dallas, TX 75266-0191, or call us at 1-800-865-5237. You may also contact us at the same number to request other information about the Policy and to make investor inquiries.
SEC reports and other information about the Separate Account and AAC are also available to the public at the SEC’s website at http://www.sec.gov. Copies of any of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier: C000176738

FIC750-4

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2021

FutureVest Variable Universal Life
Individual Flexible Premium Variable Adjustable Life Insurance Policies

REGISTRANT: ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT ("Separate Account")
DEPOSITOR: ALLSTATE ASSURANCE COMPANY

Allstate Assurance Company
P.O. Box 660191
Dallas, TX 75266-0191
1-800-366-1411

This Statement of Additional Information ("SAI") is not a prospectus. Please review the Prospectus dated April 30, 2021, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-366-1411, going to https://www.accessallstate.com/product/AllstateFutureVestVUL, or writing to us at the address above.

This Statement of Additional Information uses the same defined terms as the prospectus for the Policies, except as specifically noted.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY
Depositor
Registrant
Non-Principal Risks of Investing in the Policy
PREMIUMS
Administrative Procedures
Loan Repayment
Allocation of Premium Payments
UNDERWRITERS
Principal Underwriter
Offering and Commissions
Other Payments
EXPERTS
FINANCIAL STATEMENTS

GENERAL INFORMATION AND HISTORY

Depositor
Allstate Assurance Company. Allstate Assurance Company ("Company") serves as the depositor of the Separate Account. The Company, which was organized on June 28, 1967, is a stock life insurance company currently organized under the laws of the State of Illinois. The Company is a wholly owned subsidiary of Allstate Financial Insurance Holdings Corporation ("AFIHC"). AFIHC is a wholly owned subsidiary of The Allstate Corporation. The Company is an Illinois stock life insurance company. The Company, itself and/or through its affiliates, markets a broad line of life insurance.

On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell Allstate Assurance Company, including Allstate Distributors, LLC, to Antelope US Holdings Company, a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions.

We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. We will market the Policy everywhere we conduct variable life business. The Policies offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.

Registrant
Allstate Assurance Company Variable Life Separate Account. Allstate Assurance Company Variable Life Account was originally established under Illinois law on November 3, 2016, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or the Company.

Non-Principal Risks of Investing in the Policy
Cyber Security Risk. We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you. These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s Values, and the disclosure of your personal or confidential information. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information system failures (e.g. hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third party service providers may adversely affect us and your interest in the Policy. For instance, system failures and cyber-attacks may interfere with our processing of Policy transactions, (including the processing of orders from our website or with the Portfolios), impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that we, the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Business Continuity Risk. We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Policies. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Policy-related transactions or to calculate Policy Values.

The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Policy could be impaired.
PREMIUMS

Administrative Procedures
Premiums for this Policy are also referred to as payments. Payments are flexible. This means you may change the amount of planned payments and the time between payments. Payments are payable to us. The amount you pay will affect the Policy Value. If you pay too little, the Policy will lapse subject to the grace period.

Loan Repayment. As long as the Policy remains in force, the Policy debt may be repaid in whole or in part without penalty at any time while the Insured is living. You may designate whether a payment to us is a loan payment and/or Premium. Any payment received will be assumed to be paid in accordance with any payment notice we have provided you. If payment is received other than as provided by a payment notice, the payment will be assumed to be a Premium payment. Loan repayments will be returned to the Separate Account.

Allocation of Premium Payments. We will invest the net Premium payments in the Fixed Account and the Sub-Accounts you selected on the application. Allocations are made according to the selections you made on the application unless you have changed your allocations in accordance with this provision. Your allocation selections must be in whole percentages from 0% to 100%. The total allocation must equal 100%. You may change your allocation percentages at any time by making a written request in a form satisfactory to us. We will establish a maximum number of Sub-Accounts to which you may allocate net Premium payments.

All net Premium payments not requiring underwriting will be allocated to the Fixed Account and the Sub-Accounts as of the date payments are received by us. Premium payments requiring underwriting will not be credited with interest or earnings. Net Premium payments requiring underwriting will be allocated to the Sub-Accounts and Fixed Account as of the date underwriting approval is received and all outstanding requirements have been completed.

We reserve the right to allocate Premium payments to the Fixed Account during the Right to Examine Your Policy period. Transfer of Premiums from the Fixed Account at the end of the Right To Examine Your Policy period will not be considered one of your free transfers and will not be subject to the Fixed Account transfer restrictions described in the Transfers provision of the prospectus.

UNDERWRITERS

Principal Underwriter. Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is an affiliate of Allstate Assurance Company, as the companies are under the common control of The Allstate Corporation. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA. The principal business address for ADLLC is 3075 Sanders Road, Northbrook, IL 60062-7127.

On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to transfer the Distributor of the Policy, Allstate Distributors, LLC, to Antelope US Holdings Company, a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transfer”). The Transfer is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions.

Offering and Commissions. Allstate Assurance Company offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency.

The following reflects the aggregate dollar amount of underwriting commissions paid to and kept by ADLLC during the last three fiscal years.

	2018	2019	2020
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0

Other Payments. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

	2018	2019	2020
Other fees paid to ADLLC for distribution services	0	0	0

EXPERTS

The financial statements of each of the Sub-Accounts comprising the Allstate Assurance Company Variable Life Account included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory-basis financial statements of Allstate Assurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unqualified opinion on such financial statements and includes an emphasis of matter paragraph that indicates that such financial statements were prepared in accordance with accounting practices prescribed or permitted by the Illinois Department of Insurance (“statutory basis”), which differ from and are not in accordance with accounting principles generally accepted in the United States of America; and which expresses an adverse opinion that the statutory-basis financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America as the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 111 S Wacker Dr., Chicago, IL.

FINANCIAL STATEMENTS

The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2020, and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two year period ended December 31, 2020 appear in this Statement of Additional Information. The statutory-basis financial statements of Allstate Assurance Company as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the accompanying Independent Auditors’ Report appear in this Statement of Additional Information.

INDEPENDENT AUDITORS' REPORT
To the Audit Committee of
Allstate Life Insurance Company
Northbrook, Illinois

We have audited the accompanying statutory-basis financial statements of Allstate Assurance Company (the “Company”), which is a wholly-owned subsidiary of Allstate Financial Insurance Holdings Corporation, which is a wholly-owned subsidiary of The Allstate Corporation, which comprise the statutory-basis statements of financial position as of December 31, 2020 and 2019, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the statutory-basis financial statements.
Management's Responsibility for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by Allstate Assurance Company using the accounting practices prescribed or permitted by  the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Illinois Department of Insurance.
1

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Allstate Assurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.
Opinion on Statutory Basis of Accounting
In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Allstate Assurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance as described in Note 2 to the statutory-basis financial statements.

/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
April 12, 2021

2

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 2020 AND 2019

(in thousands, except par value and number of shares)	2020	2019
ADMITTED ASSETS
Bonds (fair value: $98,738 and $577,483)	$89,853	$552,734
Mortgage loans on real estate	-	114,821
Cash, cash equivalents and short-term investments	22,864	28,998
Contract loans	-	36,759
Derivatives	-	13,269

Subtotals, cash and invested assets	112,717	746,581

Investment income due and accrued	535	4,908
Premiums and considerations	(401)	4,704
Current federal and foreign income taxes recoverable and interest thereon	14,594	4,766
Other assets	26	216
From Separate Accounts, Segregated Accounts and Protected Cell Accounts	27,921	14,776

Total	$155,392	$775,951

LIABILITIES
Aggregate reserve for life and accident and health contracts	$-	$527,424
Liability for deposit-type contracts	-	2,934
Contract claims	-	10,983
Other amounts payable on reinsurance	12,729	5,902
Interest maintenance reserve (“IMR”)	3,060	1,855
Commissions to agents due or accrued	4,141	10,246
Transfers to Separate Accounts due or accrued (net)	-	(7,090)
Taxes, licenses and fees due or accrued, excluding federal income taxes	1,716	1,790
Net deferred tax liability	9,916	-
Asset valuation reserve	594	7,889
Payable to parent, subsidiaries and affiliates	8,765	26,408
Derivatives	-	6,610
Other liabilities	218	2,113
From Separate Accounts Statement	27,921	14,776

Total liabilities	69,060	611,840

CAPITAL AND SURPLUS
Common capital stock ($3 par value; 1,000,000 shares authorized, issued and outstanding)	3,000	3,000
Surplus notes	-	40,000
Gross paid in and contributed surplus	236,499	336,499
Unassigned funds (surplus)	(153,167)	(215,388)

Total capital and surplus	86,332	164,111

Total	$155,392	$775,951

See notes to statutory-basis financial statements.
3

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(in thousands)	2020	2019	2018
Premiums and annuity considerations for life and accident and health contracts	$(318,209)	$240,743	$166,499
Net investment income	24,748	29,544	20,725
Amortization of IMR	3,558	1,654	1,998
Commissions and expense allowances on reinsurance ceded	(5,428)	758	9,768
Reserve adjustments on reinsurance ceded	683	(107)	(73)
Other income	3,630	2,878	1,287

Total	(291,018)	275,470	200,204

Death benefits	47,057	53,904	48,651
Disability benefits and benefits under accident and health contracts	294	375	392
Surrender benefits and withdrawals for life contracts	13,177	16,020	17,891
Increase in aggregate reserves for life and accident and health contracts	(527,424)	36,480	12,877
Commissions on premiums, annuity considerations and deposit-type contract funds	56,963	64,573	60,543
Commissions and expense allowances on reinsurance assumed	27,493	2,173	2,329
General insurance expenses	97,534	123,515	106,523
Insurance taxes, licenses and fees, excluding federal income taxes	8,619	8,598	5,946
Increase in loading on deferred and uncollected premiums	(3,933)	911	707
Net transfers to or (from) Separate Accounts net of reinsurance	7,874	6,073	2,983
Transfer of IMR due to reinsurance agreement	(37,296)	-	-
Other expenses	89	26	138

Total	(309,553)	312,648	258,980

Net gain (loss) from operations after dividends to policyholders and before federal income taxes	18,535	(37,178)	(58,776)

Federal and foreign income taxes incurred (excluding tax on capital gains)	(25,416)	(4,073)	(12,771)

Net gain (loss) from operations after dividends to policyholders and federal
income taxes and before realized capital gains or (losses)	43,951	(33,105)	(46,005)

Net realized capital gains (losses) less capital gains tax of $(33), $- and $-	(124)	-	-

Net income (loss)	$43,827	$(33,105)	$(46,005)

See notes to statutory-basis financial statements.
4

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(in thousands)	2020	2019	2018
Capital and surplus, December 31, prior year	$164,111	$140,977	$135,782
Net income (loss)	43,827	(33,105)	(46,005)
Change in net unrealized capital gains (losses)	(1,872)	2,222	(203)
Change in nonadmitted assets	23,384	1,587	(12,708)
Change in net deferred income tax	(10,413)	591	(54)
Change in asset valuation reserve	7,295	(3,161)	(835)
Change in surplus notes	(40,000)	-	-
Capital and surplus paid in	(100,000)	55,000	65,000

Capital and surplus, December 31, current year	$86,332	$164,111	$140,977

See notes to statutory-basis financial statements.

5

ALLSTATE ASSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(in thousands)	2020	2019	2018
Cash from operations
Premiums collected net of reinsurance	$281,188	$238,788	$164,580
Net investment income	28,438	30,051	22,871
Miscellaneous income	(1,798)	3,636	12,472
Total	307,828	272,475	199,923

Benefit and loss related payments	64,091	63,276	66,667
Net transfers to Separate Accounts, Segregated Accounts and Protected Cell Accounts	784	10,321	5,515
Commissions, expenses paid and aggregate write-ins for deductions	196,796	198,727	179,733
Federal and foreign income taxes (recovered) paid	(4,442)	(14,773)	1,952
Total	257,229	257,551	253,867
Net cash from operations	50,599	14,924	(53,944)

Cash from investments
Proceeds from investments sold, matured or repaid	215,762	80,096	148,643
Cost of investments acquired (long-term only)	129,274	154,538	158,241
Net increase or (decrease) in contract loans and premium notes	(1,194)	(1,438)	(2,504)
Net cash from investments	87,682	(73,004)	(7,094)

Cash from financing and miscellaneous sources
Surplus notes	(40,000)	-	-
Capital and paid in surplus, less treasury stock	(100,000)	55,000	65,000
Borrowed funds	-	-	(307)
Net deposits on deposit-type contracts and other insurance liabilities	(2,959)	(360)	2,191
Other cash provided (applied)	(1,456)	10,880	(7,341)
Net cash from financing and miscellaneous sources	(144,415)	65,520	59,543

Reconciliation of cash, cash equivalents and short-term investments
Net change in cash, cash equivalents and short-term investments	(6,134)	7,440	(1,495)
Cash, cash equivalents and short-term investments, beginning of year	28,998	21,558	23,053
Cash, cash equivalents and short-term investments, end of year	$22,864	$28,998	$21,558

Supplemental disclosures for non-cash transactions
Assets transferred to an affiliate due to reinsurance	$590,563	$-	$-
IMR transferred due to reinsurance	37,296	-	-
Portfolio investments exchanged	3,752	31,903	10,422

See notes to statutory-basis financial statements.

6

ALLSTATE ASSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

1.General

Allstate Assurance Company (the "Company"), an insurance company domiciled in the State of Illinois, is a wholly owned subsidiary of Allstate Financial Insurance Holdings Corporation (“AFIHC”). AFIHC is a holding company incorporated in the State of Delaware and a wholly owned subsidiary of The Allstate Corporation (the “Corporation”).

Effective January 1, 2017, term life insurance policies and any accompanying additional riders issued on or after January 1, 2015 and before January 1, 2018 are ceded to an affiliate Allstate Life Insurance Company (“ALIC”) on a 100% coinsurance basis. Effective December 1, 2020, the Company entered into a 100% coinsurance reinsurance agreement with ALIC to cede all of the Company’s retained life insurance business. ALIC also recaptured, effective December 1, 2020, certain universal life insurance business previously assumed by the Company. The details of the Company’s reinsurance transactions are in Note 9.

The Company is licensed to conduct business in all states except New York and in the District of Columbia. The Company began issuing new life insurance business in 2015. Its products consist of interest-sensitive, variable and traditional life. The Company also has closed blocks of deferred and immediate fixed annuity business, and a closed variable annuity product, the assets and liabilities of which are held in a Separate Account. The Company reinsures 100% of its variable annuity Separate Account business with an unaffiliated third-party.

2.Summary of Significant Accounting Policies

Basis of presentation

The Company prepares its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (“IL DOI”). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The State of Illinois requires its domestic insurance companies to prepare financial statements in conformity with the NAIC Accounting Practices and Procedures Manual (“APPM”), which includes all Statements of Statutory Accounting Principles (“SSAPs”), subject to any deviations prescribed or permitted by the IL DOI.

The Company’s net income and capital and surplus did not include any accounting practices prescribed or permitted by the IL DOI during 2020, 2019 and 2018.

Accounting practices and procedures of the NAIC as prescribed or permitted by the IL DOI comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences relevant to the Company are as follows:

•Bonds, including loan-backed and structured securities (“LBASS”) but excluding Securities Valuation Office (“SVO”)-identified investments, and certain short-term investments are stated at amortized cost, or lower of amortized cost or fair value, or recovery value, while under GAAP, they are carried at fair value.

•Investments classified as cash equivalents under the APPM are stated at fair value or amortized cost, while under GAAP these investments are carried at fair value.

•Realized investment capital gains or losses are reported net of related income taxes, while under GAAP, such gains or losses are reported gross of tax.

•Under both GAAP and the APPM, the Company is required to identify impairments and recognize credit or intent related losses on bonds including LBASS (i.e., the term used in the APPM is “other-than-temporary impairment” (“OTTI”), effective January 1, 2020 this term is no longer used in GAAP). However, the measurement of credit impairments differs for bonds and the trigger for intent impairments differs for LBASS.

Intent related credit losses are recorded when there is a decision to sell a security or when it is more likely than not that the Company will be required to sell the security before the recovery of the amortized cost basis. Under GAAP and the APPM, for intent related credit losses, bonds, including LBASS are written down to fair value. In addition, for LBASS under the APPM, intent related OTTI is also recognized when there is no intent and ability to hold the security until it recovers in value, which is not required under GAAP.

Credit related impairments result from an assessment that the entire amortized cost basis is not expected to be recovered. Under GAAP, for bonds, including LBASS, in an unrealized loss position, these credit losses are recorded to expected recovery value, which, effective January 1, 2020, is recognized as a contra asset allowance and may not exceed fair value. Recovery value is determined by calculating the best estimate of future cash flows considering past events, current conditions and reasonable and supportable forecasts discounted at the security’s current effective rate. Under the APPM, for credit related OTTI, bonds other than LBASS, are written down to fair value and LBASS are written down to the expected recovery value.
7

•Under the APPM, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item with no ineffectiveness separately recorded. Derivatives that are not designated as accounting hedges are recorded at fair value, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus until the transaction is closed (e.g., terminated, sold, expired, exercised). Derivatives which are used in replication are reported in a manner consistent with the asset that has been replicated. Embedded derivative instruments are not accounted for separately as derivative instruments. Derivative assets and liabilities are reported gross in the financial statements.

Under GAAP, derivatives that qualify as a fair value hedge are recorded at fair value in the same income statement line item as the hedged item; cash flow hedges are also recorded at fair value. Hedge ineffectiveness, if any, is recorded along with the hedged item. The change in fair value of a non-hedge derivative, including derivatives used in replication, is recorded as a realized capital gain or loss. Embedded derivative instruments are accounted for separately and marked to market through realized capital gains or losses. Derivative assets and liabilities that qualify for offsetting with a counterparty are reported as a net asset or liability in the financial statements.

•The APPM requires that, if in the aggregate, the Company has a net negative cash balance it shall be reported as a negative asset. GAAP requires that such negative cash balances be reported as other liabilities.

•Under the APPM, costs that are related directly to the successful acquisition of new or renewal life insurance and investment contracts, principally agents’ and brokers’ remuneration and certain underwriting costs, are expensed as incurred. Under GAAP, these costs are deferred and amortized to income either over the premium paying period of the related policies in proportion to the estimated revenue on such business or in relation to the present value of estimated gross profits on such business over the estimated lives of the contracts.

•Both GAAP and the APPM require a provision for deferred taxes on temporary differences between the reporting and tax bases of assets and liabilities. The change in deferred taxes is reported in surplus per the APPM, while under GAAP, the change is reported in the Statement of Operations. The APPM also includes limitations as to the amount of deferred tax assets (“DTAs”) that may be reported as an admitted asset. Both GAAP and the APPM require a valuation allowance for DTAs and the allowance is similarly measured.
•Under the APPM, the effects of reinsurance are netted against the corresponding assets or liabilities versus reported on a gross basis for GAAP. For paid and unpaid reinsurance recoverables and receivables reported gross on the GAAP balance sheet, effective January 1, 2020 credit loss allowances, which are estimates of expected credit losses, are established through a charge to GAAP income and reported as a contra asset. GAAP credit loss allowances are established considering all relevant information available, including past events, current conditions, and reasonable and supportable forecasts over the life of the asset. Under GAAP, reinsurance recoverables and receivables may be evaluated on a pooled basis when they share similar risk characteristics; while under the APPM, reinsurance recoverables and receivables are generally evaluated individually for collectibility and amounts determined to be uncollectible are charged to income in the period the determination is made.

•Certain reported assets, including prepaid commissions, certain agent and bills receivables and certain other receivables over 90 days past due, are designated as nonadmitted assets and are charged directly to unassigned surplus. Under GAAP, these assets are reported in the Statements of Financial Position, net of any valuation allowance.

•The APPM requires that proceeds received from the issuance of surplus notes be reported in surplus. GAAP requires that surplus notes be reported as debt. The related interest on surplus notes is not accrued until approved by the applicable states of domicile per the APPM. GAAP requires interest on surplus notes to be accrued without state approval.

•Statutory policy reserves are based on mortality, interest and other assumptions applied in compliance with statutory regulations and subject to reserve testing with assumptions subject to statutory requirements. Statutory formula policy reserves in certain cases are subject to stand alone reserve testing with assumptions subject to statutory requirements. Statutory policy reserves generally differ from policy reserves under GAAP, which are based on the Company’s estimates of mortality, interest and withdrawals and include sufficiency testing with assumptions representative of the Company’s current expectations. The effect, if any, on reserves due to a change in valuation basis is recorded directly to unassigned surplus per the APPM rather than included in the determination of net gain from operations for GAAP.

•The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are required by the APPM, but not GAAP.

•Under the APPM, premium receipts and benefits on certain annuity contracts and universal life-type contracts are recorded as revenue and expense. Under GAAP, revenue on certain annuity contracts and universal life-type contracts is comprised of contract charges and fees, which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on certain annuity contracts and universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities, while benefits are recognized as expenses in excess of the policyholder account balance.

•GAAP requires the presentation of comprehensive income and its components in the financial statements, which is not required by the APPM.

•Under the APPM, economic transactions between related parties involving the exchange of assets or liabilities are accounted for at their fair value and non-economic transactions are accounted for at their fair value if lower than book value, while under GAAP, the exchange of assets or liabilities between related parties are accounted for at book value. If the related parties are affiliates under common control and if the common parent is subject to APPM guidance, increases in surplus on such transactions are deferred by the common parent reporting entity.
8

Use of estimates

The preparation of financial statements in conformity with the NAIC Annual Statement Instructions and accounting practices prescribed or permitted by the IL DOI requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications

To conform to the current year presentation, certain amounts in the prior year’s notes were reclassified.

Investments

Bonds with an NAIC designation of 1 through 5, including LBASS and excluding SVO-identified investments, are reported at amortized cost using the effective yield method. Bonds with an NAIC designation of 6 are reported at the lower of amortized cost or fair value, with the difference reflected in unassigned surplus as an unrealized capital loss. In general, LBASS utilize a multi-step process for determining carrying value and NAIC designation in accordance with SSAP No. 43R, Loan-backed and Structured Securities. The Company’s bond portfolio also includes SVO-identified investments, which are reported at fair value. Changes in fair value of the SVO-identified investments are recorded as a change in net unrealized capital gains (losses), which is a component of unassigned surplus.

Mortgage loans are reported at unpaid principal balances, net of unamortized premium or discount.

Cash equivalents are reported at fair value or amortized cost. Due to a change in APPM requirements for SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments (“SSAP No. 2R”), cash equivalents include the investment in the Allstate Short term pool (“Short term pool”) as of December 31, 2020. Cash equivalents reported at amortized cost are readily convertible into known amounts of cash and so near their maturity that they present an insignificant risk of change in value because of changes in interest rates.

Short-term investments, excluding December 31, 2019 investments in the Short term pool, are reported at amortized cost. As of December 31, 2019, investments in the Short term pool were included in short-term investments and were stated at the net asset value (“NAV”) as a practical expedient to determine fair value.

Contract loans are reported at the unpaid principal and capitalized interest balance. Interest is capitalized into the loan balance each contract anniversary. Loans deemed uncollectible are written off. Loan balances in excess of cash value are nonadmitted.

Realized capital losses recognized on all bonds due to OTTI resulting from changes in the general level of interest rates are reported in the IMR, net of tax and amortized into the Statements of Operations. For LBASS designated as no intent and ability to hold, the non-interest related portion of OTTI losses is used in the calculation of the AVR provision, while the interest-related OTTI is reported in IMR. OTTI realized capital losses for bonds that are not a result of changes in the general level of interest rates are reported in the Statements of Operations and used in the calculation of the AVR provision, the change of which is reported within unassigned surplus.

Investment income consists of interest and amortization of any premium or discount. Interest is recognized on an accrual basis using the effective yield method. Interest income for LBASS is determined considering estimated pay-downs, including prepayments, obtained from third-party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For LBASS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. In periods subsequent to the recognition of an OTTI on a bond, including LBASS, the difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income. Accrual of income is suspended for other-than-temporarily impaired bonds when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when the full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value.

Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other than temporary declines in fair value, expirations and settlements of certain derivatives. Realized capital gains and losses on investment sales are determined on a specific identification basis.

The Company has a comprehensive portfolio monitoring process to identify and evaluate each bond, including LBASS, whose carrying value may be other-than-temporarily impaired. For each bond, excluding LBASS, in an unrealized loss position (fair value is less than amortized cost), the Company assesses whether management with the appropriate authority has made a decision to sell the bond prior to its maturity at an amount below its carrying value. If the decision has been made to sell the bond, the bond’s decline in fair value is considered other than temporary and the Company recognizes a realized capital loss equal to the difference between the amortized cost and the fair value of the bond at the balance sheet date the assessment is made. If the Company has not made the decision to sell the bond, but it is probable the Company will not be able to collect all amounts due according to contractual terms, the bond’s decline in value is considered other-than-temporarily impaired, and a write-down of the amortized cost to fair value is required. For securities with an NAIC designation of 6, unrealized losses that are not deemed other-than-temporarily impaired are reflected in the Company’s unassigned surplus.

9

For LBASS, the Company assesses whether management with the appropriate authority has made a decision to sell each LBASS in an unrealized loss position or does not have the intent and ability to retain the LBASS for a period of time sufficient to recover the amortized cost basis. If either situation exists, the security’s decline in value is considered other-than-temporarily impaired and the security is written down as a realized capital loss to fair value. If management has not made the decision to sell the LBASS and management intends to hold the security for a period of time sufficient to recover the amortized cost basis, the Company analyzes the present value of the discounted cash flows expected to be collected. If the present value of the discounted cash flows expected to be collected is less than the amortized cost, the security is considered other-than-temporarily impaired and the Company recognizes a realized capital loss for the difference between the present value of the discounted cash flows and the amortized cost. For securities with an NAIC designation of 6, unrealized losses that are not deemed other-than-temporarily impaired are reflected in the Company’s unassigned surplus.

The Company’s portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a bond, including LBASS, compared to its amortized cost is below internally established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential OTTI using all reasonably available information relevant to the collectibility or recovery of the security. Inherent in the Company’s evaluation of OTTI for these securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: (1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; (2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and (3) the length of time and extent to which the fair value has been less than amortized cost or cost.

Impairment adjustments on mortgage loans are recorded when it is probable contractual principal and interest will not be collected. OTTI adjustments reduce the carrying value of mortgage loans to the fair value of the collateral less the estimated cost to sell.

Due and accrued investment income is recorded as an asset, with three exceptions. Due and accrued investment income on mortgage loans in default, where interest is more than 180 days past due, is nonadmitted. Due and accrued investment income for investments other than mortgage loans, that is more than 90 days past due, is nonadmitted. In addition, due and accrued investment income that is determined to be uncollectible, regardless of its age, is written off in the period that determination is made. All due and accrued investment income was admitted as of December 31, 2020 and 2019.

Derivative financial instruments

Derivative financial instruments include futures contracts and index option contracts. When derivatives meet specific criteria, they may be designated as accounting hedges, which means they may be accounted for and reported on in a manner that is consistent with the hedged asset or liability. Derivatives that are not designated as accounting hedges are accounted for on a fair value basis, with changes in fair value recorded as unrealized capital gains or losses in unassigned surplus. The determination of the AVR and IMR impact of realized capital gains and losses on derivatives is based on how the realized capital gains and losses of the underlying asset is reported. The Company’s accounting policy for the various types of derivative instruments is discussed further in Note 4.

AVR and IMR

The Company establishes the AVR and IMR as promulgated by the NAIC. The AVR offsets potential credit-related investment losses and volatility in recorded changes in fair value measurements on all invested asset categories excluding cash, contract loans, premium notes, collateral notes and income receivables. The AVR calculation is formula-based and considers the prior year reserve balance, the current year’s realized credit-related (default) and equity capital gains and losses, net of capital gains tax, and the current year’s unrealized capital gains and losses, net of deferred taxes thereon, applicable to the invested asset categories that are grouped within the default and equity components. The default component includes long-term bonds, preferred stocks, short-term bonds, derivatives and mortgage loans. The equity component includes common stocks, real estate and other invested assets. Other invested assets consist of investments in joint ventures, partnerships, limited liability companies, low income housing tax credit property investments, collateral loans and surplus notes. The undistributed earnings or losses from investments in joint ventures, partnerships and limited liability companies are reported as changes in unrealized capital gains and losses and included in the AVR. Cash distributions received from investments in joint ventures, partnerships and limited liability companies are recognized in investment income to the extent that they are not in excess of the undistributed accumulated earnings attributable to the investee and the unrealized gain would be reversed, whereas, any distributions that are in excess of the undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investment. Realized and unrealized capital gains increase the AVR and realized and unrealized capital losses decrease the AVR. The Company’s total AVR is generally limited to a maximum amount of credit-related reserve that is calculated using a set of factors applied to the admitted asset values of the various invested asset categories. Total AVR in one sub-component of either the default or equity component that is in excess of the maximum reserve must be transferred to the “sister” sub-component if that sub-component’s total AVR is below its maximum reserve. If the total AVR in either of the combined default or equity component is in excess of the combined maximum reserve, the Company may transfer the excess to the other component if that component’s total AVR is below its maximum reserve, or the excess reserve may be released to unassigned surplus. In general, decreases in the Company’s total invested assets portfolio will decrease the total AVR and increases will increase the total AVR.

10

The IMR captures the realized capital gains and losses that result from changes in the overall level of interest rates and amortizes them into investment income over the approximate remaining life of the investments sold. The IMR includes all realized capital gains and losses, net of capital gains tax thereon, due to interest rate changes on fixed income investments, mortgage loans and derivatives, and excludes credit-related realized capital gains and losses on default component invested assets, realized capital gains and losses on equity investments and unrealized capital gains and losses. After a realized capital gain or loss has been identified as interest-related and an expected maturity date has been determined, a company may select either a grouped method or seriatim method for calculating the IMR amortization. The Company has elected to use the grouped method in calculating its IMR amortization. The total IMR is calculated by adding the current year’s interest-related capital gains and losses, net of capital gains tax, to the prior year reserve and subtracting the current year’s amortization released to the Statements of Operations. A negative IMR is reported as a nonadmitted asset. Make whole fees and prepayment penalties are recorded as investment income and not included in the IMR.

Premiums and annuity considerations

Annual premiums for most traditional life insurance policies are recognized as revenue on the policy anniversary date. Premiums, based on modal payment, for certain immaterial traditional life insurance policies are recognized as revenue when due. Premiums for all single and flexible premium life insurance and annuity products are recognized as revenue when collected. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related reserve liability.

Premiums written and not yet collected from policyholders are shown as a receivable, with balances older than 90 days nonadmitted.

Reserves for policy benefits

The Company adopted Principles Based Reserving (“PBR”) which are computed actuarially according to the Valuation Manual Section 20 method with interest, mortality and other assumptions applied in compliance with statutory regulations, for the following policies:

Guaranteed term policies issued on or after January 1, 2018
Certain whole life policies issued on or after October 15, 2018
Indexed life policies issued on or after February 11, 2019
Certain universal life policies issued on or after February 11, 2019
All remaining life policies issued on or after January 1, 2020

Policy benefit reserves for traditional and flexible premium life insurance policies, excluding the above policies, are computed actuarially according to the Commissioners' Reserve Valuation Method (“CRVM”) with interest, mortality and other assumptions applied in compliance with statutory regulations.

Benefit reserves for annuity products are calculated according to the Commissioners' Annuity Reserve Valuation Method with interest, mortality and other assumptions applied in compliance with statutory regulations.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contractholders, less surrenders and withdrawals that represent a return to the contractholder. For deposit-type funds with no cash values prior to maturity, reserves are present values of contractual payments with interest assumptions in compliance with statutory regulations.

On traditional life insurance contracts, the Company waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not contracted in excess of the reserve as legally computed. For life contracts, the cost of additional mortality for each policy is assumed to equal the additional premium charged for that policy period and is reserved accordingly. Additional premiums are collected for policies issued on substandard lives. Reserves are held in a manner consistent with traditional policies.

Tabular interest, tabular less actual reserves released and tabular cost are determined by formula as described in the APPM.

Tabular interest for contracts not involving life contingencies represents the net amount credited taking into account increments of premiums and annuity considerations and decrements of benefits, withdrawals, loads and policy charges.

Reinsurance

Effective December 1, 2020, the Company has reinsurance agreements whereby all premiums and annuity considerations and policy benefits are ceded to reinsurers.

Amounts reinsured under coinsurance agreements are reflected net of reinsurance in the Statements of Financial Position. Amounts reinsured under coinsurance and modified coinsurance agreements are reflected net of reinsurance in the Statements of Operations. Reinsurance does not extinguish the Company’s primary liability under the policies written. Reinsurance recoverable balances that are current and from authorized reinsurers are reported as admitted assets. Reinsurance recoverable balances from unauthorized reinsurers require collateral at least equal to the amount recoverable, or the recoverable balance is nonadmitted. All reinsurance recoverable balances that are 90 days past due are nonadmitted. If it is probable that reinsurance recoverables on paid or unpaid claim or benefit payments are uncollectible, these amounts are written off through a charge to the Statements of Operations. Details of changes to the Company’s reinsurance program in 2020 are in Note 9.
11

Income taxes

The income tax provision is calculated under the liability method. DTAs and deferred tax liabilities (“DTLs”) are recorded based on the difference between the statutory financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes also arise from net unrealized capital losses on certain investments carried at fair value. The net change in DTAs and DTLs is applied directly to unassigned surplus. The nonadmitted portion of gross DTAs is determined by applying the rules prescribed by SSAP No. 101, Income Taxes (“SSAP No. 101”).

The application of SSAP No. 101 requires the Company to evaluate the recoverability of DTAs and to establish a statutory valuation allowance adjustment (“valuation allowance”) if necessary to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the DTAs and DTLs; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the DTAs; and (7) any tax planning strategies that the Company would employ to avoid an operating loss or tax credit carryforward from expiring unused. Although the realization is not assured, management believes it is more likely than not that the DTAs, net of the valuation allowance, will be realized.
Separate Account

The assets of the Separate Account are carried at fair value. Separate Account liabilities represent the contractholders’ claims to the related assets and are carried at the fair value of the assets. In the event the asset values of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Reserves for guarantees provided by the Company are included in Exhibit 5 of the Company’s General Account Annual Statement. The Company holds reserves for variable annuity contracts and variable life policies at less than the fund balances carried in the Separate Account. The difference between the reserves and the fund balances of the Separate Account is transferred from the Separate Account to the General Account and subsequently reinsured via a modified coinsurance agreement. Premiums, contract benefits, reserve transfers, policy loans and policyholder charges are also transferred from the Separate Accounts to the General Account. Separate Account premium deposits, benefit expenses and contract charges for mortality risk, contract and policy administration are recorded by the Company and reflected in the Statements of Operations. Investment income, realized capital gains and losses and changes in unrealized capital gains and losses related to assets which support variable annuity contracts and variable life policies accrue directly to the contractholders and, therefore, are not included in the Statements of Operations.

3.Investments

Fair values

The following table summarizes the statement value, gross unrealized gains, gross unrealized losses and fair value of the Company’s bonds and SVO-identified investments, excluding bonds that have been written down to fair value as of December 31:

(in thousands)		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
2020	Value	Gains	Losses	Value
Industrial and miscellaneous	$75,911	$7,324	$(44)	$83,191
U.S. special revenue	5,318	1,474	-	6,792
SVO-identified investments	6,519	-	-	6,519
U.S. governments	2,105	131	-	2,236
Total bonds	$89,853	$8,929	$(44)	$98,738

		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
2019	Value	Gains	Losses	Value
Industrial and miscellaneous	$463,416	$23,513	$(686)	$486,243
U.S. special revenue	28,913	1,758	-	30,671
SVO-identified investments	40,548	-	-	40,548
U.S. governments	19,857	164	-	20,021
Total bonds	$552,734	$25,435	$(686)	$577,483

12

Unrealized losses

Unrealized losses are calculated as the difference between amortized cost and fair value for the Company’s investment securities, including securities written down to fair value. They result from declines in fair value below amortized cost for bonds, including LBASS, and are evaluated for OTTI. Every security with unrealized losses was included in the portfolio monitoring process.

The following tables summarize the fair value and gross unrealized losses of bonds and LBASS by the length of time individual securities have been in a continuous unrealized loss position as of December 31.

(in thousands)	2020
	Less than 12 Months		12 Months or More
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Total Unrealized Losses
Bonds, excluding LBASS	$3,945	$(44)	$-	$-	$(44)
LBASS	-	-	-	-	-
Total	$3,945	$(44)	$-	$-	$(44)

	2019
	Less than 12 Months		12 Months or More
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Total Unrealized Losses
Bonds, excluding LBASS	$10,885	$(119)	$7,825	$(536)	$(655)
LBASS	33,407	(31)	-	-	(31)
Total	$44,292	$(150)	$7,825	$(536)	$(686)

As of December 31, 2020, all unrealized losses were related to investment grade bonds with an unrealized loss position less than 20% of amortized cost, the degree which suggested that these securities did not pose a high risk of being other-than-temporarily impaired. Investment grade is defined as a security having an NAIC designation of 1 or 2, a rating of Aaa, Aa, A or Baa from Moody’s, a rating of AAA, AA, A or BBB from S&P Global Ratings, a comparable rating from another nationally recognized rating agency, or a comparable internal rating if an externally provided rating is not available. Market prices for certain securities may have credit spreads which imply higher or lower credit quality than the current third-party rating. Unrealized losses on investment grade securities were principally related to an increase in market yields which may include increased risk-free interest rates or wider credit spreads since the time of initial purchase. The unrealized losses are expected to reverse as the securities approach maturity.

As of December 31, 2020, the Company had not made a decision to sell and it was not more likely than not the Company would be required to sell bonds with unrealized losses before recovery of the amortized cost basis.

Scheduled maturities

The scheduled maturities for bonds, cash equivalents and short-term investments were as follows as of December 31, 2020:

(in thousands)	Statement Value	Fair Value
Due in one year or less	$28,397	$28,397
Due after one year through five years	22,328	23,912
Due after five years through ten years	49,652	54,919
Due after ten years	11,354	13,388
Total	$111,731	$120,616

Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers.

13

Net realized capital gains and losses

Net realized capital gains and losses from investment securities including calls consisted of the following:

(in thousands)
Year Ended December 31, 2020	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Bonds	$51,736	$2,452	$49,284
Cash and cash equivalents	-	3	(3)
Mortgage loans on real estate	3,800	-	3,800
Short-term investments	-	-	-
	$55,536	$2,455	53,081
Capital loss tax expense			(11,147)
Transferred to IMR			(42,058)
Total			$(124)

Year Ended December 31, 2019	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Bonds	$1,062	$1,222	$(160)
Cash and cash equivalents	-	-	-
Mortgage loans on real estate	-	-	-
Short-term investments	1	3	(2)
	$1,063	$1,225	(162)
Capital loss tax benefit			34
Transferred to IMR			128
Total			$-

Year Ended December 31, 2018	Gross Realized Gains	Gross Realized Losses	Net Realized Gains (Losses)
Bonds	$34	$2,521	$(2,487)
Cash and cash equivalents	-	-	–
Mortgage loans on real estate	-	117	(117)
Short-term investments	-	-	-
	$34	$2,638	(2,604)
Capital loss tax benefit			547
Transferred to IMR			2,057
Total			$-

No realized losses from impairments were recorded in 2020, 2019 and 2018. Proceeds from sales of bonds, exclusive of calls, maturities and pay downs were $112 million, $87 million and $124 million in 2020, 2019 and 2018, respectively. Gross gains of $7 million, $1 million and $34 thousand and gross losses of $1 million, $1 million and $2 million were realized on sales of bonds, exclusive of calls, maturities and pay downs during 2020, 2019 and 2018, respectively.

Mortgage loans on real estate

The Company did not invest in mortgage loans as of December 31, 2020. The Company invested in one new commercial mortgage loan in 2019 which had a lending rate of 4.02%. The Company’s mortgage loan portfolio consists entirely of commercial mortgage loans, whose current recorded investment was $115 million as of December 31, 2019.

For the loan acquired during 2019, the percentage of the loan to the value of the property at the time of the loan was 73.1%.

Mortgage loans were evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans were considered impaired when it was probable the Company would not collect the contractual principal and interest. Accrual of income was suspended for mortgage loans that were in default or when full and timely collection of principal and interest payments was not probable. Cash receipts on mortgage loans on nonaccrual status were generally recorded as a reduction of carrying value.
14

The debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment and represents the amount of estimated cash flow from the property available to the borrower to meet principal and interest payment obligations. The ratio estimates are updated annually or more frequently if conditions are warranted based on the Company’s credit monitoring process. The following table reflects the carrying value of non-impaired fixed rate mortgage loans summarized by the debt service coverage ratio distribution as of December 31, 2019.

(in thousands) Debt Service Coverage Ratio Distribution
Below 1.0	$-
1.0 – 1.25	5,000
1.26 – 1.50	12,238
Above 1.50	97,583
Total non-impaired mortgage loans	$114,821

The Company's mortgage loan portfolio was substantially all non-recourse to the borrower and collateralized by a variety of commercial real estate property types located throughout the United States. The following table shows the principal geographic distribution of commercial real estate exceeding 5% of the mortgage loan portfolio as of December 31, 2019:

(% of mortgage loan portfolio carrying value)
Texas	18.0%
Maryland	15.7
California	14.5
Massachusetts	8.0
Virginia	7.3
Michigan	6.6
Ohio	5.8
Washington	5.2

The types of properties collateralizing the commercial mortgage loan portfolio as of December 31, 2019 were as follows:

Retail	31.9%
Warehouse	22.5
Apartment complexes	14.3
Office buildings	11.6
Other	19.7
Total	100.0%

Loan-backed securities

The Company did not invest in LBASS as of December 31, 2020. Prepayment assumptions for LBASS the Company invested in as of December 31, 2019 were obtained from external sources and, if not available, developed internally.

All of the Company’s LBASS portfolio was comprised of asset-backed securities (“ABS”) as of December 31, 2019. All of the ABS had an NAIC designation of 1 as of December 31, 2019, and the majority were backed by corporate and industrial obligations as well as individual obligations.

15

Restricted assets

Restricted assets (including pledged) consisted of the following as of December 31:

($ in thousands)	2020
Restricted Asset Category	Total Admitted From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted To Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$4,153	$106	$4,259	2.7%	2.7%
Collateral pledged for derivatives	249	(249)	-	-	-
Total restricted assets	$4,402	$(143)	$4,259	2.7%	2.7%

	2019
Restricted Asset Category	Total Admitted From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted To Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with states	$4,050	$103	$4,153	0.5%	0.5%
Collateral pledged for derivatives	97	152	249	0.1	0.1
Total restricted assets	$4,147	$255	$4,402	0.6%	0.6%

Prepayment penalty and acceleration fees

The following table provides the number of CUSIPs sold, redeemed or otherwise disposed of and the aggregate amount of investment income generated for bonds, including LBASS, sold, redeemed or otherwise disposed of as a result of a callable feature for the years ended December 31:

($ in thousands)	2020		2019
	General Account	Separate Account	General Account	Separate Account
Number of CUSIPs	14	-	9	-
Aggregate amount of investment income	$87	$-	$320	$-

Reporting entity’s share of cash pool by asset type

The percentage share of the underlying assets of the Short term pool was as follows as of December 31, 2020:

Cash	-%
Cash equivalents	100.0%
Short-term investments	-%
Total Short term pool	100.0%

4.Fair Value Measurements

Fair value is defined, per SSAP No. 100R, Fair Value (“SSAP No. 100R”), as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SSAP No. 100R identified three valuation techniques which are used, either independently or in combination, to determine fair value: (1) market approach; (2) income approach; and (3) cost approach. SSAP No. 100R also contains guidance about observable and unobservable inputs, which are assumptions that market participants would use in pricing an asset or liability. To increase consistency and comparability in fair value measurements, the fair value hierarchy prioritizes the inputs to valuation techniques into three broad levels; 1, 2 and 3. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Certain assets are measured utilizing NAV as a practical expedient to determine fair value.

16

The following tables summarize the Company’s assets and liabilities measured and reported at fair value in the Statements of Financial Position as of December 31:

(in thousands)		2020
Description for each class of asset or liability	(Level 1)	(Level 2)	(Level 3)	NAV	Total
Assets at fair value
Bonds
SVO-identified investments	$6,518	$-	$-	$-	$6,518

Derivative assets
Equity and index contracts	-	-	-	-	-

Separate Account	27,921	-	-	-	27,921
Total assets at fair value	$34,439	$-	$-	$-	$34,439

Liabilities at fair value
Derivative liabilities
Equity and index contracts	$-	$-	$-	$-	$-
Total liabilities at fair value	$-	$-	$-	$-	$-

		2019
Description for each class of asset or liability	(Level 1)	(Level 2)	(Level 3)	NAV	Total
Assets at fair value
Bonds
SVO-identified investments	$40,548	$-	$-	$-	$40,548

Short-term investments
Short term pool(1)	-	-	-	27,594	27,594

Derivative assets
Equity and index contracts	-	13,269	-	-	13,269

Separate Account	14,776	-	-	-	14,776
Total assets at fair value	$55,324	$13,269	$-	$27,594	$96,187

Liabilities at fair value
Derivative liabilities
Equity and index contracts	$-	$(6,610)	$-	$-	$(6,610)
Total liabilities at fair value	$-	$(6,610)	$-	$-	$(6,610)
1.As of December 31, 2020, the Short term pool was reported as a cash equivalent due to a change in APPM requirements for SSAP No. 2R.

The Company consistently follows its policy for determining when transfers between levels are recognized. The policy about the timing of recognizing transfers into Level 3 is the same as that for recognizing transfers out of Level 3.

In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 valuations, a combination of the market and income approaches is used.

As of December 31, 2019, the Company’s free-standing exchange listed derivatives were measured and reported at fair value utilizing valuation techniques categorized as Level 2. The derivatives are not actively traded and their values are based on quoted prices for identical instruments in markets that are not active.

17

The Company’s investment in the Short term pool was measured and reported at NAV in the Statements of Financial Position and presented in the table above as of December 31, 2019. There are no restrictions on withdrawals from the Short term pool. Withdrawals are made at current NAV. Each member company may make withdrawals on demand without penalty on any business day with the settlement of funds not to exceed ten business days. The Short term pool’s investment strategy is to invest in U.S. dollar-denominated, high quality and highly liquid investments with very low credit risk and a duration of less than 100 days. The Company did not have commitments to invest in the Short term pool.

Changes in APPM requirements, effective June 30, 2020, require the valuation of the assets in the Short term pool to be consistent with the valuations required by reported asset type as stipulated in SSAP No. 2R.

Presented below are the aggregate fair value estimates and admitted values of financial instruments as of December 31. The Company was able to estimate the fair value of all its financial instruments in 2020 and 2019.

Financial assets

(in thousands)	2020
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	NAV
Bonds:
Other than LBASS	$98,738	$89,853	$8,755	$89,983	$-	$-
LBASS	-	-	-	-	-	-
Mortgage loans on real estate	-	-	-	-	-	-
Cash equivalents	21,528	21,528	21,528	-	-	-
Short-term investments	350	350	350	-	-	-
Derivatives	-	-	-	-	-	-
Separate Account	27,921	27,921	27,921	-	-	-

	2019
Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	NAV
Bonds:
Other than LBASS	$537,087	$512,417	$42,916	$494,171	$-	$-
LBASS	40,396	40,317	-	6,989	33,407	-
Mortgage loans on real estate	118,053	114,821	-	-	118,053	-
Cash equivalents	-	-	-	-	-	-
Short-term investments	27,594	27,594	-	-	-	27,594
Derivatives	13,269	13,269	-	13,269	-	-
Separate Account	14,776	14,776	14,776	-	-	-

The fair value of bonds in Level 1 is based on unadjusted quoted prices for identical assets in active markets the Company can access. The fair value of publicly traded bonds in Level 2 is based upon quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Non-publicly traded bonds in Level 2 are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer. The fair value of LBASS in Level 2 is primarily based on valuation models utilizing quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads to determine fair value. The fair value of LBASS in Level 3 is primarily based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable or internal models with non-market observable inputs.

The fair value of mortgage loans on real estate in Level 3 is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral.

As of December 31, 2020, the Short term pool was reported as a cash equivalent. The fair value of cash equivalents in Level 1 is based on unadjusted quoted prices or daily quoted net asset values for identical assets in active markets the Company can access.

18

The fair value of short-term investments in Level 1 is based on unadjusted quoted prices for identical assets in active markets the Company can access. As of December 31, 2019, the Short term pool was reported as a short-term investment and the fair value measured at NAV. NAV is based on marking to market the underlying Short term pool’s net assets and is the basis for current transactions between the Short term pool and member companies. The value of net assets and each share is determined daily by the Short term pool custodian.

The fair value of derivatives in Level 2 is based on the valuation methods described earlier in this note.

The fair value of the assets of the Separate Account in Level 1 is based on actively traded mutual funds that have daily quoted net asset values that are readily determinable for identical assets the Company can access.

Financial liabilities

The Company did not have financial liabilities as of December 31, 2020. Presented below are the aggregate fair value estimates and statement values of financial instruments as of December 31, 2019.

(in thousands)
Type of Financial Instrument	Aggregate Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	NAV
Deposit-type contract	$1	$1	$-	$-	$1	$-
Derivatives	6,611	6,610	1	6,610	-	-

The fair value of the liability for deposit-type contracts in Level 3 is generally based on the terms of the underlying contracts incorporating current market-based crediting rates for similar contracts that reflect the Company’s own credit risk.

The fair value of free-standing exchange listed derivatives in Level 1 is based on unadjusted quoted prices for identical assets in active markets the Company can access. The fair value of derivatives in Level 2 is based on the valuation methods described earlier in this note.

Derivative financial instruments

The Company did not have any open derivative contracts as of December 31, 2020. However, during 2020 and 2019 the Company utilized futures contracts and index option contracts.

The Company did not utilize derivative financial instruments as of December 31, 2020. The following table summarizes the notional amount, fair value and statement value of the Company’s derivative financial instruments, including those with off-balance sheet risk as of December 31, 2019:

(in thousands)	Notional Amount		Fair Value		Statement Value
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Futures	$-	$323	$-	$(1)	$-	$-
Options	105,767	105,122	13,269	(6,610)	13,269	(6,610)
Total	$105,767	$105,445	$13,269	$(6,611)	$13,269	$(6,610)

The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk existed for all of the derivative financial instruments the Company held, as these instruments could become less valuable due to adverse changes in market conditions. To limit this risk, the Company’s senior management established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company used for risk management purposes were generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

Counterparty credit exposure represented the Company’s potential loss if all of the counterparties concurrently failed to perform under the contractual terms of the contracts and all collateral, if any, became worthless. The futures and option contracts used by the Company were traded on organized exchanges, which required margin deposits and guaranteed the execution of trades, thereby mitigating any potential credit risk.

The Company used derivatives for risk reduction. Risk reduction activity is focused on managing the risks with certain assets and liabilities arising from the potential adverse impacts from changes in equity market valuations. All of the Company’s derivatives were evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instrument on at least a quarterly basis. The Company did not use derivatives for speculative purposes.
19

Futures

The Company utilized equity index futures contracts. Futures contracts are defined as commitments to buy or sell designated financial instruments based on specified prices, yields or indices. Futures contracts provide returns at specified or optional dates based upon a specified index applied to a notional amount. The Company utilized equity index futures contracts to hedge the equity exposure contained in equity indexed life product contracts that offer equity returns to contractholders. Daily cash settlement of variation margins is required for futures contracts and is based on the changes in daily prices. The final settlement of equity index futures contracts is always in cash. Daily cash settlements of margin gains or losses for futures contracts receiving fair value hedge accounting treatment are reported in net investment income. The daily cash settlements of margin gains and losses for futures contracts that receive non-hedge accounting treatment and have terminated are reported in net realized capital gains or losses. The daily cash settlements of margin gains and losses for open futures contracts that receive non-hedge accounting treatment are reported as net unrealized capital gains and losses within unassigned surplus and used in the calculation of the AVR provision. Futures contracts receive either fair value hedge accounting or non-hedge accounting treatment, depending on the strategy.

Options

Index option contracts provided returns at specified or optional dates based on a specified equity index applied to the option's notional amount. When the Company purchases or writes (sells) option contracts at specific prices, a premium is calculated for the right, but not the obligation, to buy/sell the value of an underlying index at a stated price on or before the expiration date of the option. The amount of premium calculated is based on the number of contracts purchased/sold, the specified price and the maturity date of the contract. Premiums are paid or received in cash at either the inception of the purchase/sale of the contract or throughout the life of the contract depending on the agreement with the counterparties and brokers. If the option is exercised, the Company receives/pays cash equal to the product of the number of contracts and the specified price in the contract (strike price). Purchased and written put and call index option contracts are cash settled upon exercise. If the options are not exercised, then no additional cash is exchanged when the contract expires. Premiums incurred when purchasing option contacts are reported as a derivative asset and premiums received when writing option contracts are reported as a derivative liability.

The Company purchased and wrote option contracts to hedge the equity exposure contained in equity indexed life product contracts that offer equity returns to contractholders. The purchased and written option contracts were accounted for as fair value hedges. The change in the fair value of purchased/written option contracts is reported as net investment income, with an adjustment to derivative assets/liabilities. The gain or loss on the cash settled exercise of a purchased/written index option contract is reported in net investment income. If the purchased/written option contract expired without being exercised, the premiums paid/received are reported as net investment income and the corresponding asset/liability previously recorded is reversed.

The Company entered into option contracts which required the payment/receipt of premiums at either the inception of the contract or throughout the life of the contract, depending on the agreement with counterparties and brokers.

In general, the collateral pledged by the Company is in the custody of a counterparty or an exchange. However, the Company has access to this collateral at any time, subject to replacement. For certain exchange traded derivatives, margin deposits are required as well as daily cash settlements of margin accounts. As of December 31, 2019, the Company pledged securities with fair values of $252 thousand in the form of margin deposits.

4.Income Taxes
The components of the net DTA/(DTL) were as follows as of December 31:

(in thousands)	2020			2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$-	$-	$-	$20,957	$-	$20,957	$(20,957)	$-	$(20,957)
Valuation allowance	-	-	-	15,218	-	15,218	(15,218)	-	(15,218)
Adjusted gross DTAs	$-	$-	$-	$5,739	$-	$5,739	$(5,739)	$-	$(5,739)
DTAs nonadmitted	-	-	-	-	-	-	-	-	-
Subtotal – net admitted DTA	$-	$-	$-	$5,739	$-	$5,739	$(5,739)	$-	$(5,739)
DTLs	9,916	-	9,916	5,739	-	5,739	4,177	-	4,177
Net admitted DTA/(net DTL)	$(9,916)	$-	$(9,916)	$-	$-	$-	$(9,916)	$-	$(9,916)

20

The amount of adjusted gross DTAs admitted under each component of SSAP No. 101 was as follows as of December 31:

(in thousands)	2020
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	-	-	-
Adjusted gross DTAs expected to be realized following the balance sheet date	-	-	-
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	12,950
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	-	-	-
DTAs admitted as the result of application of SSAP No. 101	$-	$-	$-

	2019
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	-	-	-
Adjusted gross DTAs expected to be realized following the balance sheet date	-	-	-
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	24,616
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	5,739	-	5,739
DTAs admitted as the result of application of SSAP No. 101	$5,739	$-	$5,739

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from above) after application of the threshold limitation.	-	-	-
Adjusted gross DTAs expected to be realized following the balance sheet date	-	-	-
Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	(11,666)
Adjusted gross DTAs (excluding the amount of DTAs from above) offset by gross DTLs	(5,739)	-	(5,739)
DTAs admitted as the result of application of SSAP No. 101	$(5,739)	$-	$(5,739)

The Company’s risk based capital level used to determine the amount of DTAs admitted was as follows as of December 31:

(in thousands)	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	1,445.4%	631.9%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$86,925	$172,000

The impact of tax planning strategies on adjusted gross and net admitted DTAs was as follows as of December 31:

(in thousands)	2020		2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$-	$-	$5,739	$-	$(5,739)	$-
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax-planning strategies	-%	-%	-%	-%	-%	-%
Net admitted adjusted gross DTAs	$-	$-	$5,739	$-	$(5,739)	$-
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax-planning strategies	-%	-%	-%	-%	-%	-%

The Company’s tax planning strategies do not include the use of reinsurance.

21

The tax effects of temporary differences that gave rise to significant portions of DTAs and DTLs were as follows as of December 31:

(in thousands)	2020	2019	Change
DTAs
Ordinary
Policyholder reserves	$-	$2,245	$(2,245)
Deferred acquisition costs	-	13,801	(13,801)
Receivables – nonadmitted	-	4,911	(4,911)
Subtotal	$-	$20,957	$(20,957)

Valuation allowance	$-	$15,218	$(15,218)

Admitted ordinary DTAs	$-	$5,739	$(5,739)

Capital	$-	$-	$-

Valuation allowance	$-	$-	$-

Admitted capital DTAs	$-	$-	$-

Admitted DTAs	$-	$5,739	$(5,739)
DTLs
Ordinary
Investments	$10	$88	$(78)
Policyholder reserves	189	227	(38)
Prepaid commissions	-	4,838	(4,838)
Subtotal	$199	$5,153	$(4,954)

Capital
Investments	$9,677	$49	$9,628
Unrealized losses	40	537	(497)
Subtotal	$9,717	$586	$9,131

DTLs	$9,916	$5,739	$4,177

Net DTAs/DTLs	$(9,916)	$-	$(9,916)

The change in net deferred income tax comprises the following as of December 31 (this analysis is exclusive of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

(in thousands)	2020	2019	Change
Total DTAs	$-	$5,739	$(5,739)
Total DTLs	9,916	5,739	4,177
Net DTAs (DTLs)	$(9,916)	$-	(9,916)
Tax effect of unrealized gains (losses)			(497)
Change in net deferred income tax			(10,413)
Tax effect of nonadmitted assets			4,911
Adjustment of prior year tax liabilities			-
Change in net deferred income tax relating to the provision			$(5,502)

22

(in thousands)	2019	2018	Change
Total DTAs	$5,739	$5,482	$257
Total DTLs	5,739	5,482	257
Net DTAs (DTLs)	$-	$-	-
Tax effect of unrealized gains (losses)			591
Change in net deferred income tax			591
Tax effect of nonadmitted assets			333
Adjustment of prior year tax liabilities			25
Change in net deferred income tax relating to the provision			$949

	2018	2017	Change
Total DTAs	$5,482	$8,116	$(2,634)
Total DTLs	5,482	8,116	(2,634)
Net DTAs (DTLs)	$-	$-	-
Tax effect of unrealized gains (losses)			(54)
Change in net deferred income tax			(54)
Tax effect of nonadmitted assets			(2,669)
Adjustment of prior year tax liabilities			-
Change in net deferred income tax relating to the provision			$(2,723)

The provision for incurred income taxes for the years ended December 31 was:

(in thousands)	2020	2019	Change
Current Income Tax
Federal	$(25,416)	$(4,073)	$(21,343)
Federal income tax on net capital gains	11,147	(34)	11,181
Federal and foreign income taxes incurred	$(14,269)	$(4,107)	$(10,162)

	2019	2018	Change
Current Income Tax
Federal	$(4,073)	$(12,771)	$8,698
Federal income tax on net capital gains	(34)	(547)	513
Federal and foreign income taxes incurred	$(4,107)	$(13,318)	$9,211

The provision for federal income taxes incurred was different from that which would have been obtained by applying the statutory federal income tax rate to income before taxes. The items causing this difference were as follows as of December 31:

($ in thousands)	2020		2019		2018
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
Provision computed at statutory rate	$15,039	21.0%	$(7,841)	21.0%	$(12,890)	21.0%
Statutory valuation deduction	(15,218)	(21.2)	3,137	(8.4)	1,874	(3.1)
Prior year true-up	(4)	-	(1)	-	842	(1.4)
Reversal of IMR transfer – reinsurance	(7,832)	(10.9)	-	-	-	-
Other	(752)	(1.1)	(351)	0.9	(421)	0.7
Change in net deferred income taxes	(5,502)	(7.7)	949	(2.5)	(2,723)	4.5
Total statutory income taxes	$(14,269)	(19.90)%	$(4,107)	11.0%	$(13,318)	21.7%

The Company joins the Corporation and its 75 domestic subsidiaries in the filing of a consolidated federal income tax return. The consolidated group has elected under Internal Revenue Code (“IRC”) Section 1552(a)(2) to allocate the consolidated federal income tax liability based on each member’s federal income tax liability computed on a separate return basis, except all tax benefits resulting from operating losses and tax credits are allocated to the Company to the extent they can be utilized in the consolidated return.

23

5.Information Concerning Parent, Subsidiaries and Affiliates

Related party transactions

Transactions with AFIHC

    The Company made a return of capital in cash of $100 million to AFIHC on December 18, 2020. The Company received a cash capital contribution of $55 million from its parent, AFIHC, on March 18, 2019.

Transaction with ALIC

Effective December 1, 2020, with the permission of the IL DOI, the Company repaid its $40 million surplus note, plus $205 thousand of accrued interest to ALIC. The tables below provide details of the surplus notes as of December 31:

($ in thousands)				2020
1	2	3	4	5	6	7	8
Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
1002	12/02/2016	3.07%	$40,000	Y	$40,000	$-	$-

(continued)		2020
1	9	10	11	12	13	14
Item Number	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal Paid	Life-To-Date Principal Paid	Date of Maturity
1002	$1,433	$5,117	-	$40,000	$40,000	12/01/2020

(continued)	2020
1	15	16	17	18	19
Item Number	Are Surplus Note payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
1002	N	N	N	Y	-

(continued)	2020
1	20	21	22
Item Number	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer? (Y/N)
1002	$-	$-	-

24

($ in thousands)		2019
Date Issued	Interest Rate	Par Value (Face Amount of Note)	Carrying Value of Note	Interest and/or Principal Paid Current Year	Total Interest and/or Principal Paid	Unapproved Interest and/or Principal	Date of Maturity
12/02/2016	3.07%	$40,000	$40,000	$1,228	$3,476	$-	12/02/2036

Transactions with Allstate Finance Company Agency Loans, LLC (“AFCAL”)

On December 1, 2020, the Company sold the outstanding note to various affiliates at fair value of $34 million, which included realized capital gains of $1 million, plus accrued interest of $1 million in accordance with the reinsurance recapture of the Company’s business to ALIC.

On December 22, 2016, the Company purchased $19 million of bonds issued by AFCAL. On December 16, 2019, the Company agreed to allow AFCAL to redeem the original note at fair value of $19 million, which included realized capital gains of $233 thousand, plus accrued interest of $10 thousand; and issue a new note at market rate.  Concurrently with the redemption, the Company purchased an additional $14 million of bonds issued by AFCAL.  AFCAL is a bankruptcy remote, special purpose entity wholly owned by Allstate Non-insurance Holdings, Inc., which is wholly owned by the Corporation. The purpose of AFCAL is limited to purchasing and securitizing fixed rate term agent loans from Allstate Finance Company, LLC (“AFCO”), a wholly owned subsidiary of ALIC, at fair value. AFCO originates commercial loans to Allstate exclusive insurance agents that are independent contractors of Allstate Insurance Company (“AIC”) and, as a result, the Company reports the investment in bonds as unaffiliated. The loans’ sale transaction from AFCO to AFCAL meets “sale accounting” conditions in SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. AFCAL used the agent loans as collateral in the issuance of bonds, which are the sole source of cash flows for debt service. The transaction is structured as a loan securitization with oversight by a trustee and a servicer managing the portfolio. As of December 31, 2019, the Company’s investment in bonds issued by AFCAL was $33 million. See Ref # - A in table below.

Transactions with Allstate Short Term Pool, LLC

The Company invests in the Short term pool, which is offered by Allstate Short Term Pool, LLC, to certain wholly owned affiliated companies of the Corporation. The Short term pool is an investment pool managed by Allstate Investment Management Company (“AIMCO”), an affiliate of the Corporation, whose purpose is to efficiently manage cash and cash equivalents for its member companies. Each member company has an undivided interest in the underlying assets of the Short term pool per the Operating Agreement of Allstate Short Term Pool, LLC (“Operating Agreement”). The value of net assets that is the basis for current transactions and each share is determined daily by the Short term pool custodian. As of December 31, 2020, the Company’s reported investment in the Short term pool was $22 million.

As of December 31, 2019, each member company had an undivided interest in the underlying assets of the Short term pool maintained at NAV as a practical expedient per the Operating Agreement. NAV was based on marking to market the underlying Short term pool’s net assets and was the basis for current transactions between the Short term pool and member companies. As of December 31, 2019, the Company’s investment in the Short term pool was $28 million. See Ref # - B in table below.

Transactions with related parties who are not reported on Schedule Y of the Annual Statement

1.Detail of material related party transactions

(in millions)							12/31/2020	12/31/2019
Ref #	Date of Transaction	Name of Related Party	Nature of Relationship	Type of Transaction	Written Agreement (Yes/No)	Due Date	Reporting Period Date Amount Due From (To)	Reporting Period Date Amount Due From (To)
A	12/16/2019	AFCAL	Affiliate	Investment in bonds issued	Yes	3/10/2037	$-	$33
B	7/15/2016	Allstate Short Term Pool, LLC	Affiliate	Investment in liquidity pool	Yes	on demand	$22	$28

There were no other transactions entered into by the Company with related parties in 2020 or 2019 that involved more than ½ of 1% of the Company’s admitted assets. Activity resulting from reinsurance agreements, insurance contracts or cost allocation transactions in accordance with intercompany agreement provisions was excluded.

25

The Company reported the following as payable to affiliates as of December 31:

(in thousands)	2020	2019
AIC	$8,538	$4,898
Allstate Investments, LLC (“AILLC”)	150	76
Allstate Life Insurance Company of New York (“ALNY”)	41	42
Allstate Financial Services, LLC (“AFS”)	29	221
ALIC	7	21,170
Allstate New Jersey Insurance Company (“ANJ”)	-	1
Total	$8,765	$26,408

The Company's receivable from the Corporation as of December 31,2020 was less than $1 thousand. The Company did not report receivables from affiliates as of December 31, 2019. Intercompany receivable and payable balances are evaluated on an individual company basis. Net intercompany balances less than $1 million and those equal to or greater than $1 million are generally settled quarterly and monthly, respectively. Net intercompany balances with AFS are settled monthly regardless of dollar amount.

Significant related party agreements

The Company, the Corporation and certain of its affiliated insurance companies are parties to the Amended and Restated Service and Expense Agreement (the "Agreement") pursuant to which AIC provides access to a variety of services, including the utilization of shared bank accounts for cash collections and disbursements in certain situations. The Agreement provides for cost sharing and allocation of operating expense among the parties.

The Company is a party to the Investment Management Agreement with AILLC whereby AILLC provides investment management services and advice.

The Company, the Corporation and certain of its wholly owned affiliated companies are parties to the Operating Agreement as described above, which provides a framework for AIMCO to efficiently manage cash and cash equivalents of the Short term pool’s members.

The Company, Allstate Distributors, LLC (“ADLLC”) and AFS entered into the Selling Agreement whereby ADLLC, as appointed by the Company, underwrites certain insurance products and group and individual insurance contracts and certificates, and AFS solicits sales of the contracts on behalf of ADLLC.

The Company is a party to the Amended and Restated Intercompany Liquidity Agreement (“Liquidity Agreement”), which includes ALIC, AIC, ALIC Reinsurance Company, Castle Key Insurance Company, Road Bay Investments, LLC, AFCO and the Corporation. The Liquidity Agreement allows for short-term advances of funds to be made between parties for liquidity and other general corporate purposes, but does not establish a commitment to advance funds on the part of any party. The Company serves as a borrower only with a limit of $100 million with a one-year term.

The Company is a party to a federal income tax allocation agreement with the Corporation.

4.Company Benefit Plans

The Company utilizes the services of AIC employees. AIC and the Corporation provide various benefits, including defined benefit pension plans, certain health care and life insurance benefits for certain eligible employees, retired employees and employee-agents and participation in The Allstate 401(k) Savings Plan. The Company was allocated its share of the costs associated with these benefits in accordance with the Agreement. The Company’s allocated share of these benefits was $3 million in 2020 and 2019. In addition, certain AIC employees also participate in a share-based payment plan, The Allstate Corporation 2019 Equity Incentive Plan that amended and restated the 2013 Equity Incentive Plan. Currently, awards of nonqualified stock options, restricted stock units, and performance stock awards are granted to certain employees of AIC. The Company is allocated expenses associated with the costs, determined at the individual participant level. The Company’s allocated share of these costs was $1 million, $2 million and $2 million in 2020, 2019 and 2018, respectively. Contractually, the Company’s obligations are limited to its share of the allocated service costs.

5.Capital and Surplus

Capital stock

The Company had 1,000,000 common shares authorized, issued and outstanding as of December 31, 2020 and 2019. All common shares had a par value of $3 per share.

26

Unassigned surplus

The components contributing to the cumulative increase or (reduction) of unassigned surplus as of December 31 were as follows:

(in thousands)	2020	2019
Nonadmitted assets	$(230)	$(23,614)
AVR	(594)	(7,889)
Net unrealized capital gains (losses) less capital gains tax	147	2,019

Dividend restrictions

The ability of the Company to pay dividends is generally dependent on business conditions, income, cash requirements and other relevant factors. More specifically, the Illinois Insurance Code (“Code”) provides a two-step process. First, no dividend may be declared or paid except from earned (unassigned) surplus, as distinguished from contributed surplus, nor when the payment of a dividend reduces surplus below the minimum amount required by the Code. Secondly, a determination of the ordinary versus extraordinary dividends that can be paid is formula based and considers net income and capital and surplus, as well as the timing and amounts of dividends paid in the preceding twelve months as specified by the Code. Ordinary dividends to shareholders do not require prior approval of the IL DOI. Dividends are not cumulative. As of December 31, 2020, the Company cannot declare or pay dividends without the prior approval of the IL DOI because of its negative unassigned surplus position.

6.Reinsurance

The amount of reinsurance credits, whether an asset or a reduction of a liability, taken for new agreements or amendments since January 1, 2020 including policies or contracts which were in force or which had existing reserves established by the Company was $181 million as of December 31, 2020. There were no reinsurance credits, whether an asset or a reduction of a liability, taken for new agreements or amendments to include policies or contracts which were in force or which had existing reserves established by the Company as of December 31, 2019.

Effective January 1, 2017, the Company entered into a coinsurance agreement with ALIC for guaranteed term business issued by the Company in 2015 through 2017. Effective December 1, 2020, the Company entered into a coinsurance agreement with ALIC to reinsure the remaining life business. Reserve credits taken were $553 million and $302 million as of December 31, 2020 and 2019, respectively.

Reinsurance assumed information under the terms of the reinsurance agreement with ALIC was as follows:

(in thousands)	2020	2019	2018
Life insurance premiums	$31,574	$35,526	$37,400
Policy benefits	51,992	55,063	56,595

Reinsurance ceded information under the terms of the reinsurance agreement with ALIC was as follows:

(in thousands)	2020	2019	2018
Life insurance premiums	$286,998	$84,519	$91,246
Policy benefits	38,545	23,455	22,195

The Company had previously written single premium annuities. This single premium annuity business of the Company was transferred to the Paul Revere Life Insurance Company (“Paul Revere”) via an indemnity reinsurance agreement effective December 31, 2000. Reserves and related assets of $179 million as of December 31, 2000 were transferred in accordance with the agreement. Reserve credits taken were $1 million as of December 31, 2020 and 2019.

Reinsurance ceded information under the terms of the reinsurance agreement with Paul Revere was as follows:

(in thousands)	2020	2019	2018
Surrender and other benefits	$154	$161	$158

During 1998, the Company also reinsured, on a 100% coinsurance basis, its inforce block of individual tax-sheltered annuity business with The Variable Annuity Life Insurance Company (“VALIC”). Reserve credits taken were $9 million and $10 million as of December 31, 2020 and 2019, respectively.

27

Reinsurance ceded information under the terms of the reinsurance agreement with VALIC was as follows:

(in thousands)	2020	2019	2018
Annuity and other fund deposits	$130	$100	$141
Surrender benefits and other fund withdrawals	791	479	1,375
Variable annuity benefits	41	107	73

Effective April 1, 2015, the Company entered into a reinsurance agreement with a pool of reinsurers whereby the Company reinsures some of its term and universal life business on a yearly renewable term basis. Reserve credits taken were $4 million and $3 million as of December 31, 2020 and 2019, respectively.

Reinsurance ceded information under the terms of the other reinsurance agreements was as follows:

(in thousands)	2020	2019	2018
Life insurance premiums	$2,253	$1,642	$1,147
Policy benefits	27	5	2,000

Recapture and Termination of Reinsurance Agreement with ALIC

Pursuant to a recapture and termination agreement effective December 1, 2020, ALIC recaptured 100% of the universal life insurance policies ceded to the Company and terminated the original reinsurance agreement dated April 1, 2015. The Company transferred assets of $401 million, which equal to the policy liabilities plus an adjustment for IMR of $25 million, to ALIC in connection with the Recapture and Termination Agreement.

Coinsurance and Modified Coinsurance Agreement with ALIC

Effective December 1, 2020, the Company and ALIC entered into a reinsurance agreement (“Agreement”) whereby the Company transferred assets of $185 million and ceded on a 100% coinsurance basis corresponding general account policy liabilities representing the term life and universal life policies retained after existing third party reinsurance and net of the term life policies the Company previously ceded to ALIC pursuant to a reinsurance agreement dated January 19, 2017 plus an adjustment for IMR of $12 million. Also under the terms of the Agreement, $25 million of variable life separate account liabilities were ceded to ALIC on a modified coinsurance basis.

7.Direct Premium Written/Produced by Managing General Agents (“MGAs”)/Third-Party Administrators (“TPAs”)

The aggregate amount of direct premiums written/produced by MGAs/TPAs was $130 thousand and $100 thousand for the years ended December 31, 2020 and 2019, respectively, which was less than 5% of the Company’s surplus. These premiums relate to a single MGA/TPA and were ceded to external reinsurers.

28

8.Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity reserves and deposit-type contracts and other liabilities without life or disability contingencies were as follows as of December 31:

(in thousands)			2020
			General Account	Separate Account Non-guaranteed	Total	% of Total
INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$-	$-	$-	-%
	b.	At book value less current surrender charge of 5% or more	-	-	-	-
	c.	At fair value	-	-	-	-
	d.	Total with market value adjustment or at fair value	-	-	-	-
	e.	At book value without adjustment (minimal or no charge or adjustment)	9,282	-	9,282	99.3
(2)	Not subject to discretionary withdrawal		62	-	62	0.7
(3)	Total (gross: direct + assumed)		9,344	-	9,344	100.0%
(4)	Reinsurance ceded		9,344	-	9,344
(5)	Total (net)		$-	$-	$-

GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$-	$-	$-	-%
	b.	At book value less current surrender charge of 5% or more	-	-	-	-
	c.	At fair value	-	222	222	16.1
	d.	Total with market value adjustment or at fair value	-	222	222	16.1
	e.	At book value without adjustment (minimal or no charge or adjustment)	737	-	737	53.6
(2)	Not subject to discretionary withdrawal		416	-	416	30.3
(3)	Total (gross: direct + assumed)		1,153	222	1,375	100.0%
(4)	Reinsurance ceded		1,153	-	1,153
(5)	Total (net)		$-	$222	$222

DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$-	$-	$-	-%
	b.	At book value less current surrender charge of 5% or more	-	-	-	-
	c.	At fair value	-	938	938	17.5
	d.	Total with market value adjustment or at fair value	-	938	938	17.5
	e.	At book value without adjustment (minimal or no charge or adjustment)	4,430	-	4,430	82.5
(2)	Not subject to discretionary withdrawal		-	-	-	-
(3)	Total (gross: direct + assumed)		4,430	938	5,368	100.0%
(4)	Reinsurance ceded		4,430	-	4,430
(5)	Total (net)		$-	$938	$938

29

(in thousands)			2019
			General Account	Separate Account Non-guaranteed	Total	% of Total
INDIVIDUAL ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$-	$-	$-	-%
	b.	At book value less current surrender charge of 5% or more	-	-	-	-
	c.	At fair value	-	83	83	0.8
	d.	Total with market value adjustment or at fair value	-	83	83	0.8
	e.	At book value without adjustment (minimal or no charge or adjustment)	9,732	-	9,732	98.5
(2)	Not subject to discretionary withdrawal		65	-	65	0.7
(3)	Total (gross: direct + assumed)		9,797	83	9,880	100.0%
(4)	Reinsurance ceded		9,797	-	9,797
(5)	Total (net)		$-	$83	$83

GROUP ANNUITIES:
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$-	$-	$-	-%
	b.	At book value less current surrender charge of 5% or more	-	-	-	-
	c.	At fair value	-	103	103	8.0
	d.	Total with market value adjustment or at fair value	-	103	103	8.0
	e.	At book value without adjustment (minimal or no charge or adjustment)	727	-	727	56.4
(2)	Not subject to discretionary withdrawal		458	-	458	35.6
(3)	Total (gross: direct + assumed)		1,185	103	1,288	100.0%
(4)	Reinsurance ceded		1,185	-	1,185
(5)	Total (net)		$-	$103	$103

DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1)	Subject to discretionary withdrawal:
	a.	With market value adjustment	$-	$-	$-	-%
	b.	At book value less current surrender charge of 5% or more	-	-	-	-
	c.	At fair value	-	834	834	22.1
	d.	Total with market value adjustment or at fair value	-	834	834	22.1
	e.	At book value without adjustment (minimal or no charge or adjustment)	2,934	-	2,934	77.9
(2)	Not subject to discretionary withdrawal		-	-	-	-
(3)	Total (gross: direct + assumed)		2,934	834	3,768	100.0%
(4)	Reinsurance ceded		-	-	-
(5)	Total (net)		$2,934	$834	$3,768

30

Reconciliation of total annuity actuarial reserves and deposit liabilities was as follows as of December 31:

(in thousands)	2020	2019
Life & Accident & Health Annual Statement:
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	$-	$2,934

Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	222	186
Other contract deposit funds	938	834
Subtotal	1,160	1,020

Total	$1,160	$3,954

9.Analysis of Life Actuarial Reserves by Withdrawal Characteristics

Withdrawal characteristics of life actuarial reserves were as follows as of December 31:

(in thousands)	2020
	Account Value	Cash Value	Reserve
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$-	$-	$-
Universal life with secondary guarantees	85,814	27,680	61,240
Indexed universal life with secondary guarantees	152,779	44,463	83,727
Variable universal life	481	72	216
Miscellaneous reserves	-	8,193	25,126
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	361,702
Accidental death benefits	XXX	XXX	59
Disability – Active lives	XXX	XXX	314
Disability – Disabled lives	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	8,681
Total (gross: direct + assumed)	239,074	80,408	541,065
Reinsurance ceded	239,074	80,408	541,065
Total (net)	$-	$-	$-

Separate Account Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$26,758	$11,860	$14,951
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	-
Accidental death benefits	XXX	XXX	-
Disability – Active lives	XXX	XXX	-
Disability – Disabled lives	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	-
Total (gross: direct + assumed)	26,758	11,860	14,951
Reinsurance ceded	-	-	-
Total (net)	$26,758	$11,860	$14,951

31

	2019
	Account Value	Cash Value	Reserve
General Account
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$284,935	$284,722	$289,041
Universal life with secondary guarantees	175,787	128,236	154,300
Indexed universal life with secondary guarantees	112,839	25,634	60,532
Variable universal life	153	-	67
Miscellaneous reserves	-	3,845	14,829
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	289,983
Accidental death benefits	XXX	XXX	430
Disability – Active lives	XXX	XXX	1,098
Disability – Disabled lives	XXX	XXX	2,400
Miscellaneous reserves	XXX	XXX	13,317
Total (gross: direct + assumed)	573,714	442,437	825,997
Reinsurance ceded	-	-	298,573
Total (net)	$573,714	$442,437	$527,424

Separate Account with Guarantees & Separate Account Nonguaranteed
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$13,747	$4,409	$6,657
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	-
Accidental death benefits	XXX	XXX	-
Disability – Active lives	XXX	XXX	-
Disability – Disabled lives	XXX	XXX	-
Miscellaneous reserves	XXX	XXX	-
Total (gross: direct + assumed)	13,747	4,409	6,657
Reinsurance ceded	-	-	-
Total (net)	$13,747	$4,409	$6,657

Reconciliation of total life actuarial reserves was as follows as of December 31:

(in thousands)	2020	2019
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$-	$518,237
Exhibit 5, Accidental Death Benefits Section, Total (net)	-	399
Exhibit 5, Disability – Active Lives Section, Total (net)	-	945
Exhibit 5, Disability – Disabled Lives Section, Total (net)	-	2,400
Exhibit 5, Miscellaneous Reserves Section, Total (net)	-	5,443
Subtotal	-	527,424

Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	14,951	6,657

Combined total	$14,951	$534,081

32

13.    Premiums and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations, net of reinsurance, as of December 31 were as follows:

(in thousands)	2020		2019
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$(10)	$(10)	$2,466	$428
Ordinary renewal	(391)	(391)	6,172	4,277
Total	$(401)	$(401)	$8,638	$4,705

14.    Separate Accounts

Separate Accounts held by the Company are for variable annuity contracts and variable life policies.

Allstate Assurance Company Separate Account B (“Separate Account B”) contains variable annuity contracts which the Company discontinued offering on February 1, 1984. Prior to February 22, 2017, the Separate Account B was registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. On February 22, 2017, the Securities and Exchange Commission (“SEC”) issued an order to the Company and Separate Account B exempting Separate Account B from all provisions of the Investment Company Act of 1940, subject to certain conditions. Allstate Assurance Company Variable Life Separate Account, a unit investment trust registered with SEC under the Investment Company Act of 1940, contains variable life policies, launched on August 28, 2017.

The assets and liabilities of variable annuity contracts and variable life policies are recorded as assets and liabilities of the Separate Accounts and are legally insulated from the General Account, excluding any purchase payments or transfers directed by the contractholder to earn a fixed rate of return which are included in the Company’s General Account assets. The legal insulation of the Separate Accounts assets prevents such assets from being generally available to satisfy claims resulting from the General Account. As of December 31, 2020 and 2019, all assets of the Separate Accounts that support the variable annuity and variable life business were legally insulated.

The Company’s Separate Accounts were attributed to the following product/transaction as of December 31:

(in thousands)	2020	2019
Product/transaction	Legally insulated assets	Legally insulated assets
Variable annuity contracts	$1,163	$1,029
Variable universal life policies	26,758	13,747
Total	$27,921	$14,776

Some of the Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $7 thousand in 2020 and 2019. The amount paid by the General Account for Separate Account guarantees for variable life products was immaterial in 2020 and 2019.

Variable annuity and variable life business allow the contractholder to accumulate funds within a variety of portfolios, at rates which depend upon the return achieved from the types of investments chosen. The net investment experience of the Separate Accounts is credited directly to the contractholder and can be favorable or unfavorable. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies. Absent any contract provision wherein the Company provides a guarantee, the contractholders of the variable annuity and variable life products bear the investment risk that the Separate Account’s funds may not meet their stated investment objectives.

Premiums, considerations or deposits totaled $13 million and $11 million for non-guaranteed Separate Account for the years ended December 31, 2020 and 2019, respectively. The Separate Account reserves for its non-guaranteed accounts with supporting assets valued at fair value totaled $16 million and $8 million as of December 31, 2020 and 2019, respectively. Separate Account assets subject to discretionary withdrawal at fair value totaled $16 million and $8 million as of December 31, 2020 and 2019, respectively.

33

Reconciliation of net transfers to or (from) the Separate Account for the years ended December 31 was as follows:

(in thousands)	2020	2019	2018
Transfers as reported in the Summary of Operations of the Separate Account Annual Statements:
Transfers to Separate Accounts	$13,378	$10,670	$5,621
Transfers from Separate Account	5,462	4,531	2,587
Net transfers to (from) Separate Accounts	7,916	6,139	3,034

Reconciling adjustments:
Transfers on account of deposit-type contracts	(42)	(66)	(51)
Transfers as reported in the Statements of Operations	$7,874	$6,073	$2,983

15.    Other Items

Novel Coronavirus Pandemic or COVID-19 (“Coronavirus”)

The Coronavirus resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which have included the implementation of travel restrictions, government-imposed shelter-in-place orders, quarantine periods, social distancing and restrictions on large gatherings, have caused material disruption to businesses globally, resulting in increased unemployment, a recession and increased economic uncertainty. Additionally, there is no way of predicting with certainty how long the pandemic might last, including the potential for restrictions being restored or new restrictions being implemented that could result in further economic volatility.

The Coronavirus has affected the Company’s operations and depending on its length and severity may continue to significantly affect the Company’s results of operations, financial condition and liquidity, including sales of new and retention of existing policies, life insurance mortality, annuity reserves, investment valuations and returns, and increases in bad debt and credit risk.

The magnitude and duration of the global pandemic and the impact of actions taken by governmental authorities, businesses and consumers, including timing of vaccine distribution, to mitigate health risks create significant uncertainty. The Company will continue to closely monitor and proactively adapt to developments and changing conditions. Currently, it is not possible to reliably estimate the length and severity of the pandemic or its impact to the Company’s operations, but the effects could be material and may continue, emerge, evolve or accelerate into 2021.

New York license withdrawal

With the approval of the New York Department of Financial Services (“NYDFS”), the Company withdrew its New York license in the first quarter of 2015. In connection with the Company’s plan to withdraw its license, the NYDFS required an affiliate of the Company, ALIC, to establish a custodial account for the protection of the Company’s New York issued business. As required by the NYDFS, the custodial account is to be maintained with a minimum amount of assets which may vary over time. As of December 31, 2020, the balance in the custodial account was $3 million.

Balances reasonably possible to be uncollectible

Agents’ balances receivable are 100% nonadmitted after the establishment of a valuation allowance. The Company did not have agents’ balances net of reinsurance as of December 31, 2020. The allowance balance for admitted agents’ balances receivable was $167 thousand as of December 31, 2019.

Amount of insurance for gross premium less than net premiums

As of December 31, 2020 and 2019, the Company had $1.9 billion and $2.7 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standards of valuation set by the State of Illinois. Reserves to cover the above insurance totaled $5 million and $10 million as of December 31, 2020 and 2019, respectively.

34

Other reserve changes for life and annuity contracts

In 2020, the Company’s aggregate reserves for life and annuity contracts were decreased by other reserve changes of $563 million after the Company’s reserves were ceded to ALIC effective December 1, 2020. Other reserve changes in 2020 were as follows:

(in thousands)			Ordinary				Group
Item	Total	Industrial Life	Life Insurance	Individual Annuities	Supplementary Contracts	Credit Life Group and Individual	Life Insurance	Annuities
Reserves ceded effective 12/1/2020 related to the coinsurance agreement between the Company and ALIC	$(563,218)	$-	$(559,461)	$-	$-	$-	$(3,757)	$-
Total	$(563,218)	$-	$(559,461)	$-	$-	$-	$(3,757)	$-

The Company did not have other reserve changes in 2019.

16.    Events Subsequent

On January 26, 2021, AIC and AFIHC entered into a Stock Purchase Agreement with Antelope US Holdings Company, an affiliate of an investment fund associated with The Blackstone Group Inc. to sell the Company and ALIC and certain affiliates for approximately $2.8 billion in cash. The transaction is expected to close in the second half of 2021 subject to regulatory approvals and other customary closing conditions.

On April 7, 2021, IL DOI approved a cash distribution of $50 million to AFIHC, which will be accounted for as a return of capital, to be paid on or before April 30, 2021.

An evaluation of subsequent events was made through April 12, 2021, the date the audited statutory-basis financial statements were available to be issued. There were no other significant subsequent events requiring adjustment to or disclosure in the statutory-basis financial statements.

* * * * * *

35

36

Allstate Assurance Company Variable Life Separate Account

Financial Statements as of December 31, 2020 and for the years ended December 31, 2020 and 2019, and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Directors of Allstate Life Insurance Company and
Allstate Assurance Company and the
Policyholders of Allstate Assurance Company Variable Life Separate Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the sub-accounts of Allstate Assurance Company Variable Life Separate Account (the “Account”) listed in Appendix A, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Account as of December 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
April 7, 2021

We have served as the auditor of the Account since 2017.

Appendix A
Allstate Assurance Company Variable Life Separate Account

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Alger Balanced Class I-2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Alger Capital Appreciation Class I-2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Alger MidCap Growth Class I-2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Alger SmallCap Growth Class I-2	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Fidelity® VIP ContrafundSM Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Fidelity® VIP Disciplined Small Cap Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Fidelity® VIP Emerging Markets Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Fidelity® VIP Equity-Income PortfolioSM Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Fidelity® VIP Government Money Market Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Fidelity® VIP Growth Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Fidelity® VIP Index 500 Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Fidelity® VIP Investment Grade Bond Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Fidelity® VIP Mid Cap Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Fidelity® VIP Overseas Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020

Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Fidelity® VIP Real Estate Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Fidelity® VIP Value Portfolio Initial Class	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series I	December 31, 2020	December 31, 2020	For the Period April 30, 2020* to December 31, 2020	For the Period April 30, 2020* to December 31, 2020
Invesco V.I. American Value	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Invesco V.I. Diversified Dividend	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Invesco V.I. High Yield	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Invesco V.I. International Growth	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Invesco V.I. Mid Cap Growth	—	For the Period January 1, 2020 to April 30, 2020 #	For the Year ended December 31, 2019 and for the Period January 1, 2020 to April 30, 2020 #	For the Period August 28, 2017* to December 31, 2017, For the Two years ended December 31, 2019 and For the Period January 1, 2020 to April 30, 2020 #
Invesco V.I. Value Opportunities	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Janus Henderson Balanced Portfolio Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Janus Henderson Enterprise Portfolio Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Janus Henderson Flexible Bond Portfolio Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Janus Henderson Forty Portfolio Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Janus Henderson Glob. Tech. and Innovation Portfolio Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020

Appendix A (Cont.)

Sub-account	Statement of Net Assets	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the Year Ended	For Each of the/ For the	For Each of the/ For the
Janus Henderson Mid Cap Value Portfolio Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Janus Henderson Research Portfolio Institutional Shares	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Morningstar Balanced ETF Asset Allocation Portfolio Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Morningstar Conservative ETF Asset Allocation Portfolio Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Three years ended December 31, 2020
Morningstar Growth ETF Asset Allocation Portfolio Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	December 31, 2020	December 31, 2020	Two Years Ended December 31, 2020	For the Period August 28, 2017* to December 31, 2017 & For the Three years ended December 31, 2020

* date represents commencement of operations
# represents the date the sub-account ceased operations

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2020

		Alger	Alger	Alger	Fidelity® VIP	Fidelity® VIP
	Alger	Capital	MidCap	SmallCap	ContrafundSM	Disciplined Small
	Balanced	Appreciation	Growth	Growth	Portfolio	Cap Portfolio
	Class I-2	Class I-2	Class I-2	Class I-2	Initial Class	Initial Class
ASSETS
Investments, at fair value	$148,685	$1,392,482	$605,858	$1,018,907	$1,982,368	$529,717
Total assets	$148,685	$1,392,482	$605,858	$1,018,907	$1,982,368	$529,717
NET ASSETS
Accumulation units	$148,685	$1,392,482	$605,858	$1,018,907	$1,982,368	$529,717
Total net assets	$148,685	$1,392,482	$605,858	$1,018,907	$1,982,368	$529,717
FUND SHARE INFORMATION
Number of shares	8,721	13,932	18,227	22,754	41,154	30,673
Cost of investments	$137,793	$1,226,880	$471,795	$713,581	$1,524,967	$429,939

ACCUMULATION UNIT VALUE	$13.58	$20.77	$22.30	$24.78	$17.45	$14.19

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

		Alger	Alger	Alger	Fidelity® VIP	Fidelity® VIP
	Alger	Capital	MidCap	SmallCap	ContrafundSM	Disciplined Small
	Balanced	Appreciation	Growth	Growth	Portfolio	Cap Portfolio
	Class I-2	Class I-2	Class I-2	Class I-2	Initial Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$1,701	$—	$—	$8,318	$3,492	$2,965
Net investment income (loss)	1,701	—	—	8,318	3,492	2,965
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	7,921	62,112	27,775	56,577	29,761	14,883
Cost of investments sold	8,114	52,367	21,289	42,044	24,531	15,095
Realized gains (losses) on fund shares	(193)	9,745	6,486	14,533	5,230	(212)
Realized gain distributions	524	173,296	64,318	55,804	5,967	—
Net realized gains (losses)	331	183,041	70,804	70,337	11,197	(212)
Change in unrealized gains (losses)	10,262	173,092	145,266	293,192	391,245	97,655
Net realized and change in unrealized gains (losses) on investments	10,593	356,133	216,070	363,529	402,442	97,443
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$12,294	$356,133	$216,070	$371,847	$405,934	$100,408

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2020.
See notes to financial statements.

5

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2020

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Emerging Markets	Equity-Income	Government Money	Growth	Index 500	Investment Grade
	Portfolio	PortfolioSM	Market Portfolio	Portfolio	Portfolio	Bond Portfolio
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
ASSETS
Investments, at fair value	$341,539	$320,042	$298,054	$1,117,830	$3,842,661	$316,572
Total assets	$341,539	$320,042	$298,054	$1,117,830	$3,842,661	$316,572
NET ASSETS
Accumulation units	$341,539	$320,042	$298,054	$1,117,830	$3,842,661	$316,572
Total net assets	$341,539	$320,042	$298,054	$1,117,830	$3,842,661	$316,572
FUND SHARE INFORMATION
Number of shares	23,155	13,391	298,053	10,853	10,341	22,468
Cost of investments	$268,952	$293,809	$298,054	$848,808	$3,150,965	$300,943

ACCUMULATION UNIT VALUE	$15.95	$13.53	$10.44	$21.05	$16.36	$12.00

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Emerging Markets	Equity-Income	Government Money	Growth	Index 500	Investment Grade
	Portfolio	PortfolioSM	Market Portfolio	Portfolio	Portfolio	Bond Portfolio
	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class	Initial Class
NET INVESTMENT INCOME (LOSS)
Dividends	$1,945	$4,696	$646	$351	$50,410	$5,970
Net investment income (loss)	1,945	4,696	646	351	50,410	5,970
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	6,739	35,412	66,490	33,166	74,138	6,397
Cost of investments sold	5,935	36,327	66,490	30,893	67,921	6,175
Realized gains (losses) on fund shares	804	(915)	—	2,273	6,217	222
Realized gain distributions	20,017	8,477	—	50,529	6,162	68
Net realized gains (losses)	20,821	7,562	—	52,802	12,379	290
Change in unrealized gains (losses)	57,303	15,786	—	228,814	505,941	13,224
Net realized and change in unrealized gains (losses) on investments	78,124	23,348	—	281,616	518,320	13,514
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$80,069	$28,044	$646	$281,967	$568,730	$19,484

See notes to financial statements.

6

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2020

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Invesco
	Mid Cap	Overseas	Real Estate	Value	Oppenheimer VI
	Portfolio	Portfolio	Portfolio	Portfolio	Discovery Mid Cap	Invesco V.I.
	Initial Class	Initial Class	Initial Class	Initial Class	Growth Fund Series I*	American Value
ASSETS
Investments, at fair value	$835,207	$316,793	$260,279	$203,269	$236,933	$232,601
Total assets	$835,207	$316,793	$260,279	$203,269	$236,933	$232,601
NET ASSETS
Accumulation units	$835,207	$316,793	$260,279	$203,269	$236,933	$232,601
Total net assets	$835,207	$316,793	$260,279	$203,269	$236,933	$232,601
FUND SHARE INFORMATION
Number of shares	21,570	11,945	14,933	12,744	2,216	14,722
Cost of investments	$678,703	$263,514	$266,210	$178,002	$173,468	$213,047

ACCUMULATION UNIT VALUE	$14.03	$13.58	$11.20	$13.13	$14.83	$12.24

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP	Invesco
	Mid Cap	Overseas	Real Estate	Value	Oppenheimer VI
	Portfolio	Portfolio	Portfolio	Portfolio	Discovery Mid Cap	Invesco V.I.
	Initial Class	Initial Class	Initial Class	Initial Class	Growth Fund Series I*	American Value
NET INVESTMENT INCOME (LOSS)
Dividends	$3,976	$1,188	$4,659	$2,233	$—	$1,765
Net investment income (loss)	3,976	1,188	4,659	2,233	—	1,765
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	29,989	13,882	9,228	9,229	12,030	10,689
Cost of investments sold	28,731	13,720	9,577	9,062	9,703	10,711
Realized gains (losses) on fund shares	1,258	162	(349)	167	2,327	(22)
Realized gain distributions	—	908	5,489	4,336	—	1,881
Net realized gains (losses)	1,258	1,070	5,140	4,503	2,327	1,859
Change in unrealized gains (losses)	151,361	41,205	(10,716)	18,430	63,464	18,659
Net realized and change in unrealized gains (losses) on investments	152,619	42,275	(5,576)	22,933	65,791	20,518
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$156,595	$43,463	$(917)	$25,166	$65,791	$22,283

See notes to financial statements.

7

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2020

						Janus Henderson
				Invesco	Invesco	Balanced
	Invesco V.I.	Invesco V.I.	Invesco V.I.	V.I. Mid Cap	V.I. Value	Portfolio
	Diversified Dividend	High Yield	International Growth	Growth*	Opportunities	Institutional Shares
ASSETS
Investments, at fair value	$70,059	$89,048	$227,333	$—	$27,734	$335,011
Total assets	$70,059	$89,048	$227,333	$—	$27,734	$335,011
NET ASSETS
Accumulation units	$70,059	$89,048	$227,333	$—	$27,734	$335,011
Total net assets	$70,059	$89,048	$227,333	$—	$27,734	$335,011
FUND SHARE INFORMATION
Number of shares	2,724	16,929	5,346	—	4,935	7,687
Cost of investments	$67,492	$88,735	$198,893	$—	$26,590	$288,789

ACCUMULATION UNIT VALUE	$12.13	$11.56	$13.32	$—	$12.42	$15.25

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

						Janus Henderson
				Invesco	Invesco	Balanced
	Invesco V.I.	Invesco V.I.	Invesco V.I.	V.I. Mid Cap	V.I. Value	Portfolio
	Diversified Dividend	High Yield	International Growth	Growth*	Opportunities	Institutional Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$1,773	$4,285	$4,300	$—	$83	$5,022
Net investment income (loss)	1,773	4,285	4,300	—	83	5,022
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	1,699	825	8,171	122,108	2,686	17,033
Cost of investments sold	1,840	939	7,660	160,912	2,952	15,449
Realized gains (losses) on fund shares	(141)	(114)	511	(38,804)	(266)	1,584
Realized gain distributions	1,475	—	4,143	34,197	941	4,052
Net realized gains (losses)	1,334	(114)	4,654	(4,607)	675	5,636
Change in unrealized gains (losses)	1,784	477	22,391	(1,233)	2,579	30,714
Net realized and change in unrealized gains (losses) on investments	3,118	363	27,045	(5,840)	3,254	36,350
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$4,891	$4,648	$31,345	$(5,840)	$3,337	$41,372

See notes to financial statements.

8

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2020

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Enterprise	Flexible Bond	Forty	Glob. Tech. and	Mid Cap Value	Research
	Portfolio	Portfolio	Portfolio	Innovation Portfolio	Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares	Institutional Shares*	Institutional Shares	Institutional Shares
ASSETS
Investments, at fair value	$328,164	$109,052	$620,234	$686,263	$311,356	$83,464
Total assets	$328,164	$109,052	$620,234	$686,263	$311,356	$83,464
NET ASSETS
Accumulation units	$328,164	$109,052	$620,234	$686,263	$311,356	$83,464
Total net assets	$328,164	$109,052	$620,234	$686,263	$311,356	$83,464
FUND SHARE INFORMATION
Number of shares	3,483	8,553	10,881	33,740	19,411	1,691
Cost of investments	$273,224	$103,120	$473,502	$483,845	$299,051	$66,677

ACCUMULATION UNIT VALUE	$17.99	$12.03	$21.17	$25.27	$12.21	$19.27

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Enterprise	Flexible Bond	Forty	Glob. Tech. and	Mid Cap Value	Research
	Portfolio	Portfolio	Portfolio	Innovation Portfolio	Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares	Institutional Shares*	Institutional Shares	Institutional Shares
NET INVESTMENT INCOME (LOSS)
Dividends	$144	$2,460	$1,056	$—	$2,832	$238
Net investment income (loss)	144	2,460	1,056	—	2,832	238
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	12,493	1,266	26,124	24,351	4,547	3,933
Cost of investments sold	12,428	1,216	23,181	19,877	4,565	3,606
Realized gains (losses) on fund shares	65	50	2,943	4,474	(18)	327
Realized gain distributions	14,302	—	27,331	39,128	3,932	4,024
Net realized gains (losses)	14,367	50	30,274	43,602	3,914	4,351
Change in unrealized gains (losses)	42,169	5,069	121,800	164,308	3,527	12,556
Net realized and change in unrealized gains (losses) on investments	56,536	5,119	152,074	207,910	7,441	16,907
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$56,680	$7,579	$153,130	$207,910	$10,273	$17,145

See notes to financial statements.

9

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
As of December 31, 2020

	Morningstar	Morningstar	Morningstar	Morningstar	Morningstar Income
	Aggressive Growth	Balanced ETF	Conservative ETF	Growth ETF	and Growth ETF
	ETF Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I
ASSETS
Investments, at fair value	$4,280,238	$1,173,986	$151,529	$3,920,452	$343,991
Total assets	$4,280,238	$1,173,986	$151,529	$3,920,452	$343,991
NET ASSETS
Accumulation units	$4,280,238	$1,173,986	$151,529	$3,920,452	$343,991
Total net assets	$4,280,238	$1,173,986	$151,529	$3,920,452	$343,991
FUND SHARE INFORMATION
Number of shares	325,989	105,765	13,007	335,368	33,140
Cost of investments	$3,885,146	$1,100,120	$143,895	$3,688,198	$327,155

ACCUMULATION UNIT VALUE	$13.39	$12.67	$11.69	$13.14	$12.26

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

	Morningstar	Morningstar	Morningstar	Morningstar	Morningstar Income
	Aggressive Growth	Balanced ETF	Conservative ETF	Growth ETF	and Growth ETF
	ETF Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I	Portfolio Class I
NET INVESTMENT INCOME (LOSS)
Dividends	$74,924	$24,604	$2,795	$78,561	$7,900
Net investment income (loss)	74,924	24,604	2,795	78,561	7,900
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund shares:
Proceeds from sales	256,937	157,438	11,186	247,257	77,775
Cost of investments sold	257,109	156,665	10,713	245,621	$74,617
Realized gains (losses) on fund shares	(172)	773	473	1,636	3,158
Realized gain distributions	73,504	13,943	788	99,235	$3,927
Net realized gains (losses)	73,332	14,716	1,261	100,871	7,085
Change in unrealized gains (losses)	353,760	75,667	5,375	261,199	$17,185
Net realized and change in unrealized gains (losses) on investments	427,092	90,383	6,636	362,070	24,270
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$502,016	$114,987	$9,431	$440,631	$32,170

See notes to financial statements.

10

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
		Alger	Alger
	Alger	Capital	MidCap
	Balanced	Appreciation	Growth
	Class I-2	Class I-2	Class I-2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,701	$—	$—
Net realized gains (losses)	331	183,041	70,804
Change in unrealized gains (losses)	10,262	173,092	145,266
Increase (decrease) in net assets from operations	12,294	356,133	216,070
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	88,154	663,669	260,950
Benefits	—	(61)	(83)
Payments on termination	(4,522)	(31,363)	(6,830)
Loans	—	(11,352)	(2,093)
Policy maintenance charge	(26,344)	(189,152)	(64,147)
Transfers among the sub-accounts and with the Fixed Account - net	3,370	(8,327)	2,842
Increase (decrease) in net assets from policy transactions	60,658	423,414	190,639
INCREASE (DECREASE) IN NET ASSETS	72,952	779,547	406,709
NET ASSETS AT BEGINNING OF PERIOD	75,733	612,935	199,149
NET ASSETS AT END OF PERIOD	$148,685	$1,392,482	$605,858
Accumulation Units outstanding at beginning of period	6,149	41,838	14,704
Units issued	5,479	28,845	14,020
Units redeemed	(676)	(3,631)	(1,551)
Accumulation Units outstanding at end of period	10,952	67,052	27,173

	2020
	Alger	Fidelity® VIP	Fidelity® VIP
	SmallCap	ContrafundSM	Disciplined Small
	Growth	Portfolio	Cap Portfolio
	Class I-2	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$8,318	$3,492	$2,965
Net realized gains (losses)	70,337	11,197	(212)
Change in unrealized gains (losses)	293,192	391,245	97,655
Increase (decrease) in net assets from operations	371,847	405,934	100,408
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	423,613	868,547	154,902
Benefits	(58)	(875)	—
Payments on termination	(15,543)	(23,278)	(5,011)
Loans	(5,077)	—	(2,984)
Policy maintenance charge	(118,947)	(246,356)	(51,314)
Transfers among the sub-accounts and with the Fixed Account - net	(51,691)	(19,853)	13,117
Increase (decrease) in net assets from policy transactions	232,297	578,185	108,710
INCREASE (DECREASE) IN NET ASSETS	604,144	984,119	209,118
NET ASSETS AT BEGINNING OF PERIOD	414,763	998,249	320,599
NET ASSETS AT END OF PERIOD	$1,018,907	$1,982,368	$529,717
Accumulation Units outstanding at beginning of period	27,975	74,704	26,764
Units issued	16,050	40,834	11,852
Units redeemed	(2,910)	(1,917)	(1,284)
Accumulation Units outstanding at end of period	41,115	113,621	37,332

*See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2020.
See notes to financial statements.

11

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Emerging Markets	Equity-Income	Government Money
	Portfolio	PortfolioSM	Market Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,945	$4,696	$646
Net realized gains (losses)	20,821	7,562	—
Change in unrealized gains (losses)	57,303	15,786	—
Increase (decrease) in net assets from operations	80,069	28,044	646
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	148,641	142,343	98,577
Benefits	—	(581)	—
Payments on termination	(4,939)	(7,620)	(4,868)
Loans	(2,080)	(1,492)	—
Policy maintenance charge	(41,650)	(45,207)	(35,932)
Transfers among the sub-accounts and with the Fixed Account - net	14,058	11,385	47,415
Increase (decrease) in net assets from policy transactions	114,030	98,828	105,192
INCREASE (DECREASE) IN NET ASSETS	194,099	126,872	105,838
NET ASSETS AT BEGINNING OF PERIOD	147,440	193,170	192,216
NET ASSETS AT END OF PERIOD	$341,539	$320,042	$298,054
Accumulation Units outstanding at beginning of period	12,137	15,235	18,473
Units issued	9,783	11,298	16,367
Units redeemed	(503)	(2,876)	(6,286)
Accumulation Units outstanding at end of period	21,417	23,657	28,554

	2020
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Growth	Index 500	Investment Grade
	Portfolio	Portfolio	Bond Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$351	$50,410	$5,970
Net realized gains (losses)	52,802	12,379	290
Change in unrealized gains (losses)	228,814	505,941	13,224
Increase (decrease) in net assets from operations	281,967	568,730	19,484
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	524,705	1,984,198	138,716
Benefits	(122)	(60)	(683)
Payments on termination	(12,568)	(74,803)	(3,877)
Loans	(2,689)	(1,189)	—
Policy maintenance charge	(144,306)	(505,904)	(39,902)
Transfers among the sub-accounts and with the Fixed Account - net	73,114	82,224	55,825
Increase (decrease) in net assets from policy transactions	438,134	1,484,466	150,079
INCREASE (DECREASE) IN NET ASSETS	720,101	2,053,196	169,563
NET ASSETS AT BEGINNING OF PERIOD	397,729	1,789,465	147,009
NET ASSETS AT END OF PERIOD	$1,117,830	$3,842,661	$316,572
Accumulation Units outstanding at beginning of period	27,184	129,307	13,401
Units issued	27,943	110,818	13,537
Units redeemed	(2,031)	(5,286)	(558)
Accumulation Units outstanding at end of period	53,096	234,839	26,380

See notes to financial statements.

12

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Mid Cap	Overseas	Real Estate
	Portfolio	Portfolio	Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,976	$1,188	$4,659
Net realized gains (losses)	1,258	1,070	5,140
Change in unrealized gains (losses)	151,361	41,205	(10,716)
Increase (decrease) in net assets from operations	156,595	43,463	(917)
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	343,707	94,984	153,146
Benefits	—	(359)	(57)
Payments on termination	(16,092)	(3,458)	(3,957)
Loans	(9,269)	(1,492)	—
Policy maintenance charge	(112,837)	(32,234)	(40,845)
Transfers among the sub-accounts and with the Fixed Account - net	5,774	12,432	21,891
Increase (decrease) in net assets from policy transactions	211,283	69,873	130,178
INCREASE (DECREASE) IN NET ASSETS	367,878	113,336	129,261
NET ASSETS AT BEGINNING OF PERIOD	467,329	203,457	131,018
NET ASSETS AT END OF PERIOD	$835,207	$316,793	$260,279
Accumulation Units outstanding at beginning of period	39,376	17,315	10,934
Units issued	22,765	7,217	13,153
Units redeemed	(2,598)	(1,212)	(844)
Accumulation Units outstanding at end of period	59,543	23,320	23,243

	2020
	Fidelity® VIP	Invesco
	Value	Oppenheimer VI
	Portfolio	Discovery Mid Cap	Invesco V.I.
	Initial Class	Growth Fund Series I*	American Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,233	$—	$1,765
Net realized gains (losses)	4,503	2,327	1,859
Change in unrealized gains (losses)	18,430	63,464	18,659
Increase (decrease) in net assets from operations	25,166	65,791	22,283
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	96,571	82,068	92,518
Benefits	—	—	(501)
Payments on termination	(3,738)	(4,509)	(1,365)
Loans	(1,492)	(1,554)	(2,985)
Policy maintenance charge	(28,390)	(24,499)	(25,008)
Transfers among the sub-accounts and with the Fixed Account - net	(816)	119,636	14,154
Increase (decrease) in net assets from policy transactions	62,135	171,142	76,813
INCREASE (DECREASE) IN NET ASSETS	87,301	236,933	99,096
NET ASSETS AT BEGINNING OF PERIOD	115,968	—	133,505
NET ASSETS AT END OF PERIOD	$203,269	$236,933	$232,601
Accumulation Units outstanding at beginning of period	9,383	—	11,032
Units issued	6,882	16,944	8,921
Units redeemed	(788)	(964)	(946)
Accumulation Units outstanding at end of period	15,477	15,980	19,007

See notes to financial statements.

13

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Diversified Dividend	High Yield	International Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,773	$4,285	$4,300
Net realized gains (losses)	1,334	(114)	4,654
Change in unrealized gains (losses)	1,784	477	22,391
Increase (decrease) in net assets from operations	4,891	4,648	31,345
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	49,304	54,986	94,984
Benefits	—	—	(59)
Payments on termination	(1,630)	(1,873)	(6,864)
Loans	—	—	(1,492)
Policy maintenance charge	(13,272)	(17,511)	(30,789)
Transfers among the sub-accounts and with the Fixed Account - net	5,365	5,791	4,511
Increase (decrease) in net assets from policy transactions	39,767	41,393	60,291
INCREASE (DECREASE) IN NET ASSETS	44,658	46,041	91,636
NET ASSETS AT BEGINNING OF PERIOD	25,401	43,007	135,697
NET ASSETS AT END OF PERIOD	$70,059	$89,048	$227,333
Accumulation Units outstanding at beginning of period	2,098	3,845	11,614
Units issued	3,842	3,943	6,153
Units redeemed	(162)	(82)	(699)
Accumulation Units outstanding at end of period	5,778	7,706	17,068

	2020
			Janus Henderson
	Invesco	Invesco	Balanced
	V.I. Mid Cap	V.I. Value	Portfolio
	Growth*	Opportunities	Institutional Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$83	$5,022
Net realized gains (losses)	(4,607)	675	5,636
Change in unrealized gains (losses)	(1,233)	2,579	30,714
Increase (decrease) in net assets from operations	(5,840)	3,337	41,372
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	36,197	13,891	164,183
Benefits	—	(60)	—
Payments on termination	(503)	(962)	(5,846)
Loans	(8,303)	—	—
Policy maintenance charge	(9,813)	(4,884)	(52,742)
Transfers among the sub-accounts and with the Fixed Account - net	(116,501)	310	(7,534)
Increase (decrease) in net assets from policy transactions	(98,923)	8,295	98,061
INCREASE (DECREASE) IN NET ASSETS	(104,763)	11,632	139,433
NET ASSETS AT BEGINNING OF PERIOD	104,763	16,102	195,578
NET ASSETS AT END OF PERIOD	$—	$27,734	$335,011
Accumulation Units outstanding at beginning of period	7,584	1,367	14,664
Units issued	1,759	1,139	8,534
Units redeemed	(9,343)	(273)	(1,224)
Accumulation Units outstanding at end of period	—	2,233	21,974

See notes to financial statements.

14

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Janus Henderson	Janus Henderson	Janus Henderson
	Enterprise	Flexible Bond	Forty
	Portfolio	Portfolio	Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$144	$2,460	$1,056
Net realized gains (losses)	14,367	50	30,274
Change in unrealized gains (losses)	42,169	5,069	121,800
Increase (decrease) in net assets from operations	56,680	7,579	153,130
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	146,372	50,669	274,302
Benefits	—	—	(61)
Payments on termination	(8,481)	(1,698)	(12,696)
Loans	—	—	(7,776)
Policy maintenance charge	(39,874)	(17,511)	(77,914)
Transfers among the sub-accounts and with the Fixed Account - net	13,038	12,233	6,762
Increase (decrease) in net assets from policy transactions	111,055	43,693	182,617
INCREASE (DECREASE) IN NET ASSETS	167,735	51,272	335,747
NET ASSETS AT BEGINNING OF PERIOD	160,429	57,780	284,487
NET ASSETS AT END OF PERIOD	$328,164	$109,052	$620,234
Accumulation Units outstanding at beginning of period	10,655	5,305	18,737
Units issued	8,438	3,867	12,182
Units redeemed	(850)	(110)	(1,615)
Accumulation Units outstanding at end of period	18,243	9,062	29,304

	2020
	Janus Henderson	Janus Henderson	Janus Henderson
	Glob. Tech. and	Mid Cap Value	Research
	Innovation Portfolio	Portfolio	Portfolio
	Institutional Shares*	Institutional Shares	Institutional Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$—	$2,832	$238
Net realized gains (losses)	43,602	3,914	4,351
Change in unrealized gains (losses)	164,308	3,527	12,556
Increase (decrease) in net assets from operations	207,910	10,273	17,145
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	280,410	118,900	40,341
Benefits	(135)	—	—
Payments on termination	(12,542)	(5,470)	(305)
Loans	(3,573)	—	—
Policy maintenance charge	(75,069)	(36,690)	(12,133)
Transfers among the sub-accounts and with the Fixed Account - net	3,650	23,760	1,456
Increase (decrease) in net assets from policy transactions	192,741	100,500	29,359
INCREASE (DECREASE) IN NET ASSETS	400,651	110,773	46,504
NET ASSETS AT BEGINNING OF PERIOD	285,612	200,583	36,960
NET ASSETS AT END OF PERIOD	$686,263	$311,356	$83,464
Accumulation Units outstanding at beginning of period	17,089	16,280	2,551
Units issued	11,322	9,619	2,073
Units redeemed	(1,253)	(394)	(292)
Accumulation Units outstanding at end of period	27,158	25,505	4,332
See notes to financial statements.

15

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2020
	Morningstar	Morningstar	Morningstar
	Aggressive Growth	Balanced ETF	Conservative ETF
	ETF Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$74,924	$24,604	$2,795
Net realized gains (losses)	73,332	14,716	1,261
Change in unrealized gains (losses)	353,760	75,667	5,375
Increase (decrease) in net assets from operations	502,016	114,987	9,431
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,491,659	744,477	81,936
Benefits	(22,260)	—	—
Payments on termination	(143,055)	(41,665)	(8,797)
Loans	(4,009)	(344)	—
Policy maintenance charge	(783,475)	(259,847)	(34,541)
Transfers among the sub-accounts and with the Fixed Account - net	(210,346)	(12,143)	(129)
Increase (decrease) in net assets from policy transactions	1,328,514	430,478	38,469
INCREASE (DECREASE) IN NET ASSETS	1,830,530	545,465	47,900
NET ASSETS AT BEGINNING OF PERIOD	2,449,708	628,521	103,629
NET ASSETS AT END OF PERIOD	$4,280,238	$1,173,986	$151,529
Accumulation Units outstanding at beginning of period	201,861	54,276	9,464
Units issued	139,913	52,129	4,502
Units redeemed	(22,130)	(13,744)	(1,008)
Accumulation Units outstanding at end of period	319,644	92,661	12,958

	2020
	Morningstar	Morningstar Income
	Growth ETF	and Growth ETF
	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$78,561	$7,900
Net realized gains (losses)	100,871	7,085
Change in unrealized gains (losses)	261,199	17,185
Increase (decrease) in net assets from operations	440,631	32,170
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	2,142,766	232,801
Benefits	(4,081)	—
Payments on termination	(134,846)	(25,296)
Loans	(659)	—
Policy maintenance charge	(687,364)	(79,866)
Transfers among the sub-accounts and with the Fixed Account - net	(100,355)	(30,336)
Increase (decrease) in net assets from policy transactions	1,215,461	97,303
INCREASE (DECREASE) IN NET ASSETS	1,656,092	129,473
NET ASSETS AT BEGINNING OF PERIOD	2,264,360	214,518
NET ASSETS AT END OF PERIOD	$3,920,452	$343,991
Accumulation Units outstanding at beginning of period	190,027	19,019
Units issued	129,113	15,700
Units redeemed	(20,749)	(6,668)
Accumulation Units outstanding at end of period	298,391	28,051

See notes to financial statements.

16

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
		Alger	Alger
	Alger	Capital	MidCap
	Balanced	Appreciation	Growth
	Class I-2	Class I-2	Class I-2
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$930	$—	$—
Net realized gains (losses)	1,643	65,991	21,417
Change in unrealized gains (losses)	5,786	29,853	1,642
Increase (decrease) in net assets from operations	8,359	95,844	23,059
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	66,213	469,740	151,125
Benefit payments	—	—	—
Payments on termination	(398)	(12,710)	(1,320)
Loan	(33)	—	—
Policy Maintenance Charge	(17,948)	(125,687)	(38,373)
Transfers among the sub-accounts and with the Fixed Account - net	(4,298)	17,076	10,228
Increase (decrease) in net assets from policy transactions	43,536	348,419	121,660
INCREASE (DECREASE) IN NET ASSETS	51,895	444,263	144,719
NET ASSETS AT BEGINNING OF PERIOD	23,838	168,672	54,430
NET ASSETS AT END OF PERIOD	$75,733	$612,935	$199,149
Accumulation Units outstanding at beginning of period	2,313	15,380	5,235
Units Issued	5,215	29,774	10,017
Units Redeemed	(1,379)	(3,316)	(548)
Accumulation Units outstanding at end of period	6,149	41,838	14,704

	2019
	Alger	Fidelity® VIP	Fidelity® VIP
	SmallCap	ContrafundSM	Disciplined Small
	Growth	Portfolio	Cap Portfolio
	Class I-2	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$—	$3,039	$2,017
Net realized gains (losses)	23,709	32,668	10,582
Change in unrealized gains (losses)	27,466	90,041	18,881
Increase (decrease) in net assets from operations	51,175	125,748	31,480
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	299,841	754,426	226,122
Benefit payments	—	—	—
Payments on termination	(2,836)	(7,259)	(1,825)
Loans	(165)	—	—
Policy Maintenance Charge	(75,934)	(158,546)	(39,945)
Transfers among the sub-accounts and with the Fixed Account - net	10,610	56,140	9,757
Increase (decrease) in net assets from policy transactions	231,516	644,761	194,109
INCREASE (DECREASE) IN NET ASSETS	282,691	770,509	225,589
NET ASSETS AT BEGINNING OF PERIOD	132,072	227,740	95,010
NET ASSETS AT END OF PERIOD	$414,763	$998,249	$320,599
Accumulation Units outstanding at beginning of period	11,521	22,425	9,812
Units Issued	18,602	55,113	17,259
Units Redeemed	(2,148)	(2,834)	(307)
Accumulation Units outstanding at end of period	27,975	74,704	26,764

See notes to financial statements.

17

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Emerging Markets	Equity-Income	Government Money
	Portfolio	PortfolioSM	Market Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$2,072	$2,604	$2,201
Net realized gains (losses)	181	4,478	—
Change in unrealized gains (losses)	20,749	16,760	—
Increase (decrease) in net assets from operations	23,002	23,842	2,201
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	101,224	150,417	129,579
Benefit payments	—	—	—
Payments on termination	(3,940)	(6,036)	(966)
Loans	(66)	—	—
Policy Maintenance Charge	(31,732)	(33,786)	(22,033)
Transfers among the sub-accounts and with the Fixed Account - net	10,152	(242)	(49,392)
Increase (decrease) in net assets from policy transactions	75,638	110,353	57,188
INCREASE (DECREASE) IN NET ASSETS	98,640	134,195	59,389
NET ASSETS AT BEGINNING OF PERIOD	48,800	58,975	132,827
NET ASSETS AT END OF PERIOD	$147,440	$193,170	$192,216
Accumulation Units outstanding at beginning of period	5,200	5,928	13,023
Units Issued	7,153	9,827	10,523
Units Redeemed	(216)	(520)	(5,073)
Accumulation Units outstanding at end of period	12,137	15,235	18,473

	2019
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Growth	Index 500	Investment Grade
	Portfolio	Portfolio	Bond Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$675	$25,594	$2,244
Net realized gains (losses)	8,796	14,104	38
Change in unrealized gains (losses)	49,574	232,368	2,922
Increase (decrease) in net assets from operations	59,045	272,066	5,204
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	304,782	1,335,723	131,306
Benefit payments	—	—	—
Payments on termination	(5,675)	(32,708)	(1,108)
Loans	—	(132)	—
Policy Maintenance Charge	(80,097)	(330,518)	(22,544)
Transfers among the sub-accounts and with the Fixed Account - net	21,889	3,171	1,073
Increase (decrease) in net assets from policy transactions	240,899	975,536	108,727
INCREASE (DECREASE) IN NET ASSETS	299,944	1,247,602	113,931
NET ASSETS AT BEGINNING OF PERIOD	97,785	541,863	33,078
NET ASSETS AT END OF PERIOD	$397,729	$1,789,465	$147,009
Accumulation Units outstanding at beginning of period	8,977	51,430	3,307
Units Issued	21,473	78,985	10,250
Units Redeemed	(3,266)	(1,108)	(156)
Accumulation Units outstanding at end of period	27,184	129,307	13,401
See notes to financial statements.

18

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Fidelity® VIP	Fidelity® VIP	Fidelity® VIP
	Mid Cap	Overseas	Real Estate
	Portfolio	Portfolio	Portfolio
	Initial Class	Initial Class	Initial Class
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$3,329	$2,223	$1,990
Net realized gains (losses)	22,578	2,605	1,691
Change in unrealized gains (losses)	31,961	18,637	7,202
Increase (decrease) in net assets from operations	57,868	23,465	10,883
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	327,900	145,658	113,693
Benefit payments	—	—	—
Payments on termination	(8,715)	(1,868)	(1,855)
Loans	(99)	—	—
Policy Maintenance Charge	(90,326)	(23,155)	(26,477)
Transfers among the sub-accounts and with the Fixed Account - net	9,413	6,655	4,054
Increase (decrease) in net assets from policy transactions	238,173	127,290	89,415
INCREASE (DECREASE) IN NET ASSETS	296,041	150,755	100,298
NET ASSETS AT BEGINNING OF PERIOD	171,288	52,702	30,720
NET ASSETS AT END OF PERIOD	$467,329	$203,457	$131,018
Accumulation Units outstanding at beginning of period	17,817	5,731	3,159
Units Issued	23,747	11,769	10,138
Units Redeemed	(2,188)	(185)	(2,363)
Accumulation Units outstanding at end of period	39,376	17,315	10,934

	2019
	Fidelity® VIP
	Value
	Portfolio	Invesco V.I.	Invesco V.I.
	Initial Class	American Value	Diversified Dividend
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$1,693	$650	$532
Net realized gains (losses)	3,801	6,849	1,012
Change in unrealized gains (losses)	13,520	7,104	1,521
Increase (decrease) in net assets from operations	19,014	14,603	3,065
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	80,664	102,904	21,283
Benefit payments	—	—	—
Payments on termination	(552)	(1,228)	(165)
Loans	—	(99)	—
Policy Maintenance Charge	(22,427)	(19,612)	(7,657)
Transfers among the sub-accounts and with the Fixed Account - net	1,569	2,751	1,708
Increase (decrease) in net assets from policy transactions	59,254	84,716	15,169
INCREASE (DECREASE) IN NET ASSETS	78,268	99,319	18,234
NET ASSETS AT BEGINNING OF PERIOD	37,700	34,186	7,167
NET ASSETS AT END OF PERIOD	$115,968	$133,505	$25,401
Accumulation Units outstanding at beginning of period	4,030	3,532	740
Units Issued	5,394	7,629	1,421
Units Redeemed	(41)	(129)	(63)
Accumulation Units outstanding at end of period	9,383	11,032	2,098

See notes to financial statements.

19

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019

			Invesco
	Invesco V.I.	Invesco V.I.	V.I. Mid Cap
	High Yield	International Growth	Growth
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$2,027	$1,783	$—
Net realized gains (losses)	(8)	7,331	12,877
Change in unrealized gains (losses)	235	12,704	5,741
Increase (decrease) in net assets from operations	2,254	21,818	18,618
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	35,431	84,849	68,982
Benefit payments	—	—	—
Payments on termination	(431)	(3,336)	(1,652)
Loans	—	—	—
Policy Maintenance Charge	(10,167)	(23,684)	(22,734)
Transfers among the sub-accounts and with the Fixed Account - net	9,206	4,452	(589)
Increase (decrease) in net assets from policy transactions	34,039	62,281	44,007
INCREASE (DECREASE) IN NET ASSETS	36,293	84,099	62,625
NET ASSETS AT BEGINNING OF PERIOD	6,714	51,598	42,138
NET ASSETS AT END OF PERIOD	$43,007	$135,697	$104,763
Accumulation Units outstanding at beginning of period	681	5,678	4,098
Units Issued	3,244	6,206	4,127
Units Redeemed	(80)	(270)	(641)
Accumulation Units outstanding at end of period	3,845	11,614	7,584

	2019
		Janus Henderson	Janus Henderson
	Invesco	Balanced	Enterprise
	V.I. Value	Portfolio	Portfolio
	Opportunities	Institutional Shares	Institutional Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$29	$2,774	$223
Net realized gains (losses)	2,508	3,362	6,585
Change in unrealized gains (losses)	(135)	18,849	17,279
Increase (decrease) in net assets from operations	2,402	24,985	24,087
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	12,667	133,618	118,352
Benefit payments	—	—	—
Payments on termination	(295)	(5,605)	(1,290)
Loans	—	—	—
Policy Maintenance Charge	(4,104)	(40,247)	(27,137)
Transfers among the sub-accounts and with the Fixed Account - net	13	10,282	275
Increase (decrease) in net assets from policy transactions	8,281	98,048	90,200
INCREASE (DECREASE) IN NET ASSETS	10,683	123,033	114,287
NET ASSETS AT BEGINNING OF PERIOD	5,419	72,545	46,142
NET ASSETS AT END OF PERIOD	$16,102	$195,578	$160,429
Accumulation Units outstanding at beginning of period	601	6,668	4,152
Units Issued	937	8,384	8,408
Units Redeemed	(171)	(388)	(1,905)
Accumulation Units outstanding at end of period	1,367	14,664	10,655

See notes to financial statements.

20

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Janus Henderson	Janus Henderson	Janus Henderson
	Flexible Bond	Forty	Glob. Tech. and
	Portfolio	Portfolio	Innovation Portfolio
	Institutional Shares	Institutional Shares	Institutional Shares
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$1,211	$328	$—
Net realized gains (losses)	63	16,757	12,201
Change in unrealized gains (losses)	951	32,804	46,324
Increase (decrease) in net assets from operations	2,225	49,889	58,525
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	58,663	209,275	188,642
Benefit payments	—	—	—
Payments on termination	(2,125)	(7,684)	(1,606)
Loans	—	—	—
Policy Maintenance Charge	(12,033)	(53,645)	(47,464)
Transfers among the sub-accounts and with the Fixed Account - net	419	4,692	202
Increase (decrease) in net assets from policy transactions	44,924	152,638	139,774
INCREASE (DECREASE) IN NET ASSETS	47,149	202,527	198,299
NET ASSETS AT BEGINNING OF PERIOD	10,631	81,960	87,313
NET ASSETS AT END OF PERIOD	$57,780	$284,487	$285,612
Accumulation Units outstanding at beginning of period	1,069	7,404	7,584
Units Issued	4,487	14,877	9,895
Units Redeemed	(251)	(3,544)	(390)
Accumulation Units outstanding at end of period	5,305	18,737	17,089

	2019
	Janus Henderson	Janus Henderson	Morningstar
	Mid Cap Value	Research	Aggressive Growth
	Portfolio	Portfolio	ETF Asset Allocation
	Institutional Shares	Institutional Shares	Portfolio Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$1,909	$126	$39,432
Net realized gains (losses)	10,860	2,832	75,972
Change in unrealized gains (losses)	21,287	4,182	187,449
Increase (decrease) in net assets from operations	34,056	7,140	302,853
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	111,816	23,985	2,123,179
Benefit payments	—	—	—
Payments on termination	(465)	(2,073)	(40,541)
Loans	—	—	—
Policy Maintenance Charge	(30,027)	(7,289)	(618,420)
Transfers among the sub-accounts and with the Fixed Account - net	8,208	(221)	(118,808)
Increase (decrease) in net assets from policy transactions	89,532	14,402	1,345,410
INCREASE (DECREASE) IN NET ASSETS	123,588	21,542	1,648,263
NET ASSETS AT BEGINNING OF PERIOD	76,995	15,418	801,445
NET ASSETS AT END OF PERIOD	$200,583	$36,960	$2,449,708
Accumulation Units outstanding at beginning of period	8,146	1,442	80,861
Units Issued	8,312	1,291	133,309
Units Redeemed	(178)	(182)	(12,309)
Accumulation Units outstanding at end of period	16,280	2,551	201,861

See notes to financial statements.

21

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31,

	2019
	Morningstar	Morningstar	Morningstar
	Balanced ETF	Conservative ETF	Growth ETF
	Asset Allocation	Asset Allocation	Asset Allocation
	Portfolio Class I	Portfolio Class I	Portfolio Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$13,477	$2,185	$42,292
Net realized gains (losses)	11,515	1,177	88,679
Change in unrealized gains (losses)	34,382	3,274	139,338
Increase (decrease) in net assets from operations	59,374	6,636	270,309
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	575,494	111,781	1,710,097
Benefit payments	—	—	(15,129)
Payments on termination	(26,922)	(9,951)	(55,788)
Loans	—	—	—
Policy Maintenance Charge	(193,444)	(28,285)	(543,513)
Transfers among the sub-accounts and with the Fixed Account - net	(8,479)	(1,913)	8,383
Increase (decrease) in net assets from policy transactions	346,649	71,632	1,104,050
INCREASE (DECREASE) IN NET ASSETS	406,023	78,268	1,374,359
NET ASSETS AT BEGINNING OF PERIOD	222,498	25,361	890,001
NET ASSETS AT END OF PERIOD	$628,521	$103,629	$2,264,360
Accumulation Units outstanding at beginning of period	22,397	2,542	89,730
Units Issued	33,738	8,468	112,894
Units Redeemed	(1,859)	(1,546)	(12,597)
Accumulation Units outstanding at end of period	54,276	9,464	190,027

2019
Morningstar Income
and Growth ETF
Asset Allocation
Portfolio Class I
INCREASE (DECREASE IN NET ASSETS FROM OPERATIONS
Net Investment Income (Loss)	$4,905
Net realized gains (losses)	4,645
Change in unrealized gains (losses)	6,433
Increase (decrease) in net assets from operations	15,983
INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Deposits	190,628
Benefit payments	—
Payments on termination	(3,143)
Loans	—
Policy Maintenance Charge	(61,383)
Transfers among the sub-accounts and with the Fixed Account - net	137
Increase (decrease) in net assets from policy transactions	126,239
INCREASE (DECREASE) IN NET ASSETS	142,222
NET ASSETS AT BEGINNING OF PERIOD	72,296
NET ASSETS AT END OF PERIOD	$214,518
Accumulation Units outstanding at beginning of period	7,255
Units Issued	13,085
Units Redeemed	(1,321)
Accumulation Units outstanding at end of period	19,019

See notes to financial statements.

22

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1.Organization
    Allstate Assurance Company Variable Life Separate Account (the “Account”), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Assurance Company ("AAC"). The assets of the Account are legally segregated from those of AAC. AAC is a wholly-owned subsidiary of Allstate Financial Insurance Holdings Corporation (“AFIHC”) which is a wholly-owned subsidiary of The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
    The assets within the Account are legally segregated from each other into sub-accounts (the “sub-accounts”). AAC issues the Allstate FutureVest VULSM Variable Adjustable Life insurance policy, the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any policy provisions wherein AAC contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest:

Alger Balanced Class I-2
Alger Capital Appreciation Class I-2
Alger MidCap Growth Class I-2
Alger SmallCap Growth Class I-2
Fidelity® VIP ContrafundSM Portfolio Initial Class
Fidelity® VIP Disciplined Small Cap Portfolio Initial Class
Fidelity® VIP Emerging Markets Portfolio Initial Class
Fidelity® VIP Equity-Income PortfolioSM Initial Class
Fidelity® VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP Index 500 Portfolio Initial Class
Fidelity® VIP Investment Grade Bond Portfolio Initial Class
Fidelity® VIP Mid Cap Portfolio Initial Class
Fidelity® VIP Overseas Portfolio Initial Class
Fidelity® VIP Real Estate Portfolio Initial Class
Fidelity® VIP Value Portfolio Initial Class
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series I*
Invesco V.I. American Value
Invesco V.I. Diversified Dividend
Invesco V.I. High Yield
Invesco V.I. International Growth
Invesco V.I. Mid Cap Growth*
Invesco V.I. Value Opportunities
Janus Henderson Balanced Portfolio Institutional Shares
Janus Henderson Enterprise Portfolio Institutional Shares
Janus Henderson Flexible Bond Portfolio Institutional Shares
Janus Henderson Forty Portfolio Institutional Shares
Janus Henderson Glob. Tech. and Innovation Portfolio Institutional Shares*
Janus Henderson Mid Cap Value Portfolio Institutional Shares
Janus Henderson Research Portfolio Institutional Shares
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
Morningstar Balanced ETF Asset Allocation Portfolio Class I
Morningstar Conservative ETF Asset Allocation Portfolio Class I
Morningstar Growth ETF Asset Allocation Portfolio Class I
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
    *See Note 2 for disclosure of changes in sub-accounts and to the names of Funds during 2020.

    The net assets are affected by the investment results of each Fund, transactions by policyholders and certain policy expenses (see Note 5). Policyholders’ interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders’ purchase payments applicable to the variable
23

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

portions of their policies and exclude any purchase payments directed by the policyholder to the “Fixed Account” in which the policyholders' deposits are included in AAC general account assets and earn a fixed rate of return.
    A policyholder may choose from among a number of different underlying Fund options. The underlying Funds are not available to the general public directly. These Funds are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.
    Some of these underlying Funds have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying Funds may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying Funds may differ substantially.
The Novel Coronavirus Pandemic or COVID-19 (“Coronavirus”) virus resulted in governments worldwide enacting emergency measures to combat the spread of the virus. Ongoing uncertainty related to the future path of the pandemic has and may continue to create market volatility that impacted the valuations, liquidity, prospects and risks of fixed income securities and equity securities, including sub accounts of the Account. Future investment results will depend on developments, including the duration and spread of the outbreak, preventive measures to combat the spread of the virus, and capital market conditions, including the pace of economic recovery and effectiveness of the fiscal and monetary policy responses.
The ongoing impact of the Coronavirus on financial markets and the overall economy remain uncertain. Some of the restrictions implemented to contain the pandemic have been relaxed, but reduced economic activity, limits on large gatherings and events and higher unemployment continue. Additionally, there is no way of predicting with certainty how long the pandemic might last, including the potential for restrictions being restored or new restrictions being implemented that could result in further economic volatility.
Subsequent Events - On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to sell AAC and certain affiliates, including the Account, to Antelope US Holdings Company, a Delaware corporation and an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions.
2. Portfolio changes
The following sub-account opened during the year ended December 31, 2020:
•Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series I commenced operation on April 30, 2020
Below listed are the sub-accounts (“Merged from”) that merged into another sub-account (“Merged to”) on the effective merger date. Accordingly, all of the assets of the Merged from sub-account were transferred in exchange for shares of the Merged to sub-account for units of equal aggregate value and the Merged to sub-account’s assumption of all of the current and future liabilities of the Merged from sub-account effective on the merger date. Accordingly, the cost basis of the respective sub-account’s investments received from the underlying Merged from sub-account were carried forward and invested in the underlying Merged to sub-account for GAAP and tax purposes. The Merged from sub-account ceases operations from the effective merger date.

Date:	Merged from:	Merged to:
April 30, 2020	Invesco Mid Cap Growth	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series I
The following sub-account changes occurred during the year ended December 31, 2020:

New fund name	Old fund name
Janus Henderson Glob. Tech. and Innovation Portfolio Institutional Shares	Janus Henderson Global Technology Portfolio Institutional Shares
3. Summary of Significant Accounting Policies
    The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of GAAP.
24

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

    Investments - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.
    Dividends - Dividends declared by the Funds are recognized on the ex-dividend date.
Net Realized Gains and Losses - Net realized gains and losses on Fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying Fund. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds’ ex-distribution date.
    Federal Income Taxes - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 (“Code”). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of AAC. AAC is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account. The Account had no liability for unrecognized tax benefits as of December 31, 2020 and believes that the unrecognized tax benefits balance will not materially change within the next twelve months.
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations and the accompanying notes. Actual results could differ from those estimates.
4. Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statement of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:
Level 1:         Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.
Level 2:      Assets whose values are based on the following:
    (a) Quoted prices for similar assets in active markets;
    (b) Quoted prices for identical or similar assets in markets that are not active; or
(c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.
Level 3:     Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account’s estimates of the assumptions that market participants would use in valuing the assets.
In determining fair value, the Account uses the market approach, which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds’ managers. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period.
5. Expenses
    Surrender charge - In the event the policy is surrendered, a withdrawal charge may be imposed. If the policy is surrendered during the first ten policy years, the amount of the charge is from $4.48 to $47.49 per $1,000. After year ten there is no charge. These amounts are included in payments on terminations on the Statements of Changes in Net Assets.
25

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

Monthly Deductions - On each monthly activity day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), AAC will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate AAC for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as a redemption of units and are included in policy maintenance charge reported in the Statements of Changes in Net Assets. They are as follows:
Cost of Insurance - On all policies, AAC charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder’s age and gender, the policy year, the face amount and the underwriting class.
Mortality and Expense Risk Charge - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. AAC deducts charges at a monthly rate equal to 0.06% of the net policy value allocated to the Sub-Accounts for the first ten years and 0.03% thereafter.
Administrative Expense Charge - AAC deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured person’s risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.06 to $0.35 per $1,000 of face amount depending upon the policy and the policy year.
Policy Fee - On all policies, AAC deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee is currently $11 per month, and is guaranteed to not exceed $15 per month.
6.    Purchases of Investments
    The cost of investments purchased during the year ended December 31, 2020 was as follows:

Sub-Account	Purchases
Alger Balanced Class I-2	$70,803
Alger Capital Appreciation Class I-2	658,820
Alger MidCap Growth Class I-2	282,733
Alger SmallCap Growth Class I-2	352,996
Fidelity® VIP ContrafundSM Portfolio Initial Class	617,405
Fidelity® VIP Disciplined Small Cap Portfolio Initial Class	126,558
Fidelity® VIP Emerging Markets Portfolio Initial Class	142,730
Fidelity® VIP Equity-Income PortfolioSM Initial Class	147,414
Fidelity® VIP Government Money Market Portfolio Initial Class	172,328
Fidelity® VIP Growth Portfolio Initial Class	522,180
Fidelity® VIP Index 500 Portfolio Initial Class	1,615,175
Fidelity® VIP Investment Grade Bond Portfolio Initial Class	162,515
Fidelity® VIP Mid Cap Portfolio Initial Class	245,249
Fidelity® VIP Overseas Portfolio Initial Class	85,851
Fidelity® VIP Real Estate Portfolio Initial Class	149,553
Fidelity® VIP Value Portfolio Initial Class	77,935
Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series I*	183,172
Invesco V.I. American Value	91,147
Invesco V.I. Diversified Dividend	44,715
Invesco V.I. High Yield	46,503
Invesco V.I. International Growth	76,905
Invesco V.I. Mid Cap Growth*	57,383
Invesco V.I. Value Opportunities	12,005
Janus Henderson Balanced Portfolio Institutional Shares	124,167
26

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

Sub-Account	Purchases
Janus Henderson Enterprise Portfolio Institutional Shares	$137,994
Janus Henderson Flexible Bond Portfolio Institutional Shares	47,418
Janus Henderson Forty Portfolio Institutional Shares	237,129
Janus Henderson Glob. Tech. and Innovation Portfolio Institutional Shares*	256,220
Janus Henderson Mid Cap Value Portfolio Institutional Shares	111,812
Janus Henderson Research Portfolio Institutional Shares	37,554
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	1,733,879
Morningstar Balanced ETF Asset Allocation Portfolio Class I	626,463
Morningstar Conservative ETF Asset Allocation Portfolio Class I	53,237
Morningstar Growth ETF Asset Allocation Portfolio Class I	1,640,514
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I	186,904
* See Note 2 for disclosure of changes in sub-accounts and to the names of funds during 2020

27

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

7. Financial Highlights
    A summary of accumulation units outstanding, accumulation unit values, net assets, net investment income ratios, expense ratios, excluding expenses of the underlying Funds, and total return ratios by sub-account is presented below for each of the three years in the period ended December 31, 2020.
Items in the following table are notated as follows:
* Investment Income Ratio - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Fund in which the sub-account invests.
    The operation of the Account commenced on August 28, 2017. Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return, investment income ratio is calculated from the effective date through the end of the reporting period. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.
** Expense Ratio - These amounts represent the annualized policy expenses of the sub-account, consisting of mortality and expense risk charges for each period indicated. The ratios include only those expenses that are charged that result in a reduction in the accumulation unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Fund have been excluded.
*** Total Return - These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Alger Balanced Class I-2
2020	10,952	$13.58	$148,685	1.72%	0.06%	10.23%
2019	6,149	12.32	75,733	1.82	0.06	19.50
2018	2,313	10.31	23,838	6.97	0.06	(3.32)
2017	459	10.66	4,890	3.35	0.06	4.71
	Alger Capital Appreciation Class I-2
2020	67,052	20.77	1,392,482	—	0.06	41.75
2019	41,838	14.65	612,935	—	0.06	33.58
2018	15,380	10.97	168,672	0.18	0.06	(0.10)
2017	862	10.98	9,467	0.31	0.06	5.95
	Alger MidCap Growth Class I-2
2020	27,173	22.30	605,858	—	0.06	64.63
2019	14,704	13.54	199,149	—	0.06	30.26
2018	5,235	10.40	54,430	—	0.06	(7.44)
2017	274	11.23	3,082	—	0.06	7.21
28

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Alger SmallCap Growth Class I-2
2020	41,115	$24.78	$1,018,907	1.27%	0.06%	67.15%
2019	27,975	14.83	414,763	—	0.06	29.34
2018	11,521	11.46	132,072	—	0.06	1.44
2017	726	11.30	8,202	—	0.06	7.67
	Fidelity® VIP ContrafundSM Portfolio Initial Class
2020	113,621	17.45	1,982,368	0.25	0.06	30.57
2019	74,704	13.36	998,249	0.58	0.06	31.58
2018	22,425	10.16	227,740	1.16	0.06	(6.38)
2017	1,191	10.85	12,919	1.29	0.06	5.41
	Fidelity® VIP Disciplined Small Cap Portfolio Initial Class
2020	37,332	14.19	529,717	0.82	0.06	18.45
2019	26,764	11.98	320,599	1.14	0.06	23.71
2018	9,812	9.68	95,010	1.25	0.06	(13.08)
2017	968	11.14	10,784	0.84	0.06	6.86
	Fidelity® VIP Emerging Markets Portfolio Initial Class
2020	21,417	15.95	341,539	0.93	0.06	31.27
2019	12,137	12.15	147,440	2.17	0.06	29.46
2018	5,200	9.38	48,800	1.43	0.06	(18.00)
2017	255	11.44	2,918	0.63	0.06	6.60
	Fidelity® VIP Equity-Income PortfolioSM Initial Class
2020	23,657	13.53	320,042	2.06	0.06	6.69
2019	15,235	12.68	193,170	2.49	0.06	27.44
2018	5,928	9.95	58,975	4.67	0.06	(8.29)
2017	736	10.85	7,989	2.22	0.06	6.69
	Fidelity® VIP Government Money Market Portfolio Initial Class
2020	28,554	10.44	298,054	0.27	0.06	0.32
2019	18,473	10.40	192,216	1.98	0.06	2.02
2018	13,023	10.20	132,827	2.02	0.06	1.65
2017	40	10.03	398	0.23	0.06	0.23
	Fidelity® VIP Growth Portfolio Initial Class
2020	53,096	21.05	1,117,830	0.05	0.06	43.89
2019	27,184	14.63	397,729	0.30	0.06	34.31
2018	8,977	10.89	97,785	0.44	0.06	(0.17)
2017	543	10.91	5,928	0.16	0.06	5.80

29

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Fidelity® VIP Index 500 Portfolio Initial Class
2020	234,839	$16.36	$3,842,661	2.03%	0.06%	18.24%
2019	129,307	13.84	1,789,465	2.39	0.06	31.35
2018	51,430	10.54	541,863	3.05	0.06	(4.49)
2017	10,508	11.03	115,920	2.05	0.06	7.38
	Fidelity® VIP Investment Grade Bond Portfolio Initial Class
2020	26,380	12.00	316,572	2.61	0.06	9.39
2019	13,401	10.97	147,009	3.48	0.06	9.67
2018	3,307	10.00	33,078	4.53	0.06	(0.53)
2017	806	10.06	8,108	2.16	0.06	0.33
	Fidelity® VIP Mid Cap Portfolio Initial Class
2020	59,543	14.03	835,207	0.70	0.06	18.19
2019	39,376	11.87	467,329	1.03	0.06	23.45
2018	17,817	9.61	171,288	0.96	0.06	(14.54)
2017	1,708	11.25	19,216	0.85	0.06	8.26
	Fidelity® VIP Overseas Portfolio Initial Class
2020	23,320	13.58	316,793	0.51	0.06	15.61
2019	17,315	11.75	203,457	2.16	0.06	27.77
2018	5,731	9.20	52,702	3.12	0.06	(14.81)
2017	304	10.80	3,279	2.53	0.06	4.08
	Fidelity® VIP Real Estate Portfolio Initial Class
2020	23,243	11.20	260,279	2.60	0.06	(6.55)
2019	10,934	11.98	131,018	2.51	0.06	23.22
2018	3,159	9.72	30,720	4.98	0.06	(6.22)
2017	281	10.37	2,918	2.40	0.06	1.31
	Fidelity® VIP Value Portfolio Initial Class
2020	15,477	13.13	203,269	1.63	0.06	6.26
2019	9,383	12.36	115,968	2.33	0.06	32.13
2018	4,030	9.35	37,700	1.91	0.06	(13.84)
2017	406	10.86	4,406	1.64	0.06	5.80
	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series I (Fund commenced operation on April 30, 2020. On April 30, 2020 Invesco V.I. Mid Cap Growth merged into Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series I)
2020	15,980	14.83	236,933	—	0.06	51.42

30

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Invesco V.I. American Value
2020	19,007	$12.24	$232,601	1.09%	0.06%	1.12%
2019	11,032	12.10	133,505	0.83	0.06	25.03
2018	3,532	9.68	34,186	0.64	0.06	(12.65)
2017	282	11.08	3,123	0.08	0.06	8.50
	Invesco V.I. Diversified Dividend
2020	5,778	12.13	70,059	3.90	0.06	0.14
2019	2,098	12.11	25,401	3.59	0.06	25.09
2018	740	9.68	7,167	3.46	0.06	(7.57)
2017	61	10.47	637	—	0.06	2.53
	Invesco V.I. High Yield
2020	7,706	11.56	89,048	7.21	0.06	3.32
2019	3,845	11.18	43,007	8.41	0.06	13.51
2018	681	9.85	6,714	7.18	0.06	(3.35)
2017	27	10.20	274	—	0.06	—
	Invesco V.I. International Growth
2020	17,068	13.32	227,333	2.71	0.06	14.00
2019	11,614	11.68	135,697	1.83	0.06	28.57
2018	5,678	9.09	51,598	2.92	0.06	(14.98)
2017	392	10.69	4,192	0.01	0.06	2.70
	Invesco V.I. Mid Cap Growth (On 4/30/20 Invesco V.I. Mid Cap Growth merged into Invesco Oppenheimer VI Discovery Mid Cap Growth Fund Series I)
2020	—	13.38	—	—	0.06	(3.16)
2019	7,584	13.81	104,763	—	0.06	34.34
2018	4,098	10.28	42,138	—	0.06	(5.58)
2017	103	10.89	1,120	—	0.06	4.27
	Invesco V.I. Value Opportunities
2020	2,233	12.42	27,734	0.46	0.06	5.46
2019	1,367	11.78	16,102	0.28	0.06	30.61
2018	601	9.02	5,419	0.35	0.06	(19.18)
2017	170	11.16	1,895	—	0.06	6.76
	Janus Henderson Balanced Portfolio Institutional Shares
2020	21,974	15.25	335,011	1.98	0.06	14.31
2019	14,664	13.34	195,578	2.13	0.06	22.59
2018	6,668	10.88	72,545	2.02	0.06	0.68
2017	773	10.81	8,354	0.33	0.06	5.80

31

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Janus Henderson Enterprise Portfolio Institutional Shares
2020	18,243	$17.99	$328,164	0.07%	0.06%	19.47%
2019	10,655	15.06	160,429	0.23	0.06	35.48
2018	4,152	11.11	46,142	0.33	0.06	(0.41)
2017	135	11.16	1,503	—	0.06	6.72
	Janus Henderson Flexible Bond Portfolio Institutional Shares
2020	9,062	12.03	109,052	3.12	0.06	10.48
2019	5,305	10.89	57,780	4.35	0.06	9.57
2018	1,069	9.94	10,631	5.13	0.06	(1.00)
2017	4	10.04	44	1.95	0.06	(0.09)
	Janus Henderson Forty Portfolio Institutional Shares
2020	29,304	21.17	620,234	0.26	0.06	39.40
2019	18,737	15.18	284,487	0.18	0.06	37.16
2018	7,404	11.07	81,960	—	0.06	1.98
2017	354	10.85	3,846	—	0.06	3.84
	Janus Henderson Glob. Tech. and Innovation Portfolio Institutional Shares
2020	27,158	25.27	686,263	—	0.06	51.20
2019	17,089	16.71	285,612	—	0.06	45.17
2018	7,584	11.51	87,313	—	0.06	1.19
2017	1,620	11.38	18,426	—	0.06	7.34
	Janus Henderson Mid Cap Value Portfolio Institutional Shares
2020	25,505	12.21	311,356	1.36	0.06	(0.92)
2019	16,280	12.32	200,583	1.32	0.06	30.35
2018	8,146	9.45	76,995	1.44	0.06	(13.63)
2017	492	10.94	5,384	0.52	0.06	6.98
	Janus Henderson Research Portfolio Institutional Shares
2020	4,332	19.27	83,464	0.44	0.06	32.95
2019	2,551	14.49	36,960	0.50	0.06	35.52
2018	1,442	10.69	15,418	0.70	0.06	(2.58)
2017	28	10.98	305	0.19	0.06	5.27
	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I
2020	319,644	13.39	4,280,238	2.50	0.06	10.34
2019	201,861	12.14	2,449,708	2.45	0.06	22.44
2018	80,861	9.91	801,445	3.08	0.06	(9.17)
2017	9,879	10.91	107,797	2.14	0.06	5.42

32

ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

	At December 31,			For the year ended December 31,
	Accumulation Units	Accumulation Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return ***

	Morningstar Balanced ETF Asset Allocation Portfolio Class I
2020	92,661	$12.67	$1,173,986	2.96%	0.06%	9.41%
2019	54,276	11.58	628,521	3.23	0.06	16.57
2018	22,397	9.93	222,498	4.28	0.06	(6.02)
2017	2,066	10.57	21,840	2.13	0.06	3.65
	Morningstar Conservative ETF Asset Allocation Portfolio Class I
2020	12,958	11.69	151,529	2.23	0.06	6.80
2019	9,464	10.95	103,629	2.76	0.06	9.75
2018	2,542	9.98	25,361	4.89	0.06	(1.29)
	Morningstar Growth ETF Asset Allocation Portfolio Class I
2020	298,391	13.14	3,920,452	2.77	0.06	10.26
2019	190,027	11.92	2,264,360	2.71	0.06	20.14
2018	89,730	9.92	890,001	3.24	0.06	(7.85)
2017	10,413	10.76	112,085	2.14	0.06	4.60
	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I
2020	28,051	12.26	343,991	2.73	0.06	8.73
2019	19,019	11.28	214,518	3.52	0.06	13.19
2018	7,255	9.96	72,296	5.00	0.06	(3.99)
2017	255	10.38	2,647	0.27	0.06	1.68

33

PART C
OTHER INFORMATION

Item 30. EXHIBITS

(a) Resolution of the Board of Directors of Allstate Assurance Company authorizing establishment of Registrant. /1

(b) Custodian Agreement (Not Applicable)

(c)     (i) Principal Underwriting Agreement
(a) Form of Principal Underwriting Agreement by and between Allstate Assurance Company and Allstate
    Distributors, LLC /3

(d) FutureVest Flexible Premium Variable Adjustable Life Policy and Riders /2

(e) FutureVest Flexible Premium Variable Adjustable Life Application Form /1

(f)     (1) Articles of Reorganization for Provident National Assurance Company /1
(2) Amended and Reinstated By-laws of Allstate Assurance Company /1

(g) Contracts of Reinsurance
(1) Amended and Restated Reinsurance Agreement by and between Allstate Assurance Company and Swiss Re Life & Health America Inc. /2
(2) Amended and Restated Reinsurance Agreement by and between Allstate Assurance Company and RGA Reinsurance Company. /2

(h) Fund Participation Agreements:
(1) Participation Agreement between The Alger American Fund and Allstate Assurance Company /1
(2) Participation Agreement between AIM Variable Insurance Funds (Invesco Variable Insurance Products) and Allstate Assurance Company /1

(3) Participation Agreement between ALPS Variable Investment Trust and Allstate Assurance Company /1

(4) Participation Agreement between Fidelity(R) Variable Insurance Products and Allstate Assurance Company /1

(5) Participation Agreement between Janus Aspen Series and Allstate Assurance Company /1

(i) Administrative Contracts (Not Applicable)

(j) Other Material Contracts (Not Applicable)

(k) Opinion and Consent of Counsel (filed herewith)

(l) Actuarial Opinion and Consent /1

(m) Sample Calculations /1

(n) Other Opinions and Consents
(1) Consent of Independent Auditors (filed herewith)
(2) Consent of Independent Registered Public Accounting Firm (filed herewith)

(o) Omitted financial statements (Not Applicable)

(p) Initial Capital Arrangements (Not Applicable)

(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) /1

(r) Form of Initial Summary Prospectuses (filed herewith)

(99)    (a) Powers of Attorney for John E. Dugenske, Angela K. Fontana, Mario Imbarrato, Julie Parsons,
    Thomas J. Wilson, Mario Rizzo and Glen T. Shapiro/4

(99) (b) Power of Attorney for John C. Pintozzi/5

(99) (c) Powers of Attorney for Mark Q. Prindiville, Rebecca D. Kennedy and Jesse E. Merten (filed herewith)

/1 Incorporated by reference from Registration Statement on Form N-6 for Allstate Assurance Company Variable Life Separate Account, filed November 3, 2016 (File No. 333-214403).
/2 Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 for Allstate Assurance Company Variable Life Separate Account filed March 17, 2017 (File No. 333-214403).
/3 Incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement on Form N-6 for Allstate Assurance Company Variable Life Separate Account filed July 14, 2017 (File No. 333-214403).
/4 Incorporated by reference from Post-Effective Amendment No. 1 to Registration Statement on Form N-6 Allstate Assurance Company Variable Life Separate Account filed April 16, 2018 (File No. 333-214403).
/5 Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-6 Allstate Assurance Company Variable Life Separate Account filed April 17, 2020 (File No. 333-214403).

Item 31. EXECUTIVE OFFICERS AND DIRECTORS OF ALLSTATE ASSURANCE COMPANY

Our directors and officers are listed below. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

NAME	POSITION/OFFICE WITH DEPOSITOR
Dugenske, John E.	Director and Chief Executive Officer
Fontana, Angela K.	Director, Vice President, General Counsel and Secretary
Merten, Jesse E.	Director and President
Imbarrato, Mario	Director, Senior Vice President and Chief Financial Officer
Pintozzi, John C.	Director, Senior Vice President and Controller
Parsons, Julie	Director
Prindiville, Mark Q.	Director
Kennedy, Rebecca D.	Director and Vice President
Rizzo, Mario	Director
Shapiro, Glenn T.	Director
Wilson, Thomas J.	Director and Chairman of the Board
Flewellen, James M.	Senior Vice President
Hirsch, Marilyn V.	Senior Vice President
Hwang, Christina	Senior Vice President
Welton, Courtney V.	Senor Vice President and Chief Privacy Officer and Ethics Officer
DeCoursey, Randal	Vice President
Lenz, Brigitte K.	Vice President
Lundahl, Carol E.	Vice President and Assistant Treasurer
Nelson, Mary K.	Vice President
Resnick, Theresa M.	Vice President and Appointed Actuary
Kirchhoff, Tracy M.	Chief Compliance Officer
Gordon, Daniel G.	Vice President and Assistant Secretary
Stultz, Elliot A.	Assistant Secretary
Willemsen, Lisette S.	Assistant Secretary
Miller, Merlin L.	Illustration Actuary

Item 32. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Allstate Corporation and Subsidiaries[1]

Page 1

01.28.2021

The Allstate Corporation
008 (DE)
Allstate Financial Insurance Holdings Corporation 375 (DE)
American Heritage Life Insurance Company 374 (FL)
First Colonial Insurance Company 378 (FL)
E.R.J. Insurance Group, Inc. (dba American Heritage Insurance Services) 373 (FL)
American Heritage Service Company 372 (FL)
Allstate Assurance Company 432 (IL)
Intramerica Life Insurance Company 379 (NY)
Allstate Indemnity Company 060 (IL)
Allstate Fire and Casualty Insurance Company 027 (IL)
Allstate Property and Casualty Insurance Company 065 (IL)
ASMI Auto Insurance Company 426 (IL)
ECMI Auto Insurance Company 427 (IL)
ESMI Auto Insurance Company 433 (IL)
National General Holdings Corp. 501 (DE)
(Continued on Page 2)
Esurance Holdings, Inc. 420 (DE)
Esurance Insurance Company 414 (IL)
Esurance Insurance Services, Inc. 418 (DE)
Esurance Property and Casualty Insurance Company 416 (IL)
Esurance Insurance Services Company of Canada 421 (Canada)
Esurance Insurance Company of New Jersey 415 (IL)
Allstate Insurance Holdings, LLC 396 (DE)
Encompass Insurance Holdings, LLC 430 (DE)
Encompass Indemnity Company 270 (IL)
Encompass Insurance Company 339 (IL)
Encompass Independent Insurance Company 360 (IL)
Encompass Insurance Company of America 357 (IL)
Encompass Home and Auto Insurance Company 361 (IL)
Encompass Property and Casualty Company 359 (IL)
Encompass Insurance Company of Massachusetts 367 (MA)
Allstate Insurance Company 010 (IL)
Allstate New Jersey Insurance Company 095 (IL)
Allstate New Jersey Property and Casualty Insurance Company 386 (NJ)
Encompass Insurance Company of New Jersey 365 (IL)
Encompass Property and Casualty Insurance Company of New Jersey 387 (IL)
Allstate Insurance Company of Canada 090 (Canada)
Allstate Life Insurance Company of Canada 091 (Canada)
Pembridge Insurance Company 093 (Canada)
Pafco Insurance Company 092 (Canada)
Ivantage Insurance Brokers Inc. 094 (Canada)
Esurance Insurance Company of Canada 096 (Canada)
Allstate Vehicle and Property Insurance Company 064 (IL)
Allstate North American Insurance Company 330 (IL)
Allstate Northbrook Indemnity Company 021 (IL)
North Light Specialty Insurance Company 397 (IL)
Tech-Cor, LLC 061 (DE)
Allstate Financial Services, LLC 302 (DE)
Allstate Financial Corporation 349 (IL)
Allstate Financial, LLC 348 (DE)
AIMCO Private Fund II, LLC 080 (DE)
Pullman Crossing, LLC 230 (DE) Owned 94.5% by Allstate Insurance Company and 5.5% by Kennett Capital, Inc.
Pullman QOZB, LLC 231 (DE) Owned 99.9% by Pullman Crossing, LLC and 0.1% by Allstate Insurance Company
Allstate Life Insurance Company 030 (IL)
Allstate Distributors, L.L.C. 370 (DE)
Allstate Financial Advisors, LLC 317 (DE)
Allstate Assignment Company 335 (NE)
Allstate Settlement Corporation 033 (NE)
Allstate Finance Company, LLC 410 (DE)
NBlvu Riverside Cars 1, LLC 211 (DE)
NBlvu Riverside Management, LLC 213 (DE)
Shelf Investment Holding Entity:
NBlvu AP AF1, LLC 221 (DE)
Owned 55% by Allstate Insurance Company and 45% by Allstate Life Insurance Company
Kennett Capital, Inc. 306 (DE)
Allstate Life Insurance Company of New York 036 (NY)
ALIC Reinsurance Company 385 (SC)
Allstate International Assignments, Ltd. 235 (DE)
AIMCO Private Fund I Holding, LLC 083 (DE)* *Not yet capitalized.
AIMCO Private Fund I, LLC 082 (DE)
Investment Holding Entities
ALINV Mosaic, LLC 209 (DE)
Road Bay Investments, LLC 391 (DE)
West Plaza RE Holdings, LLC 423 (DE)
NBlvu AF1, LLC 218 (DE)
NBlvu AF2, LLC 219 (DE)
NBlvu AF3, LLC 220 (DE)
NBlvu AF4, LLC 225 (DE)
NBlvu AF5, LLC 226 (DE)
Shelf Investment Holding Entities
NBlvu AF6, LLC 227 (DE)
NBlvu AF7, LLC (DE)
NBlvu AF8, LLC (DE)
Allstate International Holdings, Inc. 144 (DE)
Allstate Solutions Private Limited 152 (India)
Allstate Non-Insurance Holdings, Inc. 145 (DE)
Answer Financial Inc. 417 (DE)
Right Answer Insurance Agency, LLC (DE)
Insurance Answer Center, LLC (DE)
Answer Marketplace, LLC (DE)
Allstate Exchange Services, LLC 425 (DE)* *Not yet capitalized.
Allstate Digital Ventures, LLC 424 (DE)* *Not yet capitalized.
Collective Sourcing, LLC 162 (DE)
Allstate Enterprises, LLC 400 (DE)
Allstate Motor Club, Inc. 071 (DE)
Signature Motor Club, Inc. 401 (DE)
Signature Agency, Inc. 405 (DE)
Signature Motor Club of California, Inc. 407 (CA)
Signature's Nationwide Auto Club, Inc. 404 (DE)
Signature Nationwide Auto Club of California, Inc. 408 (CA)
Arity, LLC 156 (DE)
Arity 875, LLC 159 (DE)
Arity Services, LLC 171 (DE)
ANIHI Newco, LLC 172 (DE)
Pablo Creek Services, Inc. 398 (IL)
Ivantage Select Agency, Inc. 350 (IL)
Northeast Agencies, Inc. 351 (NY)
Allstate Global Holdings Limited 154 (NI)
Allstate Northern Ireland Limited 151 (NI)
Arity International Limited 158 (NI)
InfoArmor, Inc. 165 (DE)
Vigilante ATI, Inc. (DE)
Identity Protection Strategic Solutions LLC (NJ)
Allstate Finance Company Agency Loans, LLC 212 (DE)
Allstate Investments, LLC 345 (DE)
Allstate Investment Management Company 079 (DE)
Allstate Short Term Pool, LLC 208 (DE) (Allstate and certain of its subsidiaries have undivided interest in the underlying assets of the pool in proportion to their membership percentage. Allstate Investment Management Company is the managing member.)
Castle Key Insurance Company 070 (IL)
Castle Key Indemnity Company 085 (IL)
Encompass Floridian Insurance Company 383 (IL)
Encompass Floridian Indemnity Company 382 (IL)
Allstate Texas Lloyd's, Inc. 067 (TX) (Attorney-in-Fact for Allstate Texas Lloyd's)
Allstate Texas Lloyd's 063 (TX)
Allstate County Mutual Insurance Company 068 (TX) (Owned by its policyholders)
Investment Holding Entities
AP Real Estate, LLC – 205 (DE)
AP Timber, LLC – 206 (DE)
Current Creek Investments, LLC – 413 (DE)
NBlvu AP1, LLC 215 (DE)
NBlvu AP2, LLC 216 (DE)
NBlvu AP3, LLC 217 (DE)
NBlvu AP4, LLC 222 (DE)
NBlvu AP6, LLC 224 (DE)
NBlvu AP7, LLC 228 (DE)
NBlvu AP8, LLC 229 (DE)
AP Riverway Plaza, LLC – 205 (DE) (Wholly-owned subsidiary of AP RE Series Riverway Plaza, a separate series of AP Real Estate, LLC)
Shelf Investment Holding Entities
NBlvu AP5, LLC 223 (DE)
NBlvu AP9, LLC (DE)
NBlvu AP10, LLC (DE)
CE Care Plan Corp (DE)
Complete Product Care Corp (DE)
ST Product Care Corp (DE)
Square Trade Protection Solutions, Inc. (DE)
Protection Plan Group, Inc. (DE)
Square Trade Go, Inc. (DE)
SquareTrade Holding Company, Inc. 160 (DE)
Square Trade, Inc. (DE)
Square Trade European Services AS (Norway)
Square Trade Canada, Inc. (British Columbia, Canada)
Square Trade Australia Pty Ltd (Victoria, Australia)
Square Trade Singapore Pte. Ltd. (Singapore)
PlumChoice, Inc. (DE)
iCracked Inc. (DE)
iCracked Japan, Inc. (Japan) (37.5% owned by iCracked Inc.)
Square Trade Insurance Services, Inc. (DE)
Square Trade Limited (UK)
Square Trade Europe Limited (Malta)
Square Trade Japan GK (Japan)
KEY
Public Company
First Tier
Second Tier
Third Tier
Fourth Tier
Fifth Tier
Sixth Tier
Non-stock Insurance Company
Non-stock Investment Pool
Holding Company

[1]Corporate Organizational Chart does not include joint venture affiliated investments with third-parties (see Schedule Y of Statutory Statements) or long-term invested assets (see Schedule BA of Statutory Statements).

Item 33: INDEMNIFICATION
The Amended and Restated Bylaws of Allstate Assurance Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled. Allstate Assurance Company has obtained directors and officers liability insurance which insures against certain liabilities that the directors and officers of Allstate Assurance Company and its subsidiaries, may, in such capacities, incur.
The By-Laws of ADLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.
Under the terms of the Amended and Restated Principal Underwriting Agreement, Depositor agrees to indemnify and hold harmless Distributor against all losses arising out of or based upon (a) the failure of Depositor to perform any of its obligations under the agreement, (b) the inaccuracy of any warranty or representation of Depositor made in the agreement, (c)(i) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus relating to a Distributor-sold Policy or any interest offered under a Distributor-sold Policy or any amendment thereof, based on information provided in writing by Depositor after the date of the agreement, expressly for use by Allstate Life Insurance Company, as Administrator under the Administrative Services Agreement, in the preparation of such registration statement or prospectus, and (ii) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus or other product materials relating to an MBA-sold Policy or any interest offered under an MBA-sold Policy or any amendment thereof, except to the extent such statement or omission was made in reliance upon information furnished in writing to Depositor by Distributor after the date of the agreement; (d) any negligence or willful misconduct or violation of applicable law by Depositor and/or any of its officers, employees, agents or representatives in performing its obligations under the agreement with respect to the policies that are the subject of the agreement, and/or (e) any successful enforcement of the indemnity in the agreement; provided that, (x) Depositor will have no obligation to indemnify the Distributor to the extent such loss results from (i) any act or omission resulting from the negligence or willful misconduct of Distributor after the date of the agreement, or (ii) any violation by Distributor of its obligations under the agreement; and (y) Depositor will have no obligation under the agreement to indemnify the Distributor for any loss to the extent that such loss was caused by Allstate Life Insurance Company in its performance of services on behalf of Depositor under the Administrative Services Agreement.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. PRINCIPAL UNDERWRITERS
Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company and an affiliate of Allstate Assurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to transfer the Distributor of the Policy, Allstate Distributors, LLC, to Antelope US Holdings Company, a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions.

As stated in the SAI, under the underwriting agreement for the Policies, Allstate Assurance Company reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Allstate Assurance Company provides on the Policies.
In addition to the Allstate Assurance Company Variable Life Separate Account, ADLLC serves as the principal distributor of certain life insurance policies issued and the following separate accounts

   Allstate Life Variable Life Separate Account A
   Allstate Life of New York Variable Life Separate Account A
Allstate Life Insurance Co Variable Annuity Separate Account C
   Intramerica Variable Annuity Account
Lincoln Benefit Life Variable Life Account

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

Name	Position with Distributor
JAMES M. FLEWELLEN	MANAGER AND CHAIRMAN OF THE BOARD
ANGELA K. FONTANA	MANAGER, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
REBECCA D. KENNEDY	MANAGER
MARY K. NELSON	MANAGER AND PRESIDENT
BRIGITTE K. LENZ	MANAGER
JESSE E. MERTEN	MANAGER
JOHN C. PINTOZZI	SENIOR VICE PRESIDENT AND CONTROLLER
CHRISTINA HWANG	SENIOR VICE PRESIDENT
KENNETH P. PRIESS	VICE PRESIDENT AND TREASURER
COURTNEY V. WELTON	SENIOR VICE PRESIDENT AND CHIEF PRIVACY AND ETHICS OFFICER
DANA GOLDSTEIN	CHIEF COMPLIANCE OFFICER
DANIEL G. GORDON	VICE PRESIDENT AND ASSISTANT SECRETARY
LISETTE S. WILLEMSEN	ASSISTANT SECRETARY
CAROL E. LUNDAHL	VICE PRESIDENT AND ASSISTANT TREASURER

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Other Compensation
Allstate Distributors, L.L.C.	$0	$0	$0	$0

Item 35. LOCATION OF ACCOUNTS AND RECORDS
The Depositor, Allstate Assurance Company, is located at 3075 Sanders Road, Northbrook, Illinois 60062.
The Principal Underwriter, ADLLC, is located at 3075 Sanders Road, Northbrook, Illinois 60062.
The Administrator of the Separate Account and the Administrative Service Provider, Allstate Life Insurance Company, is located at 3075 Sanders Road, Northbrook, IL 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 36. MANAGEMENT SERVICES
None.

Item 37. FEE REPRESENTATION
Allstate Assurance Company hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Assurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Assurance Variable Life Account, certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the day of April 29, 2021.

ALLSTATE ASSURANCE VARIABLE LIFE ACCOUNT
(Registrant)
By: ALLSTATE ASSURANCE COMPANY

By: /s/ Angela K. Fontana
-------------------------
Angela K. Fontana
Director, Vice President, General Counsel and Secretary

ALLSTATE ASSURANCE COMPANY
(Depositor)

By: /s/ Angela K. Fontana
-------------------------
Angela K. Fontana
Director, Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities indicated on April 29, 2021.

(Signature)	(Title)

/s/ Angela K. Fontana	Director, Vice President, General Counsel and Secretary
Angela K. Fontana

*/ John E. Dugenske	Director and Chief Executive Officer
John E. Dugenske	(Principal Executive Officer)

*/ Jesse E. Merten	Director and President
Jesse E. Merten

*/ Mario Imbarrato	Director, Senior Vice President and Chief Financial Officer
Mario Imbarrato	(Principal Financial Officer)

*/ John C. Pintozzi	Director, Senior Vice President and Controller
John C. Pintozzi	(Principal Accounting Officer)

*/ Mark Q. Prindiville	Director
Mark Q. Prindiville

*/ Julie Parsons	Director
Julie Parsons

*/ Rebecca D. Kennedy	Director and Vice President
Rebecca D. Kennedy

*/ Thomas J. Wilson	Director and Chairman of the Board
Thomas J. Wilson

*/ Mario Rizzo	Director
Mario Rizzo

*/ Glenn T. Shapiro	Director
Glenn T. Shapiro

* By Angela K. Fontana, pursuant to Power of Attorney, filed herewith or previously filed.

INDEX TO EXHIBITS
TO REGISTRATION STATEMENT ON FORM N-6
ALLSTATE ASSURANCE VARIABLE LIFE ACCOUNT

EXHIBIT NO.     SEQUENTIAL PAGE NO.

30(k)            Opinion and Consent of Counsel
30(n)(1)         Consent of Independent Auditors
30(n)(2)            Consent of Independent Registered Public Accounting Firm
30(r)            Form of Initial Summary Prospectuses
99(c)            Powers of Attorney for Mark Q. Prindiville, Rebecca D. Kennedy and Jesse E. Merten